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                                                                   EXHIBIT 10.46




                   F A C I L I T Y  L E A S E  A G R E M E N T




                      MEDITRUST ACQUISITION CORPORATION II

                            (A Delaware Corporation)

                                       as
                                     Lessor


                                       AND


                          BLACK BOX OF LEWISBURG, INC.


                            (A Delaware Corporation)

                                       as
                                     Lessee




                          Dated As Of December 31, 1997




(Lewisburg)


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                                TABLE OF CONTENTS

ARTICLE 1         LEASED PROPERTY; TERM; CONSTRUCTION; EXTENSIONS.................................................1

      1.1         Leased Property.................................................................................1
      1.2         Term............................................................................................2
      1.3         Extended Terms..................................................................................2

ARTICLE 2         DEFINITIONS AND RULES OF CONSTRUCTION...........................................................3

      2.1         Definitions.....................................................................................3
      2.2         Rules of Construction..........................................................................22

ARTICLE 3         RENT...........................................................................................23

      3.1         Base Rent for Land, Leased Improvements, Related
                  Rights and Fixtures............................................................................23
      3.2         Calculation and Payment of Additional Rent; Annual Reconciliation..............................24

             3.2.1         Estimates and Payments................................................................24
             3.2.2         Annual Statement......................................................................25
             3.2.3         Deficits..............................................................................25
             3.2.4         Overpayments..........................................................................25
             3.2.5         Final Determination...................................................................25
             3.2.6         Best Efforts to Maximize Gross Revenues...............................................25

      3.3         Confirmation and Audit of Additional Rent......................................................26

             3.3.1         Maintain Accounting Systems...........................................................26
             3.3.2         Audit by Lessor.......................................................................26
             3.3.3         Deficiencies and Overpayments.........................................................26
             3.3.4         Survival..............................................................................27

      3.4         Additional Charges.............................................................................27
      3.5         [Intentionally Deleted]........................................................................27
      3.6         Net Lease......................................................................................27
      3.7         No Lessee Termination or Offset................................................................27

             3.7.1         No Termination........................................................................27
             3.7.2         Waiver................................................................................28
             3.7.3         Independent Covenants.................................................................28

      3.8         Abatement of Rent Limited......................................................................28


                                      (i)
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
ARTICLE 4         IMPOSITIONS; TAXES; UTILITIES; INSURANCE PAYMENTS..............................................28

      4.1         Payment of Impositions.........................................................................28

             4.1.1         Lessee To Pay.........................................................................28
             4.1.2         Installment Elections.................................................................29
             4.1.3         Returns and Reports...................................................................29
             4.1.4         Refunds...............................................................................29
             4.1.5         Protest...............................................................................29

      4.2         Notice of Impositions..........................................................................30
      4.3         Adjustment of Impositions......................................................................30
      4.4         Utility Charges................................................................................30
      4.5         Insurance Premiums.............................................................................30
      4.6         Deposits.......................................................................................30

             4.6.1         Lessor's Option.......................................................................30
             4.6.2         Use of Deposits.......................................................................31
             4.6.3         Deficits..............................................................................31
             4.6.4         Other Properties......................................................................32
             4.6.5         Transfers.............................................................................32
             4.6.6         Security..............................................................................32
             4.6.7         Return................................................................................32
             4.6.8         Receipts..............................................................................32

ARTICLE 5         OWNERSHIP OF LEASED PROPERTY AND PERSONAL
                  PROPERTY; INSTALLATION, REMOVAL AND REPLACEMENT
                  OF PERSONAL PROPERTY;..........................................................................33

      5.1         Ownership of the Leased Property...............................................................33
      5.2         Personal Property; Removal and Replacement of
                  Personal Property..............................................................................33

             5.2.1         Lessee To Equip Facility..............................................................33
             5.2.2         Sufficient Personal Property..........................................................33
             5.2.3         Removal and Replacement; Lessor's Option to
                           Purchase..............................................................................33

ARTICLE 6         SECURITY FOR LEASE OBLIGATIONS.................................................................34

      6.1         Security for Lessee's Obligations; Permitted
                  Prior Security Interests.......................................................................34


                                      (ii)

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

             6.1.1         Security..............................................................................34
             6.1.2         Purchase-Money Security Interests, Receivables
                           and Equipment Leases..................................................................35

      6.2         Guaranties.....................................................................................35

ARTICLE 7         CONDITION AND USE OF LEASED PROPERTY; MANAGEMENT
                  AGREEMENTS.....................................................................................35

      7.1         Condition of the Leased Property...............................................................35
      7.2         Use of the Leased Property; Compliance;
                  Management.....................................................................................36

             7.2.1         Obligation to Operate.................................................................36
             7.2.2         Permitted Uses........................................................................36
             7.2.3         Compliance with Insurance Requirements................................................36
             7.2.4         No Waste..............................................................................37
             7.2.5         No Impairment.........................................................................37
             7.2.6         No Liens..............................................................................37

      7.3         Compliance with Legal Requirements.............................................................37
      7.4         Management Agreements..........................................................................37

ARTICLE 8         REPAIRS; RESTRICTIONS..........................................................................38

      8.1         Maintenance and Repair.........................................................................38

             8.1.1         Lessee's Responsibility...............................................................38
             8.1.2         No Lessor Obligation..................................................................39
             8.1.3         Lessee May Not Obligate Lessor........................................................39

      8.2         Encroachments; Title Restrictions..............................................................40

ARTICLE 9         MATERIAL STRUCTURAL WORK AND
                  CAPITAL ADDITIONS..............................................................................40

      9.1         Lessor's Approval..............................................................................40
      9.2         General Provisions as to Capital Additions and
                    Certain Material Structural Work.............................................................41

             9.2.1         No Liens..............................................................................41
             9.2.2         Lessee's Proposal Regarding Capital Additions
                             and Material Structural Work........................................................41
             9.2.3         Lessor's Options Regarding Capital Additions


                                     (iii)

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
                             and Material Structural Work........................................................41



             9.2.4         Lessor May Elect to Finance Capital Additions
                             or Material Structural Work.........................................................41

      9.3         Capital Additions Financed by Lessor...........................................................41

             9.3.1         Lessee's Financing Request............................................................41
             9.3.2         Lessor's General Requirements.........................................................42
             9.3.3         Payment of Costs......................................................................44

      9.4         General Limitations............................................................................44
      9.5         Non-Capital Additions..........................................................................44

ARTICLE 10  WARRANTIES AND REPRESENTATIONS.......................................................................45

     10.1         Representations and Warranties.................................................................45

            10.1.1         Existence; Power; Qualification.......................................................45
            10.1.2         Valid and Binding.....................................................................45
            10.1.3         Single Purpose........................................................................45
            10.1.4         No Violation..........................................................................45
            10.1.5         Consents and Approvals................................................................46
            10.1.6         No Liens or Insolvency Proceedings....................................................46
            10.1.7         No Burdensome Agreements..............................................................46
            10.1.8         Commercial Acts.......................................................................46
            10.1.9         Adequate Capital, Not Insolvent.......................................................46
           10.1.10         Not Delinquent........................................................................47
           10.1.11         No Affiliate Debt.....................................................................47
           10.1.12         Taxes Current.........................................................................47
           10.1.13         Financials Complete and Accurate......................................................47
           10.1.14         Pending Actions, Notices and Reports..................................................48
           10.1.15         Compliance with Legal and Other Requirements..........................................48
           10.1.16         No Action By Governmental Authority...................................................49
           10.1.17         Property Matters......................................................................49
           10.1.18         Third Party Payor Agreements..........................................................50
           10.1.19         Rate Limitations......................................................................51
           10.1.20         Free Care.............................................................................51
           10.1.21         No Proposed Changes...................................................................51
           10.1.22         ERISA.................................................................................51
           10.1.23         No Broker.............................................................................51
           10.1.24         No Improper Payments..................................................................51


                                      (iv)
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

           10.1.25         Nothing Omitted.......................................................................52
           10.1.26         No Margin Security....................................................................52
           10.1.27         No Default............................................................................52
           10.1.28         Principal Place of Business...........................................................52
           10.1.29         Labor Matters.........................................................................52
           10.1.30         Intellectual Property.................................................................53
           10.1.31         Management Agreements.................................................................53
           10.1.32         [Intentionally Deleted]...............................................................53
           10.1.33         Working Capital Loan Documents........................................................53

     10.2         Continuing Effect of Representations and Warranties............................................53

ARTICLE 11  FINANCIAL AND OTHER COVENANTS........................................................................54

     11.1         Status Certificates............................................................................54
     11.2         Financial Statements; Reports; Notice and Information..........................................54

            11.2.1         Obligation to Furnish.................................................................54
            11.2.2         Responsible Officer...................................................................58
            11.2.3         No Material Omission..................................................................58
            11.2.4         Confidentiality.......................................................................58

     11.3         Financial Covenants............................................................................59

            11.3.1         Rent Coverage Ratio of Lessee.........................................................59
            11.3.2         [Intentionally Deleted]...............................................................59
            11.3.3         [Intentionally Deleted]...............................................................59
            11.3.4         No Indebtedness.......................................................................59
            11.3.5         No Guaranties.........................................................................60

     11.4         Affirmative Covenants..........................................................................60

            11.4.1         Maintenance of Existence..............................................................60
            11.4.2         Materials.............................................................................60
            11.4.3         Compliance with Legal Requirements and
                           Applicable Agreements.................................................................60
            11.4.4         Books and Records.....................................................................60
            11.4.5         Participation in Third Party Payor Programs...........................................60
            11.4.6         Conduct of its Business...............................................................61
            11.4.7         Address...............................................................................61
            11.4.8         Subordination of Affiliate Transactions...............................................61
            11.4.9         Inspection............................................................................61
           11.4.10         Additional Property...................................................................62

                                      (v)
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
           11.4.11         Annual Facility Upgrade Expenditures..................................................62

     11.5         Additional Negative Covenants..................................................................62

            11.5.1         Restrictions Relating to Lessee.......................................................62
            11.5.2         No Liens..............................................................................63
            11.5.3         Limits on Certain Transactions........................................................63
            11.5.4         Non-Competition.......................................................................63
            11.5.5         No Default............................................................................65
            11.5.6         Restrictions Relating to the Guarantor and the Developer..............................65
            11.5.7         [Intentionally Deleted]...............................................................65
            11.5.8         ERISA.................................................................................65
            11.5.9         Forgiveness of Indebtedness...........................................................65
           11.5.10         Value of Assets.......................................................................65
           11.5.11         Changes in Fiscal Year and Accounting Procedures......................................65

     11.6         Access to Records..............................................................................66

ARTICLE 12  INSURANCE AND INDEMNITY..............................................................................66

     12.1         General Insurance Requirements.................................................................66

            12.1.1         Types and Amounts of Insurance........................................................66
            12.1.2         Insurance Company Requirements........................................................68
            12.1.3         Policy Requirements...................................................................68
            12.1.4         Notices; Certificates and Policies....................................................68
            12.1.5         Lessor's Right to Place Insurance.....................................................69
            12.1.6         Payment of Proceeds...................................................................69
            12.1.7         Irrevocable Power of Attorney.........................................................69
            12.1.8         Blanket Policies......................................................................70
            12.1.9         No Separate Insurance.................................................................70
           12.1.10         Assignment of Unearned Premiums.......................................................70

     12.2         Indemnity......................................................................................70

            12.2.1         Indemnification.......................................................................70
            12.2.2         Indemnified Parties...................................................................71
            12.2.3         Limitation on Lessor Liability........................................................71
            12.2.4         Risk of Loss..........................................................................72

ARTICLE 13  FIRE AND CASUALTY....................................................................................72

     13.1         Restoration Following Fire or Other Casualty...................................................72


                                      (vi)
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
            13.1.1         Following Fire or Casualty............................................................72
            13.1.2         Procedures............................................................................72
            13.1.3         Disbursement of Insurance Proceeds....................................................73

     13.2         Disposition of Insurance Proceeds..............................................................77

            13.2.1         Proceeds To Be Released To Pay For Work...............................................77
            13.2.2         Proceeds Not To Be Released...........................................................78
            13.2.3         Lessee Responsible for Short-Fall.....................................................78

     13.3         Tangible Personal Property.....................................................................78
     13.4         Restoration of Certain Improvements and the
                    Tangible Personal Property...................................................................79
     13.5         No Abatement of Rent...........................................................................79
     13.6         Termination of Certain Rights..................................................................79
     13.7         Waiver.........................................................................................79
     13.8         Application of Rent Loss and/or Business Interruption Insurance................................79
     13.9         Obligation To Account..........................................................................80

ARTICLE 14  CONDEMNATION.........................................................................................80

     14.1         Parties' Rights and Obligations................................................................80
     14.2         Total Taking...................................................................................80
     14.3         Partial or Temporary Taking....................................................................80
     14.4         Restoration....................................................................................81
     14.5         Award Distribution.............................................................................81
     14.6         Control of Proceedings.........................................................................81

ARTICLE 15  PERMITTED CONTESTS...................................................................................82

     15.1         Lessee's Right to Contest......................................................................82
     15.2         Lessor's Cooperation...........................................................................82
     15.3         Lessee's Indemnity.............................................................................83

ARTICLE 16  DEFAULT..............................................................................................83

     16.1         Events of Default..............................................................................83
     16.2         Remedies.......................................................................................87
     16.3         Damages........................................................................................90
     16.4         Lessee Waivers.................................................................................91
     16.5         Application of Funds...........................................................................91
     16.6         [Intentionally Deleted]........................................................................91


                                     (vii)
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
     16.7         Lessor's Right to Cure.........................................................................91
     16.8         No Waiver by Lessor............................................................................91
     16.9         Right of Forbearance...........................................................................92
    16.10         Cumulative Remedies............................................................................92

ARTICLE 17  SURRENDER OF LEASED PROPERTY OR LEASE;
                   HOLDING OVER..................................................................................93

     17.1         Surrender......................................................................................93
     17.2         Transfer of Permits and Contracts..............................................................93
     17.3         No Acceptance of Surrender.....................................................................94
     17.4         Holding Over...................................................................................94

ARTICLE 18  PURCHASE OF THE LEASED PROPERTY......................................................................94

     18.1         Purchase of the Leased Property................................................................94
     18.2         Appraisal......................................................................................95

            18.2.1         Designation of Appraisers.............................................................95
            18.2.2         Appraisal Process.....................................................................95
            18.2.3         Specific Enforcement and Costs........................................................95

     18.3         Lessee's Limited Right of First Refusal........................................................96
     18.4         Lessee's Option to Purchase....................................................................96

            18.4.1         Conditions to Option..................................................................96
            18.4.2         Exercise of Option....................................................................96
            18.4.3         Conveyance............................................................................97
            18.4.4         Calculation of Purchase Price.........................................................97
            18.4.5         Payment of Purchase Price.............................................................97
            18.4.6         Place and Time of Closing.............................................................97
            18.4.7         Condition of Leased Property..........................................................97
            18.4.8         Quality of Title......................................................................97
            18.4.9         Lessor's Inability to Perform.........................................................98
           18.4.10         Merger by Deed........................................................................98
           18.4.11         Use of Purchase Price to Clear Title..................................................98
           18.4.12         Lessee's Default......................................................................98

ARTICLE 19  SUBLETTING AND ASSIGNMENT............................................................................99

     19.1         Subletting and Assignment......................................................................99
     19.2         Permitted Subleases............................................................................99
     19.3         Attornment.....................................................................................99

                                     (viii)
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
     19.4         Permitted Assignments..........................................................................99
     19.5         Other Permitted Transfers.....................................................................100

ARTICLE 20  TITLE TRANSFERS AND LIENS GRANTED BY LESSOR.........................................................101

     20.1         No Merger of Title............................................................................101
     20.2         Transfers by Lessor...........................................................................101
     20.3         Lessor May Grant Liens........................................................................101
     20.4         Subordination and Non-Disturbance.............................................................102

ARTICLE 21  LESSOR OBLIGATIONS..................................................................................102

     21.1         Quiet Enjoyment...............................................................................102
     21.2         Memorandum of Lease...........................................................................103
     21.3         Default by Lessor.............................................................................103

ARTICLE 22  NOTICES.............................................................................................103

ARTICLE 23  LIMITATION OF LIABILITY.............................................................................105

ARTICLE 24  MISCELLANEOUS PROVISIONS............................................................................105

     24.1         Broker's Fee Indemnification..................................................................105
     24.2         No Joint Venture or Partnership...............................................................105
     24.3         Amendments, Waivers and Modifications.........................................................105
     24.4         Captions and Headings.........................................................................106
     24.5         Time is of the Essence........................................................................106
     24.6         Counterparts..................................................................................106
     24.7         Entire Agreement..............................................................................106
     24.8         WAIVER OF JURY TRIAL..........................................................................106
     24.9         Successors and Assigns........................................................................107
    24.10         No Third Party Beneficiaries..................................................................107
    24.11         Governing Law.................................................................................107
    24.12         General.......................................................................................108

ARTICLE 25  SUBSTITUTION OF PROPERTY............................................................................109

     25.1         Substitution of Property for the Leased Property..............................................109
     25.2         Conditions to Substitution....................................................................109
     25.3         Conveyance to Lessee..........................................................................113
     25.4         Expenses......................................................................................113

EXHIBIT A          LEGAL DESCRIPTION OF THE LAND

                                      (ix)

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
EXHIBIT B          PERMITTED ENCUMBRANCES
EXHIBIT C          LIST OF SHAREHOLDERS
EXHIBIT D          NATIONAL ACCOUNTS AND LOCAL DISCOUNTS
EXHIBIT E          [INTENTIONALLY DELETED]
EXHIBIT F          RATE LIMITATIONS
EXHIBIT G          FREE CARE REQUIREMENTS
EXHIBIT H          WORKING CAPITAL LOAN DOCUMENTS
EXHIBIT I          RENT COVERAGE RATIO CALCULATION

                                      (x)

                            FACILITY LEASE AGREEMENT
                                                                  (Lewisburg)

     This FACILITY LEASE AGREEMENT ("Lease") is dated as of the 31st day of December, 1997, and is between MEDITRUST ACQUISITION CORPORATION II ("Lessor"), a Delaware corporation having its principal office at 197 First Avenue, Needham Heights, Massachusetts 02194, and BLACK BOX OF LEWISBURG, INC., a Delaware corporation ("Lessee").


                                    ARTICLE 1

                 LEASED PROPERTY; TERM; CONSTRUCTION; EXTENSIONS

     1.1 LEASED PROPERTY. Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee rents and leases from Lessor all of Lessor's rights and interests in and to the following real and personal property (collectively, the "Leased Property"):

          (a) the real property described in EXHIBIT A attached hereto (the "Land");

          (b) all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines, and parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the "Leased Improvements");

          (c) all easements, rights and appurtenances of every nature and description now or hereafter relating to or benefitting any or all of the Land and the Leased Improvements; and

          (d) all equipment, machinery, building fixtures, and other items of property (whether realty, personalty or mixed), including all components thereof, now or hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tangible Personal Property (as hereinafter defined) which are not permanently affixed to or incorporated in the Leased Property (collectively, the "Fixtures").

     The Leased Property is leased in its present condition, AS IS, without representation or warranty of any kind, express or implied, by Lessor and subject to: (i) the rights of parties in possession; (ii) the existing state of title including all covenants, conditions, Liens (as hereinafter defined) and other matters of record (including, without limitation, the matters set forth in EXHIBIT B); (iii) all applicable laws and (iv) all matters, whether or not of a similar nature, which would be disclosed by an inspection of the Leased Property or by an accurate survey thereof.

     1.2 TERM. The term of this Lease shall consist of: the "Initial Term", which shall commence on December 31, 1997 (the "Commencement Date") and end on the date (the "Expiration Date"), that constitutes the tenth (10th) anniversary of the first "Conversion Date" to occur under the Related Leases (as hereinafter defined); provided, however, that this Lease may be sooner terminated as hereinafter provided. In addition, Lessee shall have the option(s) to extend the Term (as hereinafter defined) as provided for in Section 1.3.

     1.3 EXTENDED TERMS. Provided that this Lease has not been previously terminated, and as long as there exists no Lease Default (as hereinafter defined) at the time of exercise and on the last day of the Initial Term or the then current Extended Term (as hereinafter defined), as the case may be, Lessee is hereby granted the option to extend the Initial Term of this Lease for three
(3) additional periods (collectively, the "Extended Terms") as follows: three
(3) successive five (5) year periods for a maximum Term, if all such options are exercised, which ends on the fifteenth (15th) anniversary of the Expiration Date. Lessee's extension options shall be exercised by Lessee by giving written notice to Lessor of each such extension at least one hundred eighty (180) days, but not more than three hundred sixty (360) days, prior to the termination of the Initial Term or the then current Extended Term, as the case may be. Lessee shall have no right to rescind any such notice once given. Lessee may not exercise its option for more than one Extended Term at a time. During each effective Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Base Rent (as hereinafter defined) for each such Extended Term shall be adjusted as set forth in Section 3.1(b).

     Notwithstanding anything to the contrary set forth herein, Lessee's rights to exercise the options granted in this Section 1.3 are subject to the further condition that concurrently with the exercise of any extension option hereunder, Lessee shall have exercised its option to extend the terms of all of the Related Leases in accordance with the provisions of the Agreement Regarding Related Lease Transactions and the provisions of Section 1.3 of each of the Related Leases.


                                    ARTICLE 2

                      DEFINITIONS AND RULES OF CONSTRUCTION

     2.1 DEFINITIONS. For all purposes of this Lease and the other Lease Documents (as hereinafter defined), except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and (ii) all references in this Lease or any of the other Lease Documents to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease or the other applicable Lease Document.

     ACCOUNTS: As defined in the UCC.

     ACCREDITATION BODY: CARF, JCAHO, Pennsylvania Department of Public Welfare and all other Persons having or claiming jurisdiction over the accreditation, certification, evaluation or operation of the Facility.

     ADDITIONAL CHARGES: As defined in Article 3.

     ADDITIONAL LAND: As defined in Section 9.3.

     ADDITIONAL RENT: As defined in Section 3.1(c).

     ADDITIONAL RENT COMMENCEMENT DATE: As defined in Section 3.1(c).

     AFFILIATE: With respect to any Person (i) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, twenty-five percent (25%) or more of the outstanding capital stock, shares or equity interests of such Person or (iii) any officer, director, employee, general partner or trustee of such Person, or any other Person controlling, controlled by, or under common control with, such Person (excluding trustees and Persons serving in a fiduciary or similar capacity who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

     AFFILIATED PARTY SUBORDINATION AGREEMENT: That certain Affiliated Party Subordination Agreement of even date herewith by and among Lessee, the other Black Box Parties, the Guarantor, the Current Manager and Lessor.

     AGREEMENT REGARDING RELATED LEASE TRANSACTIONS: That certain Amended and Restated Agreement Regarding Related Lease Transactions of even date, by and among Lessee, Lessor and any other Tenant Party that is a party to any Related Lease. Lessor and Lessee anticipate that the Agreement Regarding Related Lease Transactions will be amended from time to time in connection with future transactions in order to include Affiliates of Lessor and/or Affiliates of Lessee as parties thereto and to expand or otherwise modify the definition of "Related Leases" set forth therein.

     ANNUAL FACILITY UPGRADE EXPENDITURE: The aggregate amount spent on Upgrade Renovations during any Lease Year.

     APPURTENANT AGREEMENTS: Collectively, all instruments, documents and other agreements that now or hereafter create any utility, access or other rights or appurtenances benefiting or relating to the Leased Property.

     ARCHITECT'S ASSIGNMENT: As defined in the Leasehold Improvement Agreement.

     ARCHITECT'S CONTRACT: As defined in the Leasehold Improvement Agreement.

     ASSIGNMENT AGREEMENT: That certain Assignment of even date herewith by and between the Guarantor and Lessee, relating to the Option Agreement.

     AWARD: All compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

     BASE RENT: The Pre-Conversion Base Rent from the Commencement Date through the day preceding the Conversion Date and the Post-Conversion Base Rent from the Conversion Date through the remainder of the Term.

     BCC GUARANTY: As defined in Section 19.4.

     BCC OPTION AGREEMENT: That certain Option Agreement of even date herewith by and among Black Box Holding Company and the Guarantor.

     BCC STOCK PLEDGE: As defined in Section 19.4.

     BLACK BOX PARTIES: As defined under the Agreement Regarding Related Lease Transactions.

     BUSINESS DAY: Any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America, the Commonwealth of Massachusetts, the State or the state in which Lessor's depository bank is located.

     CARF: The Commission on Accreditation of Rehabilitation Facilities.

     CAPITAL ADDITIONS: Collectively, all new buildings and additional structures annexed to any portion of any of the Leased Improvements and material expansions of any of the Leased Improvements which are constructed on any portion of the Land during the Term, including, without limitation, the construction of a new wing or new story, the renovation of any of the Leased Improvements on the Leased Property in order to provide a functionally new facility that is needed or used to provide services not previously offered and any expansion, construction, renovation or conversion or in order to (i) increase the unit or bed capacity of the Facility, (ii) change the purpose for which such units or beds are utilized and/or (iii) change the utilization of any material portion of any of the Leased Improvements.

     CAPITAL ADDITION COST: The cost of any Capital Addition made by Lessee whether paid for by Lessee or Lessor. Such cost shall include all costs and expenses of every nature whatsoever incurred directly or indirectly in connection with the development, permitting, construction and financing of a Capital Addition as reasonably determined by, or to the reasonable satisfaction of, Lessor.

     CASH ADJUSTMENT: As defined in Section 25.2.

     CASH COLLATERAL: As defined in the Deposit Pledge Agreement.

     CASH FLOW: The Consolidated Net Income (or Consolidated Net Loss) before federal and state income taxes for any period plus (i) the amount of the provision for depreciation and amortization actually deducted on the books of the applicable Person for the purposes of computing such Consolidated Net Income (or Consolidated Net Loss) for the period involved, plus (ii) Rent and interest on all other Indebtedness which is fully subordinated to the Lease Obligations, plus (iii) any indebtedness which is fully subordinated to the Lease Obligations pursuant to the Affiliated Party Subordination Agreement.

     CASUALTY: As defined in Section 13.1.

     CHAMPUS: The Civilian Health and Medical Program of the Uniform Service, a program of medical benefits covering retirees and dependents of members or former members of a uniformed service provided, financed and supervised by the United States Department of Defense and established by 10 USC Section .1071 et seq.

     CHATTEL PAPER: As defined in the UCC.

     CLOSING: As defined in Section 18.4.

     CODE: The Internal Revenue Code of 1986, as amended.

     COLLATERAL: All of the property in which security interests are granted to Lessor and the other Meditrust Entities pursuant to the Lease Documents and the Related Party Agreements to secure the Lease Obligations, including, without limitation, the Cash Collateral and the Receivables.

     COMMENCEMENT DATE: As defined in Section 1.2.

     COMPARABLE FACILITY: As defined in Section 25.1.

     COMPLETION DATE: As defined in the Leasehold Improvement Agreement.

     COMPLETION GUARANTY: That certain Guaranty of even date executed by Guarantor in favor of Lessor, relating to completion of the Facility.

     CONDEMNATION: With respect to the Leased Property or any interest therein or right accruing thereto or use thereof (i) the exercise of any Governmental Authority, whether by legal proceedings or otherwise, by a Condemnor or (ii) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of Condemnation or Taking or while legal proceedings for Condemnation or Taking are pending.

     CONDEMNOR: Any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

     CONSOLIDATED AND CONSOLIDATING: The consolidated and consolidating accounts of the relevant Person and its Subsidiaries consolidated in accordance with GAAP.

     CONSOLIDATED FINANCIALS: For any fiscal year or other accounting period for any Person and its consolidated Subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP, and disclosing all liabilities of such Person and its consolidated Subsidiaries, including, without limitation, contingent liabilities.

     CONSTRUCTION ASSIGNMENT: As defined in the Leasehold Improvement Agreement.

     CONSTRUCTION CONTRACT: As defined in the Leasehold Improvement Agreement.

     CONSULTANTS: Collectively, the architects, engineers, inspectors, surveyors and other consultants that are engaged from time to time by Lessor to perform services for Lessor in connection with this Lease.

     CONSUMER PRICE ADJUSTMENT FACTOR: A fraction, the numerator of which is the Consumer Price Index in effect as of first day of the Lease Year for which the Annual Facility Upgrade Expenditure increase is being calculated and the denominator of which is the Consumer Price Index in effect as of the Commencement Date.

     CONSUMER PRICE INDEX: The Consumer Price Index for Urban Wage Earners and Clerical Workers, All Items-U.S. City Average (1982-84=100), published by the Bureau of Labor Statistics, U.S. Department of Labor. If the Bureau of Labor Statistics should cease to publish such Price Index in its present form and calculated on the present basis, then the most similar index published by the same Bureau shall be used for the same purpose. If there is no such similar index, a substitute index which is then generally recognized as being similar to the Consumer Price Index shall be used, with such substitute index to be reasonably selected by Lessor.

     CONTRACTS: All agreements (including, without limitation, Provider Agreements and Patient Admission Agreements), contracts, (including without limitation, construction contracts, subcontracts, and architects' contracts,) contract rights, warranties and representations, franchises, and records and books of account benefiting, relating to or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession, or operation thereof, or the operation of any programs or services in conjunction with the Leased Property and all renewals, replacement and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor or maintained or used by any member of the Leasing Group or entered into by any member of the Leasing Group with any third Person.

     CONVERSION DATE: The earlier to occur of (i) the Completion Date, (ii) the completion of the Project in accordance with the Project Plans and the Leasehold Improvement Agreement and the issuance by the appropriate Governmental Authorities of a Certificate of Occupancy (or its equivalent) or (iii) the date that the first resident is admitted to the Facility.

     CURRENT ASSETS: All assets of any Person which would, in accordance with GAAP, be classified as current assets of a Person conducting a business the same as or similar to that of such Person, excluding however, any and all advances to or Current Liabilities owed to such Person by its Subsidiaries.

     CURRENT LIABILITIES: All liabilities of any Person which would, in accordance with GAAP, be classified as current liabilities of a Person conducting a business the same as or similar to that of such Person, including without limitation, all rental and other payments under leases and fixed payments of, and sinking fund payments with respect to, Indebtedness required to be made within one (1) year from the date of determination.

     CURRENT MANAGER: Balanced Care at Lewisburg, Inc.

     CURRENT MANAGEMENT AGREEMENT: That certain Management Agreement of even date by and between Lessee and the Current Manager.

     DATE OF TAKING: The date the Condemnor has the right to possession of the property being condemned.

     DEED: As defined in Section 18.4.

     DEPARTMENT OF PUBLIC WELFARE: Commonwealth of Pennsylvania Department of Public Welfare.

     DEPOSIT PLEDGE AGREEMENT: The pledge and security agreement so captioned and dated as of even date herewith between Lessee and Lessor.

     DEVELOPER: BCC Development and Management Co., a Delaware corporation, and its successors and assigns.

     DEVELOPER PERMITS ASSIGNMENT: That certain Collateral Assignment of Permits, Licenses and Contracts of even date granted by the Developer to Lessor.

     DOCUMENTS: As defined in the UCC.

     ENCUMBRANCE: As defined in Section 20.3.

     ENVIRONMENTAL INDEMNITY AGREEMENT: The Environmental Indemnity Agreement of even date herewith by and among Lessee, the Developer and Lessor.

     ENVIRONMENTAL LAWS: As defined in the Environmental Indemnity Agreement.

     ERISA: The Employment Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT: As defined in Article 16.

     EXCESS GROSS REVENUES: Gross Revenues for a fiscal year less the Gross Revenues for the immediately preceding fiscal year.

     EXPIRATION DATE: As defined in Section 1.2.

     EXTENSION TERM ADJUSTMENT DATES: During any Extended Terms, the tenth
(10th), fifteenth (15th) and twentieth (20th) anniversaries of the Conversion Date.

     EXTENDED TERMS: As defined in Section 1.3.

     FACILITY: The personal care home with seventy (70) licensed beds (located in forty-four (44) units) to be known as "Balanced Care at Lewisburg" to be constructed on the Land (together with related parking and other amenities).

     FAILURE TO PERFORM: As defined Article 16.

     FAIR MARKET ADDED VALUE: The Fair Market Value of the Leased Property (including all Capital Additions) minus the Fair Market Value of the Leased Property determined as if no

Capital Additions paid for by Lessee had been constructed.

     FAIR MARKET VALUE OF THE CAPITAL ADDITION: The amount by which the Fair Market Value of the Leased Property upon the completion of a particular Capital Addition exceeds the Fair Market Value of the Leased Property just prior to the construction of the particular Capital Addition.

     FAIR MARKET VALUE OF THE LEASED PROPERTY: The fair market value of the Leased Property, including all Capital Additions, and including the Land and all other portions of the Leased Property, and (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Section 18.2 or in such other manner as shall be mutually acceptable to Lessor and Lessee and (c) not taking into account any reduction in value resulting from any Lien to which the Leased Property is subject and which Lien Lessee or Lessor is otherwise required to remove at or prior to closing of the transaction. However, the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment provisions and other terms and conditions of any Lien on the Leased Property which is not so required or agreed to be removed shall be taken into account in determining the Fair Market Value of the Leased Property. The Fair Market Value shall be determined as the overall value based on due consideration of the "income" approach, the "comparable sales" approach, and the "replacement cost" approach.

     FAIR MARKET VALUE OF THE MATERIAL STRUCTURAL WORK: The amount by which the Fair Market Value of the Leased Property upon the completion of any particular Material Structural Work exceeds the Fair Market Value of the Leased Property just prior to the construction of the applicable Material Structural Work.

     FEE MORTGAGE: As defined in Section 20.3.

     FEE MORTGAGEE: As defined in Section 20.3.

     FINANCING PARTY: Any Person who is or may be participating with Lessor in any way in connection with the financing of any Capital Addition.

     FINANCING STATEMENTS: Uniform Commercial Code financing statements evidencing the security interests granted to Lessor in connection with the Lease Documents.

     FISCAL QUARTER: Each of the three (3) month periods commencing on July 1st, October 1st, January 1st and April 1st.

     FISCAL YEAR: The twelve (12) month period from July 1st to June 30th.

     FIXTURES: As defined in Article 1.

     GAAP: Generally accepted accounting principles, consistently applied throughout the relevant period.

     GENERAL INTANGIBLES: As defined in the UCC.

     GOVERNMENTAL AUTHORITIES: Collectively, all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures, and offices of any nature whatsoever of any government, quasi-government unit or political subdivision, whether with a federal, state, county, district, municipal, city or otherwise and whether now or hereinafter in existence.

     GROSS REVENUES: Collectively, all revenues generated by reason of the operation of the Leased Property (including any Capital Additions), whether or not directly or indirectly received or to be received by the Lessee, including, without limitation, all patient and/or resident revenues received or receivable for the use of, or otherwise by reason of, all rooms, beds, units and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on or from the Leased Property and further including, without limitation, except as otherwise specifically provided below, any consideration received under any subletting, licensing, or other arrangements with any Person relating to the possession or use of the Leased Property and all revenues from all ancillary services provided at or relating to the Leased Property; provided, however, that Gross Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business; and provided, further, that there shall be excluded or deducted (as the case may be) from such revenues:

          (i) contractual allowances (relating to any period during the Term of this Lease and thereafter until the Rent hereunder is paid in full) for billings not paid by or received from the appropriate Governmental Authorities or Third Party Payors,

          (ii) allowances according to GAAP for uncollectible accounts,

          (iii) all proper patient and/or resident billing credits and adjustments according to GAAP relating to health care accounting,

          (iv) federal, state or local sales, use, gross receipts and excise taxes and any tax based upon or measured by said Gross Revenues which is added to or made a part of the amount billed to the patient, resident or other recipient of such services or goods, whether included in the billing or stated separately,

          (v) provider discounts for hospital or other medical facility utilization contracts,

          (vi) the cost of any federal, state or local governmental program imposed specially to provide or finance indigent patient and/or resident care (other than Medicare, Medicaid and the like), and

          (vii) deposits refundable to residents of the Facility.

To the extent that the Leased Property is subleased or occupied by an Affiliate of the Lessee,

Gross Revenues calculated for all purposes of this Lease (including, without limitation, the determination of the Additional Rent payable under this Lease) shall include the Gross Revenues of such Sublessee with respect to the premises demised under the applicable Sublease (i.e., the Gross Revenues generated from the operations conducted on such subleased portion of the Leased Property) and the rent received or receivable from such Sublessee pursuant to such Subleases shall be excluded from Gross Revenues for all such purposes. As to any Sublease between the Lessee and a non-Affiliate of the Lessee (other than the Guarantor or any Affiliate of the Guarantor), only the rental actually received by the Lessee from such non-Affiliate shall be included in Gross Revenues.

     GUARANTIES: Collectively, the Completion Guaranty and any BCC Guaranty hereafter executed and delivered to Lessor by the Guarantor in accordance with the terms of Section 19.4.

     GUARANTOR: Balanced Care Corporation, a Delaware corporation, and its successors and assigns.

     HAZARDOUS SUBSTANCES: As defined in the Environmental Indemnity Agreement.

     IMPOSITIONS: Collectively, all taxes (including, without limitation, all capital stock and franchise taxes of Lessor, all ad valorem, property, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water and sewer rents, water charges or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), transfer taxes and recordation taxes imposed as a result of the conveyance of the Land to Lessor (and/or any conveyance of the Leased Property to Lessee pursuant to the terms of this Lease), this Lease or any extensions hereof, and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of either or both of the Leased Property and the Rent (including all interest and penalties thereon due to any failure in payment by Lessee), which at any time prior to, during or in respect of the Term hereof and thereafter until the Leased Property is surrendered to Lessor as required by the terms of this Lease, may be assessed or imposed on or in respect of or be a Lien upon (a) Lessor or Lessor's interest in the Leased Property, (b) the Leased Property or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or the leasing or use of the Leased Property. Notwithstanding the foregoing, nothing contained in this Lease shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person, except Lessee or its successors, (2) any net revenue tax of Lessor or any other Person, except Lessee and its successors,
(3) any tax imposed with respect to the proceeds, or any portion thereof, received by Lessor as a result of the sale, exchange or other disposition by Lessor of the Leased Property, except any sale, transfer, exchange or other disposition of the Leased Property to Lessee, or (4) except as expressly provided elsewhere in this Lease, any principal or interest on any Encumbrance on the Leased Property; provided, however, the provisos set forth in clauses (1) and (2) of this sentence shall not be applicable to the extent that any tax, assessment, tax levy or charge which Lessee is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof. In computing the amount of any franchise tax or capital stock tax which may be or become an Imposition, the amount payable by Lessee shall be equitably apportioned based upon all properties owned by Lessor that are located within the particular jurisdiction subject to any such tax.

     INDEBTEDNESS: The total of all obligations of a Person, whether current or long-term, which in accordance with GAAP would be included as liabilities upon such Person's balance sheet at the date as of which Indebtedness is to be determined, and shall also include (i) all capital lease obligations and (ii) all guarantees, endorsements (other than for collection of instruments in the ordinary course of business), or other arrangements whereby responsibility is assumed for the obligations of others, whether by agreement to purchase or otherwise acquire the obligations of others, including any agreement contingent or otherwise to furnish funds through the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

     INDEMNIFIED PARTIES: As defined in Section 12.2.

     INDEX: The rate of interest of actively traded marketable United States Treasury Securities bearing a fixed rate of interest adjusted for a constant maturity of ten (10) years as calculated by the Federal Reserve Board.

     INITIAL TERM: As defined in Section 1.2.

     INSTRUMENTS: As defined in the UCC.


     INSURANCE REQUIREMENTS: All terms of any insurance policy required by this Lease, all requirements of the issuer of any such policy with respect to the Leased Property and the activities conducted thereon and the requirements of any insurance board, association or organization or underwriters' regulations pertaining to the Leased Property.

     JCAHO: The Joint Commission on Accreditation of Healthcare Organizations.

     LAND: As defined in Article 1.

     LEASE: As defined in the preamble of this Lease.

     LEASE DEFAULT: The occurrence of any default or breach of condition continuing beyond any applicable notice and/or grace periods under this Lease and/or any of the other

Lease Documents.

     LEASE DOCUMENTS: Collectively, this Lease, the Guaranties, the Security Agreement, the Deposit Pledge Agreement, the Pledge Agreement, the Leasehold Improvement Agreement, the Note, the Lessee's Guaranty, the Agreement Regarding Related Lease Transactions, the Permits Assignments, the Financing Statements, the Affiliated Party Subordination Agreement, the Environmental Indemnity Agreement, the Construction Assignment, the Architect's Assignment, the Assignment Agreement, the Working Capital Assurance Documents and any and all other instruments, documents, certificates and/or agreements now or hereafter
(i) executed or furnished by any member of the Leasing Group in connection with the transactions evidenced by this Lease and/or any of the foregoing documents and/or (ii) evidencing or securing any of Lessee's obligations relating to the Leased Property, including, without limitation, Lessee's obligations hereunder and/or under the Leasehold Improvement Agreement.

     LEASEHOLD IMPROVEMENT AGREEMENT: That certain Leasehold Improvement Agreement of even date herewith by and among Lessor, Lessee and the Developer.

     LEASE OBLIGATIONS: Collectively, all indebtedness, covenants, liabilities, obligations, agreements and undertakings (other than Lessor's obligations) under this Lease and the other Lease Documents.

     LEASE YEAR: Each twelve-month period during the Term commencing on the Conversion Date and any anniversary of the Conversion Date.

     LEASED IMPROVEMENTS: As defined in Article 1.

     LEASEHOLD MORTGAGE: That certain Open-End Leasehold Mortgage and Security Agreement of even date herewith granted by Lessee to Guarantor, encumbering Lessee's interest under this Lease.

     LEASED PROPERTY: As defined in Article 1.

     LEASING GROUP: Collectively, Lessee, the Pledgor, the Guarantor, the Developer, any Sublessee and any Manager.

     LEGAL REQUIREMENTS: Collectively, all statutes, ordinances, by-laws, codes, rules, regulations, restrictions, orders, judgments, decrees and injunctions (including, without limitation, all applicable building, health code, zoning, subdivision, and other land use, health care licensing and senior housing statutes, ordinances, by-laws, codes, rules and regulations), whether now or hereafter enacted, promulgated or issued by any Governmental Authority, Accreditation Body or Third Party Payor affecting Lessor, any member of the Leasing Group or the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in connection with the Leased Property, including, without limitation, any of the foregoing which may (i) require repairs, modifications or alterations in or to the Leased Property, (ii) in any way affect (adversely or otherwise) the use and enjoyment of the Leased Property or (iii) require the assessment, monitoring, clean-up, containment, removal, remediation or other treatment of any Hazardous Substances on, under or from the Leased Property. Without limiting the foregoing, the term Legal Requirements includes all Environmental Laws and shall also include all Permits and Contracts issued or entered into by any Governmental Authority, any Accreditation Body and/or any Third Party Payor and all Permitted Encumbrances.

     LESSEE: As defined in the preamble of this Lease and its successors and assigns.

     LESSEE PERMITS ASSIGNMENT: That certain Collateral Assignment of Permits, Licenses and Contracts of even date granted by Lessee to Lessor.

     LESSEE'S ELECTION NOTICE: As defined in Section 14.3.

     LESSEE'S GUARANTY: That certain Guaranty of even date herewith executed by the Lessee for the benefit of Lessor, guarantying the obligations under the Note.

     LESSEE'S PURCHASE OPTION NOTICE: As defined in Section 18.4.

     LESSOR: As defined in the preamble of this Lease and its successors and assigns.

     LIEN: With respect to any real or personal property, any mortgage, easement, restriction, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

     LIMITED PARTIES: As defined in Section 11.5; provided, however, in no event shall the term Limited Parties include any Person in its capacity as a shareholder of a public entity, unless such shareholder is a member of the Leasing Group or an Affiliate of any member of the Leasing Group.

     MANAGED CARE PLANS: All health maintenance organizations, preferred provider organizations, individual practice associations, competitive medical plans, and similar arrangements.

     MANAGEMENT AGREEMENT: Any agreement, whether written or oral, between Lessee or any Sublessee and any other Person pursuant to which Lessee or such Sublessee provides any payment, fee or other consideration to any other Person to operate or manage the Facility.

     MANAGER: Any Person who has entered into a Management Agreement with Lessee or any Sublessee.

     MATERIAL STRUCTURAL WORK: Any (i) structural alteration, (ii) structural repair or (iii) structural renovation to the Leased Property that would require (a) the design and/or involvement of a structural engineer and/or architect and/or (b) the issuance of a Permit.

     MEDICAID: The medical assistance program established by Title XIX of the Social Security Act (42 USC Sections 1396 et seq.) and any statute succeeding thereto.

     MEDICARE: The health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC Sections 1395 et seq.) and any statute succeeding thereto.

     MEDITRUST ENTITIES: Collectively, Lessor and any other Affiliate of Lessor which may now or hereafter be a party to any Related Party Agreement.

     MEDITRUST INVESTMENT: The sum of (i) the Original Meditrust Investment plus
(ii) the aggregate amount now or hereafter advanced under the Leasehold Improvement Agreement, including, without limitation, the aggregate amount which may hereafter be advanced by Lessor to Lessee in connection with the consummation of the Stock Transfer in the event that the Lessee elects to request that Lessor advance an amount equal to the outstanding principal, accrued interest and any other sum due under the Note in order to satisfy the outstanding obligations thereunder, plus (iii) the aggregate amount of all Subsequent Investments.

     MONTHLY DEPOSIT DATE: As defined in Section 4.6.

     NET INCOME (OR NET LOSS): The net income (or net loss, expressed as a negative number) of a Person for any period, after all taxes actually paid or accrued and all expenses and other charges determined in accordance with GAAP.

     NOTE: That certain Promissory Note of even date herewith made by the Pledgor to the order of Lessor in the original principal amount of THREE HUNDRED SIXTY TWO THOUSAND TWO HUNDRED TWENTY-FIVE DOLLARS ($362,225.00).

     OBLIGATIONS: Collectively, the Lease Obligations and the Related Party Obligations.

     OFFER: As defined in Section 18.3.

     OFFICER'S CERTIFICATE: A certificate of Lessee signed on behalf of Lessee by the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of Lessee, or another officer authorized to so sign by the Board of Directors or By-Laws of Lessee, or any other Person whose power and authority to act has been authorized by delegation in writing by any of the Persons holding the foregoing offices.

     OPTION AGREEMENT: That certain Option Agreement dated as of August 7, 1997 by and between the Guarantor and Dennis L. Derk.

     OPTION PURCHASE DOCUMENTS: Collectively, the Option Agreement and all other documents and instruments now or hereafter executed and/or delivered in connection therewith or pursuant thereto.

     ORIGINAL MEDITRUST INVESTMENT: ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00).

     OVERDUE RATE: On any date, a rate of interest per annum equal to the greater of: (i) a variable rate of interest per annum equal to one hundred twenty percent (120%) of the Prime Rate, or (ii) eighteen percent (18%) per annum; provided, however, in no event shall the Overdue Rate be greater than the maximum rate then permitted under applicable law to be charged by Lessor.

     PATIENT ADMISSION AGREEMENTS: Collectively, all contracts, agreements and consents executed by or on behalf of any patient or other Person seeking services at the Facility, including, without limitation, assignments of benefits and guarantees.

     PBGC: Pension Benefit Guaranty Corporation.

     PERMITS: Collectively, all permits, licenses, approvals, qualifications, rights, variances, permissive uses, accreditations, certificates, certifications, consents, agreements, contracts, contract rights, franchises, interim licenses, permits and other authorizations of every nature whatsoever required by, or issued under, applicable Legal Requirements benefiting, relating or affecting the Leased Property or the construction, development, maintenance, management, use or operation thereof, or the operation of any programs or services in conjunction with the Leased Property and all renewals, replacements and substitutions therefor, now or hereafter required or issued by any Governmental Authority, Accreditation Body or Third Party Payor to any member of the Leasing Group, or maintained or used by any member of the Leasing Group, or entered into by any member of the Leasing Group with any third Person.

     PERMITS ASSIGNMENTS: Collectively, the Lessee Permits Assignment and the Developer Permits Assignment.

     PERMITTED ENCUMBRANCES: As defined in Section 10.1.

     PERMITTED PRIOR SECURITY INTERESTS: As defined in Section 6.1.

     PERSON: Any individual, corporation, general partnership, limited partnership, joint venture, stock company or association, company, bank, trust, trust company, land trust, business trust, unincorporated organization, unincorporated association, Governmental Authority or other entity of any kind or nature.

     PLANS AND SPECIFICATIONS: As defined in Section 13.1.

     PLEDGE AGREEMENT: The Stock Pledge Agreement of even date herewith by and among the Pledgor, Lessee and Lessor.

     PLEDGOR: Black Box Holding Company, a Delaware corporation.

     POST-CONVERSION BASE RENT: As defined in Section 3.1.

     PRE-CONVERSION BASE RENT: As defined in Section 3.1.

     PRE-CONVERSION RENT ADJUSTMENT RATE: One Hundred Ninety (190) basis points over the Prime Rate.

     PRIMARY INTENDED USE: The use of the Facility as a personal care home with seventy (70) licensed beds (located in forty-four (44) units) or such additional number of beds or units as may hereafter be permitted under this Lease, and such ancillary uses as are permitted by law and may be necessary in connection therewith or incidental thereto.

     PRIME RATE: The variable rate of interest per annum from time to time announced by the Reference Bank as its prime rate of interest and in the event that the Reference Bank no longer announces a prime rate of interest, then the Prime Rate shall be deemed to be the variable rate of interest per annum which is the prime rate of interest or base rate of interest from time to time announced by any other major bank or other financial institution reasonably selected by Lessor.

     PRINCIPAL PLACE OF BUSINESS: As defined in Section 10.1.

     PROCEEDS: As defined in the UCC.

     PROJECT: As defined under the Leasehold Improvement Agreement.

     PROJECT FUNDS: As defined under the Leasehold Improvement Agreement.

     PROJECT PLANS: As defined under the Leasehold Improvement Agreement.

     PROPOSED FACILITY: As defined in Section 25.2.

     PRORATION FACTOR: As defined in Section 3.1(c).

     PROVIDER AGREEMENTS: All participation, provider and reimbursement agreements or arrangements now or hereafter in effect for the benefit of Lessee or any Sublessee in connection with the operation of the Facility relating to any right of payment or other claim arising out of or in connection with Lessee's or such Sublessee's participation in any Third Party Payor Program.

     PURCHASE OPTION: As defined in Section 18.4.

     PURCHASE OPTION DATE: As defined in Section 18.4.

     PURCHASE PRICE: As defined in Section 18.4.

     PURCHASER: As defined in Section 11.5.

     RECEIVABLES: Collectively, all (i) Instruments, Documents, Accounts, Proceeds, General Intangibles and Chattel Paper and (ii) rights to payment for goods sold or leased or services rendered by Lessee or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness.

     REFERENCE BANK: Fleet Bank of Connecticut, N.A.

     RELATED LEASES: As defined under the Agreement Regarding Related Lease Transactions.

     RELATED PARTIES: Collectively, each Person that may now or hereafter be a party to any Related Party Agreement other than the Meditrust Entities, including, without limitation, until such time as the Stock Transfer may be consummated in accordance with the provisions of Section 19.4 and the satisfaction of the conditions set forth in Section 19.4, those Black Box Parties that are not owned and controlled, directly or indirectly, by the Guarantor and, after such consummation of the Stock Transfer, all Black Box Parties that are owned and controlled, directly or indirectly, by the Guarantor.

     RELATED PARTY AGREEMENT: Any agreement, document or instrument now or hereafter evidencing or securing any Related Party Obligation.

     RELATED PARTY DEFAULT: The occurrence of a default or breach of condition continuing beyond the expiration of any applicable notice and grace periods, if any, under the terms of any Related Party Agreement.

     RELATED PARTY OBLIGATIONS: Collectively, all indebtedness, covenants, liabilities, obligations, agreements and undertakings due to, or made for the benefit of, Lessor or any of the other Meditrust Entities by Lessee or any other member of the Leasing Group (other than the Guarantor, the Developer and the Current Manager, but only until such time as the Stock Transfer has been consummated or the Guarantor has exercised its rights and remedies under the Leasehold Mortgage in accordance with the terms of the Subordination and Standstill Agreement) or any of their respective Affiliates; whether such indebtedness, covenants, liabilities, obligations, agreements and/or undertakings are direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, joint, several or joint and several, primary or secondary, now existing or hereafter arising, including, without limitation, the obligations under the Related Leases.

     RENT: Collectively, the Base Rent, the Additional Rent, the Additional Charges and all other sums payable under this Lease and the other Lease Documents.

     RENT ADJUSTMENT DATE: The Conversion Date and each Extension Term Adjustment Date during the Term of the Lease, including, without limitation, any Extended Terms.

     RENT ADJUSTMENT RATE: Three hundred forty (340) basis points over the Index.

     RENT COVERAGE RATIO: The ratio of (i) Cash Flow for each applicable period to (ii) the total of all Base Rent (or, in the case of a Comparable Facility, all rent and other sums payable under the proposed Substitution Lease) payable during the initial Lease Year or accrued for such period.

     RENT INSURANCE PROCEEDS: As defined in Section 13.8.

     RESIDENCE AGREEMENTS: Collectively, all Subleases now or hereafter entered into by or on behalf of any Person allowing such Person to reside at the Facility.

     RETAINAGE: As defined in Section 13.1.

     RIGHT OF FIRST REFUSAL: As defined in Section 18.3.

     SECURITY AGREEMENT: The Security Agreement as of even date herewith between Lessee and Lessor.

     SHORTFALL AGREEMENT: That certain Shortfall Agreement of even date by and between the Lessee and the Guarantor.

     STATE: The state or commonwealth in which the Leased Property is located.

     STATE COLLEGE LEASE: That certain Amended and Restated Facility Lease Agreement, dated as of November 1, 1996, by and between Lessor and BCC at State College, Inc., as amended, and as the same may hereafter be further amended.

     STOCK TRANSFER: As defined in Section 19.4.

     SUBLEASE: Collectively, all subleases, licenses, use agreements, concession agreements, tenancy at will agreements, room rentals, rentals of other facilities of the Leased Property and all other occupancy agreements of every kind and nature (but excluding Patient Admission Agreements), whether oral or in writing, now in existence or subsequently entered into by Lessee, encumbering or affecting the Leased Property.

     SUBLESSEE: Any sublessee, licensee, concessionaire, tenant or other occupant under any of the Subleases, but, specifically excluding any resident of the Facility under any Residence Agreement.

     SUBORDINATION AND STANDSTILL AGREEMENT: That certain Subordination and Standstill

Agreement of even date herewith by and between Lessor and Guarantor, subordinating the Working Capital Loan Obligations to the Lease Obligations.

     SUBSEQUENT INVESTMENTS: The aggregate amount of all sums expended and liabilities incurred by Lessor in connection with Capital Additions.

     SUBSIDIARY OR SUBSIDIARIES: With respect to any Person, any corporation or other entity of which such Person, directly, or indirectly, through another entity or otherwise, owns, or has the right to control or direct the voting of, fifty percent (50%) or more of the outstanding capital stock or other ownership interest having general voting power (under ordinary circumstances).

     SUBSTITUTION CLOSING COSTS: As defined in Article 25.

     SUBSTITUTION DATE: As defined in Article 25.

     SUBSTITUTION DOCUMENTS: As defined in Article 25.

     SUBSTITUTION LEASE: As defined in Article 25.

     SUBSTITUTION NOTICE: As defined in Article 25.

     SUBSTITUTION RIGHT: As defined in Article 25.

     TAKING: A taking or voluntary conveyance during the Term of the Leased Property, or any interest therein or right accruing thereto, or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

     TANGIBLE NET WORTH: An amount determined in accordance with GAAP equal to the total assets of any Person, excluding the total intangible assets of such Person, minus the total liabilities of such Person. Total intangible assets shall be deemed to include, but shall not be limited to, the excess of cost over book value of acquired businesses accounted for by the purchase method, formulae, trademarks, trade names, patents, patent rights and deferred expenses (including, but not limited to, unamortized debt discount and expense, organizational expense and experimental and development expenses).

     TANGIBLE PERSONAL PROPERTY: All machinery, equipment, furniture, furnishings, movable walls or partitions, computers or trade fixtures, goods, inventory, supplies, and other personal property owned or leased (pursuant to equipment leases) by Lessee and used in connection with the operation of the Leased Property.

     TENANT PARTIES: As defined under the Agreement Regarding Related Lease Transactions.

     TERM: Collectively, the Initial Term and each Extended Term which has become effective pursuant to Section 1.3, as the context may require, unless earlier terminated pursuant to the provisions hereof.

     THIRD PARTIES: Collectively, each Person that may now or hereafter be a party to any Third Party Agreement.

     THIRD PARTY AGREEMENT: Any agreement, document or instrument now or hereafter evidencing or securing any Third Party Obligation.

     THIRD PARTY DEFAULT: The occurrence of a default or breach of condition continuing beyond the expiration of any applicable notice and grace periods, if any, under the terms of any Third Party Agreement.

     THIRD PARTY OBLIGATIONS: Collectively, all indebtedness, covenants, liabilities, obligations, agreements and undertakings due to, or made for the benefit of, Lessor or any of the other Meditrust Entities by any entity (other than Lessee, the other Black Box Parties and any other wholly-owned subsidiaries of the Pledgor) with respect to which the Guarantor holds an option to purchase the issued and outstanding capital stock of such entity or other applicable ownership interests in such entity; whether such indebtedness, covenants, liabilities, obligations, agreements and/or undertakings are direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, joint, several or joint and several, primary or secondary, now existing or hereafter arising.

     THIRD PARTY PAYOR PROGRAMS: Collectively, all third party payor programs in which Lessee or any Sublessee presently or in the future may participate, including without limitation, Medicare, Medicaid, Champus, Blue Cross and/or Blue Shield, Managed Care Plans, other private insurance plans and employee assistance programs.

     THIRD PARTY PAYORS: Collectively, Medicare, Medicaid, Blue Cross and/or Blue Shield, private insurers and any other Person which presently or in the future maintains Third Party Payor Programs.

     TIME OF CLOSING: As defined in Section 18.4.

     TITLE COMPANY: As defined in Section 25.2.

     UCC: The Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts.

     UNAVOIDABLE DELAYS: Delays due to strikes, lockouts, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto.

     UNITED STATES TREASURY SECURITIES: The uninsured treasury securities issued by the United States Federal Reserve Bank.

     UNSUITABLE FOR ITS PRIMARY INTENDED USE: As used anywhere in this Lease, the term "Unsuitable For Its Primary Intended Use" shall mean that, by reason of Casualty, or a partial or temporary Taking by Condemnation, in the good faith judgment of Lessor, the Facility cannot be operated on a commercially practicable basis for the Primary Intended Use, taking into account, among other relevant factors, the number of usable beds affected by such Casualty or partial or temporary Taking.

     UPGRADE RENOVATIONS: Collectively, repairs and refurbishing made to the Leased Property, other than normal janitorial, cleaning and maintenance activities.

     WORK: As defined in Section 13.1.

     WORK CERTIFICATES: As defined in Section 13.1.

     WORKING CAPITAL ASSURANCE AGREEMENT: That certain Working Capital Assurance Agreement of even date by and among the Guarantor, the Lessee and the Lessor.

     WORKING CAPITAL ASSURANCE DOCUMENTS: Collectively, the Working Capital Assurance Agreement, the Subordination and Standstill Agreement, and all other documents and instruments now or hereafter executed and/or delivered in connection therewith or pursuant thereto.

     WORKING CAPITAL LOAN DOCUMENTS: Collectively, the Shortfall Agreement, the Leasehold Mortgage, the BCC Option Agreement, the Current Management Agreement and all other documents and instruments now or hereafter evidencing and/or securing the Working Capital Loans.

     WORKING CAPITAL LOAN OBLIGATIONS: Collectively, all indebtedness, covenants, liabilities, obligations, agreements and undertakings (other than the Guarantor's obligations) under the Working Capital Loan Documents.

     WORKING CAPITAL LOANS: As defined in the Working Capital Loan Agreement.

     WORKING CAPITAL PAYOFF: As defined in Section 19.4.

     WORKING CAPITAL RESERVE: An amount equal to THREE HUNDRED SIXTY TWO THOUSAND TWO HUNDRED TWENTY-FIVE DOLLARS ($362,225.00) which shall equal the original principal amount under the Note.

     2.2 RULES OF CONSTRUCTION. The following rules of construction shall apply to the Lease and each of the other Lease Documents: (a) references to "herein", "hereof" and

"hereunder" shall be deemed to refer to this Lease or the other applicable Lease Document, and shall not be limited to the particular text or section or subsection in which such words appear; (b) the use of any gender shall include all genders and the singular number shall include the plural and vice versa as the context may require; (c) references to Lessor's attorneys shall be deemed to include, without limitation, special counsel and local counsel for Lessor; (d) reference to attorneys' fees and expenses shall be deemed to include all costs for administrative, paralegal and other support staff; (e) references to Leased Property shall be deemed to include references to all of the Leased Property and references to any portion thereof; (f) references to the Lease Obligations shall be deemed to include references to all of the Lease Obligations and references to any portion thereof; (g) references to the Obligations shall be deemed to include references to all of the Obligations and references to any portion thereof; (h) the term "including", when following any general statement, will not be construed to limit such statement to the specific items or matters as provided immediately following the term "including" (whether or not non-limiting language such as "without limitation" or "but not limited to" or words of similar import are also used), but rather will be deemed to refer to all of the items or matters that could reasonably fall within the broadest scope of the general statement; (i) any requirement that financial statements be Consolidated in form shall apply only to such financial statements as relate to a period during any portion of which the relevant Person has one or more Subsidiaries;
(j) all accounting terms not specifically defined in the Lease Documents shall be construed in accordance with GAAP; and (k) all exhibits annexed to any of the Lease Documents as referenced therein shall be deemed incorporated in such Lease Document by such annexation and/or reference.


                                    ARTICLE 3

                                      RENT

     3.1 BASE RENT FOR LAND, LEASED IMPROVEMENTS, RELATED RIGHTS AND FIXTURES. Lessee will pay to Lessor, in lawful money of the United States of America, at Lessor's address set forth herein or at such other place or to such other Person as Lessor from time to time may designate in writing, rent for the Leased Property, as follows.

          (a) PRE-CONVERSION BASE RENT: From and after the Commencement Date and until the Conversion Date, Lessee shall pay, commencing on March 1, 1998, and on the first day of each calendar month thereafter, as well as on the Conversion Date, a base rent (the "Pre-Conversion Base Rent") in arrears that is equal to the product of (i) the Meditrust Investment from time to time outstanding multiplied by (ii) the Pre-Conversion Rent Adjustment Rate in effect from time to time, calculated on a daily basis.

          (b) POST-CONVERSION BASE RENT: From and after the Conversion Date, Lessee shall pay a base rent (the "Post-Conversion Base Rent") per annum that is equal to the product of (i) the Meditrust Investment multiplied by
     (ii) the Rent Adjustment Rate in effect on the Conversion Date, payable in advance in equal, consecutive monthly installments due on the first day of each calendar month; provided, however, that on each Rent Adjustment Date, the Base Rent shall be adjusted to equal the greater of (a) the then current Post-Conversion Base Rent multiplied by 1.02 or (b) an amount equal to the Meditrust Investment multiplied by the Rent Adjustment Rate then in effect on such subsequent Rent Adjustment Date and further, provided, however, that on the Conversion Date, Lessee shall pay to Lessor the proportionate share of the Post-Conversion Base Rent due for the period from (and including) the Conversion Date through the end of the calendar month during which the Conversion Date occurred.

          (c) ADDITIONAL RENT: In addition to the Base Rent, commencing on the first anniversary of the Conversion Date (the "Additional Rent Commencement Date") the Lessee shall pay to the Lessor additional rent (the "Additional Rent") which shall equal, in each fiscal year, the sum of (i) the Additional Rent payable with respect to the immediately preceding fiscal year plus (ii) an amount equal to twenty percent (20%) of Excess Gross Revenues for the then current fiscal year. Additional Rent shall accrue commencing on the Additional Rent Commencement Date and shall be payable during the Term, quarterly in arrears, commencing on the first day of the first fiscal quarter commencing after the Additional Rent Commencement Date occurs and there shall be an annual reconciliation as provided in Section
     3.2 below. Notwithstanding the foregoing, in no event shall any increase to the Additional Rent for any fiscal year exceed two percent (2%) of the total of Base Rent and Additional Rent payable with respect to the immediately preceding fiscal year.

          Additional Rent payable hereunder for any fractional fiscal year shall be prorated so that such Additional Rent shall equal the product of (x) the Additional Rent payable with respect to the immediately preceding fiscal year plus an amount equal to twenty percent (20%) of the annualized Excess Gross Revenues for the applicable fractional fiscal year multiplied by (y) a fraction (the "Proration Factor"), the numerator of which is the number of days in the applicable fractional fiscal year and the denominator of which is 365; provided, however, that, in no event shall the Additional Rent payable during (A) the fiscal year in which the Additional Rent Commencement Date occurs exceed the product of two percent (2%) of the total of Base Rent payable with respect to the immediately preceding fiscal year multiplied by the applicable Proration Factor and (B) any other fractional fiscal year increase by more than the product of two percent (2%) of the total of Base Rent and Additional Rent payable with respect to the immediately preceding fiscal year multiplied by the applicable Proration Factor.

          (d) Except as otherwise expressly provided in Section 3.1(a) and (b) above, the Base Rent (as it may be adjusted) shall be paid monthly in advance in equal, consecutive monthly installments on the first day of each calendar month.

          (e) Without limiting any of the other terms and conditions of the Lease, Base Rent may be adjusted pursuant to Section 19.4 hereof.

     3.2 CALCULATION AND PAYMENT OF ADDITIONAL RENT; ANNUAL RECONCILIATION.

          3.2.1 ESTIMATES AND PAYMENTS. Commencing on the Additional Rent Commencement Date, Additional Rent to be paid during each fiscal year during the Term shall be estimated by the Lessee at the beginning of each fiscal year for which it is payable (and in no event shall such estimate be less than the Additional Rent payable for the prior fiscal year, except with respect to the estimate to be made on the Additional Rent Commencement
     Date), and shall be paid quarterly in arrears (in equal installments on the first day of July, October, January and April) based on such estimate, to be adjusted at the end of each such year based on the actual Excess Gross Revenues during that fiscal year. In addition, on the Additional Rent Commencement Date, the Lessee shall estimate the Additional Rent to be paid for the period from (and including) the Additional Rent Commencement Date through (and including) the end of the fiscal quarter during which the Additional Rent Commencement Date occurs. Notwithstanding the foregoing, on a quarterly basis, with the prior consent of the Lessor, the Lessee may also adjust the quarterly payments of Additional Rent to be made hereunder based upon a comparison of (a) the actual Gross Revenues generated by the Leased Property during the applicable fiscal quarter and (b) the original estimate of Additional Rent for the applicable fiscal year prepared by the Lessee and the amount of Additional Rent already paid by the Lessee pertaining to the applicable fiscal year.

          3.2.2 ANNUAL STATEMENT. In addition, within sixty (60) days following any fiscal year for which Additional Rent is payable hereunder, the Lessee shall deliver to the Lessor an Officer's Certificate, reasonably acceptable to the Lessor and certified by the chief financial officer of the Lessee, setting forth the Gross Revenues for the immediately preceding fiscal year.

          3.2.3 DEFICITS. If the Additional Rent, as finally determined for any fiscal year (or portion thereof), exceeds the sum of the quarterly payments of Additional Rent previously paid by the Lessee with respect to said fiscal year, within thirty (30) days after such determination is required to be made hereunder, the Lessee shall pay such deficit to the Lessor and, if the deficit exceeds five percent (5%) of the Additional Rent which was previously paid to the Lessor with respect to said fiscal year, then the Lessee shall also pay the Lessor interest on such deficit at the Overdue Rate from the applicable quarterly date that such payment should have originally been made by the Lessee to the date that the Lessor receives such payment.

          3.2.4 OVERPAYMENTS. If the Additional Rent, as finally determined for any fiscal year (or portion thereof), is less than the amount previously paid with respect thereto by the Lessee, and if no Lease Default exists, the Lessee shall notify the Lessor either (a) to pay to the Lessee an amount equal to such difference or (b) to grant the Lessee a credit against Additional Rent next coming due in the amount of such difference.

          3.2.5 FINAL DETERMINATION. The obligation to pay Additional Rent shall survive the expiration or earlier termination of the Term (as to Additional Rent payments that are due and payable with respect to periods prior to the expiration or earlier termination of the Term and during any periods that the Lessee remains in possession of the Leased Property), and a final reconciliation, taking into account, among other relevant adjustments, any contractual allowances which related to Gross Revenues that accrued prior to the date of such expiration or earlier termination, but which have been determined to be not payable. The Lessee's good faith best estimate of the amount of any unresolved contractual allowances shall be made not later than two (2) years after said expiration or termination date. Within sixty
     (60) days after the expiration or earlier termination of the Term, the Lessee shall advise the Lessor of the Lessee's best estimate of the approximate amount of such adjustments, which estimate shall not be binding on the Lessee or have any legal effect whatsoever.

          3.2.6 BEST EFFORTS TO MAXIMIZE GROSS REVENUES. The Lessee further covenants that the operation of the Facility shall be conducted in a manner consistent with the prevailing standards and practices recognized in the assisted living industry as those customarily utilized by first class business operations in the geographic region in which the Facility is located. Subject to any applicable Legal Requirements, the members of the Leasing Group shall use their best efforts to maximize the Facility's Gross Revenues, and to that end, but without limiting the foregoing, (a) an adequate staff of employees shall be maintained at the Facility and (b) a maximum amount of space in the Facility shall be devoted to revenue producing activities and only such part thereof shall be devoted for office, storage and non-revenue producing purposes as shall be reasonably necessary.

     3.3 CONFIRMATION AND AUDIT OF ADDITIONAL RENT.

          3.3.1 MAINTAIN ACCOUNTING SYSTEMS. The Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with usual and customary practices in the assisted living industry and in accordance with GAAP which will accurately record all Gross Revenues. The Lessee shall retain, for at least three (3) years after the expiration of each fiscal year (and in any event until the final reconciliation described in Section 3.2 above has been made), adequate records conforming to such accounting system showing all Gross Revenues for such fiscal year.

          3.3.2 AUDIT BY LESSOR. The Lessor, at its own expense except as provided hereinbelow, shall have the right, from time to time and upon reasonable notice to the Lessee, to have the Lessor's accountants or representatives audit the information set forth in the Officer's Certificate referred to in Section 3.2 and in connection with such audits, to examine the Lessee's records with respect thereto (including supporting data, income tax and sales tax returns), subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations, including without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of any Facility-patient relationship and any physician-patient privilege.

          3.3.3 DEFICIENCIES AND OVERPAYMENTS. If any such audit discloses a deficiency in the reporting of Gross Revenues and either the Lessee agrees with the result of such audit or the matter is compromised, the Lessee shall forthwith pay to the Lessor the amount of the deficiency in Additional Rent which would have been payable by it had such deficiency in reporting Gross Revenues not occurred, as finally agreed or determined, together with interest on the Additional Rent which should have been payable by it, calculated at the Overdue Rate, from the date when said payment should have been made by the Lessee to the date that the Lessor receives such payment. Notwithstanding anything to the contrary herein, with respect to any audit that is commenced more than two (2) years after the date Gross Revenues for any fiscal year are reported by the Lessee to the Lessor, the deficiency, if any, with respect to Additional Rent shall bear interest as permitted herein only from the date such determination of deficiency is made, unless such deficiency is the result of gross negligence or willful misconduct on the part of the Lessee (or any Affiliate thereof). If any audit conducted for the Lessor pursuant to the provisions hereof discloses that (a) the Gross Revenues actually received by the Lessee for any fiscal year exceed those reported by the Lessee by more than five percent (5%), the Lessee shall pay the reasonable cost of such audit and examination or (b) the Lessee has overpaid Additional Rent, and if no Lease Default exists, the Lessor shall so notify the Lessee and the Lessee shall direct the Lessor either (i) to refund the overpayment to the Lessee or (ii) grant a credit against Additional Rent next coming due in the amount of such difference.

          3.3.4 SURVIVAL. The obligations of the Lessor and the Lessee contained in this Section shall survive the expiration or earlier termination of this Lease.

     3.4 ADDITIONAL CHARGES. Subject to the rights to contest as set forth in
Article 15, in addition to the Base Rent, (a) Lessee will also pay and discharge as and when due and payable all Impositions, all amounts, liabilities and obligations under the Appurtenant Agreements due from or payable by the owner of the Leased Property, all amounts, liabilities and obligations under the Permitted Encumbrances due from or payable by the owner of the Leased Property and all other amounts, liabilities and obligations which Lessee assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) above, Lessee will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) above being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Base Rent. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to any other Person to which such Additional Charges would otherwise be due.

     3.5 [INTENTIONALLY DELETED].

     3.6 NET LEASE. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Base Rent, and the payments of Additional Charges throughout the Term.

     3.7 NO LESSEE TERMINATION OR OFFSET.

          3.7.1 NO TERMINATION. Except as may be otherwise specifically and expressly provided in Article 13 or Article 14 in this Lease, Lessee, to the extent not prohibited by applicable law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Lessee be otherwise affected by reason of (a) any Casualty or any Taking of the Leased Property, (b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property or the interference with such use by any Person (other than Lessor, except to the extent permitted hereunder) or by reason of eviction by paramount title; (c) any claim that Lessee has or might have against Lessor, (d) any default or breach of any warranty by Lessor or any of the other Meditrust Entities under this Lease, any other Lease Document or any Related Party Agreement, (e) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor or (f) any other cause whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any of the Lease Obligations as a matter of law. Notwithstanding the foregoing, any amounts collected by Lessor under any title insurance policies insuring Lessor's interest in the Leased Property (less any costs and expenses incurred by Lessor in collecting the same) shall be credited against the Lease Obligations.

          3.7.2 WAIVER. Lessee to the fullest extent not prohibited by applicable law, hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (a) modify, surrender or terminate this Lease or quit or surrender the Leased Property or (b) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically and expressly provided in this Lease.

          3.7.3 INDEPENDENT COVENANTS. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or (except in those instances where the obligation to pay expressly survives the termination of this Lease) by termination of this Lease other than by reason of an Event of Default.

     3.8 ABATEMENT OF RENT LIMITED. There shall be no abatement of Rent on account of any Casualty, Taking or other event, except that in the event of a partial Taking or a temporary Taking as described in Section 14.3, the Base Rent shall be abated as follows: (a) in the case of such a partial Taking, the Meditrust Investment shall be reduced for the purposes of calculating Base Rent pursuant to Section
3.1 by subtracting therefrom, as applicable, the net amount of the Award received by Lessor, and (b) in the case of such a temporary Taking, by reducing the Base Rent for the period of such a temporary Taking, by the net amount of the Award received by Lessor.

     For the purposes of this Section 3.8, the "net amount of the Award received by Lessor" shall mean the Award paid to Lessor on account of such Taking, minus all costs and expenses incurred by Lessor in connection therewith, and minus any amounts paid to or for the account of Lessee to reimburse for the costs and expenses of reconstructing the Facility following such Taking in order to create a viable and functional Facility under all of the circumstances.


                                    ARTICLE 4

                         IMPOSITIONS; TAXES; UTILITIES;
                               INSURANCE PAYMENTS

     4.1 PAYMENT OF IMPOSITIONS.

          4.1.1 LESSEE TO PAY. Subject to the provisions of Article 15, Lessee will pay or cause to be paid all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authority where feasible, and Lessee will promptly furnish Lessor copies of official receipts or other satisfactory proof evidencing payment not later than the last day on which the same may be paid without penalty or interest. Subject to the provisions of Article 15 and Section 4.1.2, Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof.

          4.1.2 INSTALLMENT ELECTIONS. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof (subject to Lessee's right to contest pursuant to the provisions of Section 4.1.5 below) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.

          4.1.3 RETURNS AND REPORTS. Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by Governmental Authorities in respect of Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by Governmental Authorities. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event that any Governmental Authority classifies any property covered by this Lease as personal property, Lessee shall file all personal property tax returns in such jurisdictions where it may legally so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any portion of Leased Property so classified as personal property. Where Lessor is legally required to file personal property tax returns, if Lessee notifies Lessor of the obligation to do so in each year at least thirty (30) days prior to the date any protest must be filed, Lessee will be provided with copies of assessment notices so as to enable Lessee to file a protest.

          4.1.4 REFUNDS. If no Lease Default shall have occurred and be continuing, any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee. If a Lease Default shall have occurred and be continuing, at Lessor's option, such funds shall be paid over to Lessor and/or retained by Lessor and applied toward the Obligations in accordance with the Lease Documents and/or the Related Party Agreements.

          4.1.5 PROTEST. Upon giving notice to Lessor, at Lessee's option and sole cost and expense, and subject to compliance with the provisions of
     Article 15, Lessee may contest, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of any Imposition and Lessor, at Lessee's cost and expense as aforesaid, shall fully cooperate in a reasonable manner with Lessee in connection with such protest, appeal or other action.

     4.2 NOTICE OF IMPOSITIONS. Lessor shall give prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions.

     4.3 ADJUSTMENT OF IMPOSITIONS. Impositions imposed in respect of the period during which the expiration or earlier termination of the Term occurs shall be adjusted and prorated between Lessor and Lessee, whether or not such Impositions are imposed before or after such expiration or termination, and Lessee's obligation to pay its prorated share thereof shall survive such expiration or termination.

     4.4 UTILITY CHARGES. Lessee will pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone and other utilities used in the Leased Property during the Term and thereafter until Lessee surrenders the Leased Property in the manner required by this Lease.

     4.5 INSURANCE PREMIUMS. Lessee will pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to Article 12 during the Term, and thereafter until Lessee yields up the Leased Property in the manner required by this Lease. All such premiums shall be paid annually in advance and Lessee shall furnish Lessor with evidence satisfactory to Lessor that all such premiums have been so paid prior to the commencement of the Term and thereafter at least thirty (30) days prior to the due date of each premium which thereafter becomes due. Notwithstanding the foregoing, Lessee may pay such insurance premiums to the insurer in monthly installments so long as the applicable insurer is contractually obligated to give Lessor not less than a sixty (60) days notice of non-payment and so long as no Lease Default has occurred and is continuing. In the event of the failure of Lessee either to comply with the insurance requirements in Article 12, or to pay the premiums for such insurance, or to deliver such policies or certificates thereof to Lessor at the times required hereunder, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be a demand obligation of Lessee to Lessor.

     4.6 DEPOSITS.

          4.6.1 LESSOR'S OPTION. Upon a Lease Default, or an event which, with the giving of notice or passage of time, and/or both, would constitute a Lease Default, at the option of Lessor, which may be exercised at any time thereafter, Lessee shall, upon written request of Lessor, on the first day of the calendar month immediately following such request, and on the first day of each calendar month thereafter during the Term (each of which dates is referred to as a "Monthly Deposit Date"), pay to and deposit with Lessor a sum equal to one-twelfth (1/12th) of the Impositions to be levied, charged, filed, assessed or imposed upon or against the Leased Property within one (1) year after said Monthly Deposit Date and a sum equal to one-twelfth (1/12th) of the premiums for the insurance policies required pursuant to Article 12 which are payable within one (1) year after said Monthly Deposit Date. If the amount of the Impositions to be levied, charged, assessed or imposed or insurance premiums to be paid within the ensuing one (1) year period shall not be fixed upon any Monthly Deposit Date, such amount for the purpose of computing the deposit to be made by Lessee hereunder shall be estimated by Lessor with an appropriate adjustment to be promptly made between Lessor and Lessee as soon as such amount becomes determinable. In addition, Lessor may, at its option, from time to time require that any particular deposit be greater than one-twelfth (1/12th) of the estimated amount payable within one (1) year after said Monthly Deposit Date, if such additional deposit is required in order to provide to Lessor a sufficient fund from which to make payment of all Impositions on or before the next due date of any installment thereof, or to make payment of any required insurance premiums not later than the due date thereof.

          4.6.2 USE OF DEPOSITS. The sums deposited by Lessee under this Section
     4.6 shall be held by Lessor and shall be applied in payment of the Impositions or insurance premiums, as the case may be, when due. Any such deposits may be commingled with other assets of Lessor, and shall be deposited by Lessor at such bank as Lessor may, from time to time select. Lessor may, at its election from time to time exercised, invest all or part of such deposits in one or more of the investment vehicles described on EXHIBIT A to the Deposit Pledge Agreement. Lessor shall not be liable to Lessee or any other Person (a) based on Lessor's (or such bank's) choice of investment vehicles, (b) for any consequent loss of principal or interest or (c) for any unavailability of funds based on such choice of investment. Furthermore, Lessor shall bear no responsibility for the financial condition of, nor any act or omission by, Lessor's depository bank. The income from such investment or interest on such deposit shall be paid to Lessee on a semi-annual basis as long as no Lease Default has occurred and is then continuing, and as long as no fact or circumstance exists which, with the giving of notice and/or the passage of time, would constitute a Lease Default. Lessee shall give not less than ten (10) days prior written notice to Lessor in each instance when an Imposition or insurance premium is due, specifying the Imposition or premium to be paid and the amount thereof, the place of payment, and the last day on which the same may be paid in order to comply with the requirements of this Lease. If Lessor, in violation of its obligations under this Lease, does not pay any Imposition or insurance premium when due, for which a sufficient deposit exists, Lessee shall not be in default hereunder by virtue of the failure of Lessor to pay such Imposition or such insurance premium and Lessor shall pay any interest or fine assessed by virtue of Lessor's failure to pay such Imposition or insurance premium.

          4.6.3 DEFICITS. If for any reason any deposit held by Lessor under this Section 4.6 shall not be sufficient to pay an Imposition or insurance premium within the time specified therefor in this Lease, then, within ten
     (10) days after demand by Lessor, Lessee shall deposit an additional amount with Lessor, increasing the deposit held by Lessor so that Lessor holds sufficient funds to pay such Imposition or premium in full (or in installments as otherwise provided for herein), together with any penalty or interest due thereon. Lessor may change its estimate of any Imposition or insurance premium for any period on the basis of a change in an assessment or tax rate or on the basis of a prior miscalculation or for any other good faith reason; in which event, within ten (10) days after demand by Lessor, Lessee shall deposit with Lessor the amount in excess of the sums previously deposited with Lessor for the applicable period which would theretofore have been payable under the revised estimate.

          4.6.4 OTHER PROPERTIES. If any Imposition shall be levied, charged, filed, assessed, or imposed upon or against the Leased Property, and if such Imposition shall also be a levy, charge, assessment, or imposition upon or for any other real or personal property that does not constitute a part of the Leased Property, then the computation of the amounts to be deposited under this Section 4.6 shall be based upon the entire amount of such Imposition and Lessee shall not have the right to apportion any deposit with respect to such Imposition.

          4.6.5 TRANSFERS. In connection with any assignment of Lessor's interest under this Lease, the original Lessor named herein and each successor in interest shall have the right to transfer all amounts deposited pursuant to the provisions of this Section 4.6 and still in its possession to such assignee (as the subsequent holder of Lessor's interest in this Lease) and upon such transfer and delivery of notice thereof to Lessee, the original Lessor named herein or the applicable successor in interest transferring the deposits shall thereupon be completely released from all liability with respect to such deposits so transferred and Lessee shall look solely to said assignee, as the subsequent holder of Lessor's interest under this Lease, in reference thereto.

          4.6.6 SECURITY. All amounts deposited with Lessor pursuant to the provisions of this Section 4.6 shall be held by Lessor as additional security for the payment and performance of the Obligations and, upon the occurrence of any Lease Default, Lessor may, in its sole and absolute discretion, apply said amounts towards payment or performance of such Obligations.

          4.6.7 RETURN. Upon the expiration or earlier termination of this Lease, provided, that, all of the Lease Obligations have been fully paid and performed, any sums then held by Lessor under this Section 4.6 shall be refunded to Lessee; unless a Related Party Default has occurred, in which event such sums may be applied towards the Obligations in accordance with the Related Party Agreements.

          4.6.8 RECEIPTS. Lessee shall deliver to Lessor copies of all notices, demands, claims, bills and receipts in relation to the Impositions and insurance premiums immediately upon receipt thereof by Lessee.


                                    ARTICLE 5

               OWNERSHIP OF LEASED PROPERTY AND PERSONAL PROPERTY;
                    INSTALLATION, REMOVAL AND REPLACEMENT OF
                               PERSONAL PROPERTY;

     5.1 OWNERSHIP OF THE LEASED PROPERTY. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease.

     5.2 PERSONAL PROPERTY; REMOVAL AND REPLACEMENT OF PERSONAL PROPERTY.

          5.2.1 LESSEE TO EQUIP FACILITY. Lessee, at its sole cost and expense, shall install, affix or assemble or place on the Leased Property, sufficient items of Tangible Personal Property to enable the Leased Property to be operated from and after the Conversion Date in accordance with the requirements of this Lease for the Primary Intended Use, and such Tangible Personal Property and replacements thereof, shall be at all times the property of Lessee.

          5.2.2 SUFFICIENT PERSONAL PROPERTY. Lessee shall maintain, during the entire Term, the Tangible Personal Property in good order and repair and shall provide at its expense all necessary replacements thereof, as may be necessary in order to operate the Leased Property, from and after the Conversion Date, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. In addition, Lessee shall, from and after the Conversion Date, (a) furnish all necessary replacements of obsolete items of the Tangible Personal Property during the Term, unless Lessee provides Lessor with an explanation (reasonably acceptable to Lessor) as to why such Tangible Personal Property is no longer required in connection with the operation of the Leased Property and (b) at least once a year, and more frequently if requested by Lessor, deliver to Lessor, a detailed inventory of all such Tangible Personal Property.

          5.2.3 REMOVAL AND REPLACEMENT; LESSOR'S OPTION TO PURCHASE. Lessee shall not remove from the Leased Property any one or more items of Tangible Personal Property (whether now owned or hereafter acquired), the fair market value of which exceeds THIRTY-FIVE THOUSAND DOLLARS ($35,000), individually or ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00) collectively, except if such Tangible Personal Property is simultaneously suitably replaced or Lessee provides Lessor with an explanation (reasonably satisfactory to Lessor) as to why such Tangible Personal Property is no longer required in connection with the operation of the Leased Property. At its sole cost and expense, Lessee shall restore the Leased Property to the condition required by Article 8, including repair of all damage to the Leased Property caused by the removal of the Tangible Personal Property, whether effected by Lessee or Lessor. Upon the expiration or earlier termination of this Lease, Lessor shall have the option, which may be exercised prior to or within sixty (60) days following such expiration or termination, of (a) acquiring the Tangible Personal Property (pursuant to a bill of sale and assignments of any equipment leases, all in such forms as are reasonably satisfactory to Lessor) upon payment of its book value (Lessee's cost, minus depreciation), but not in excess of its fair market value or (b) requiring Lessee to remove the Tangible Personal Property. If Lessor exercises its option to purchase the Tangible Personal Property, the price to be paid by Lessor shall be (i) reduced by the amount of all payments due on any equipment leases or any other Permitted Prior Security Interests assumed by Lessor and (ii) applied to the Lease Obligations before any payment to Lessee. If Lessor requires the removal of the Tangible Personal Property, then all of the Tangible Personal Property that is not removed by Lessee within ten (10) days following such request shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor.


                                    ARTICLE 6

                         SECURITY FOR LEASE OBLIGATIONS

     6.1 SECURITY FOR LESSEE'S OBLIGATIONS; PERMITTED PRIOR SECURITY INTERESTS.

          6.1.1 SECURITY. In order to secure the payment and performance of all of the Obligations, Lessee agrees to provide or cause there to be provided, among other things, the following security:

               (a) a first lien and exclusive security interest in the Tangible Personal Property, Receivables and certain other Collateral as more particularly provided for in the Security Agreement;

               (b) the Cash Collateral;

               (c) a first lien and exclusive pledge of all of the capital stock of Lessee all as more particularly set forth in the Pledge Agreement. If any Person other than the Lessee shall ever operate the Facility, a pledge of all capital stock of, or partnership or other ownership interests, in such Person shall also be provided pursuant to a pledge and security agreement substantially similar to the Pledge Agreement; and

               (d) a first lien and exclusive pledge and assignment of, and security interest in, all Permits and Contracts, as more particularly provided for in the Permits Assignments.

          6.1.2 PURCHASE-MONEY SECURITY INTERESTS AND EQUIPMENT LEASES. Notwithstanding any other provision hereof regarding the creation of Liens, but subject to Section 11.3.4, Lessee may (a) grant priority purchase money security interests in items of Tangible Personal Property and (b) lease Tangible Personal Property from equipment lessors for the exclusive use of the Facility, as long as in each instance: (i) the secured party or equipment lessor enters into an intercreditor agreement with, and satisfactory to, Lessor, pursuant to which, without limiting the foregoing,
     (x) Lessor shall be afforded the option of curing defaults and the option of succeeding to the rights of Lessee and (y) Lessor's security interest in Tangible Personal Property, shall be subordinated to the security interest granted to such secured party (ii) all of the terms, conditions and provisions of the financing, security interest or lease are reasonably acceptable to Lessor, (iii) Lessee provides a true and complete copy, as executed, of each such purchase money security agreement, financing document and equipment lease and all amendments thereto and (iv) no such security interest, financing agreement or lease is cross-defaulted or cross-collateralized with any other obligation. Notwithstanding the foregoing, Lessee may lease, or grant purchase money security interests in, new items of Tangible Personal Property having an aggregate cost during the Term in an amount not to exceed TWO HUNDRED THOUSAND DOLLARS ($200,000) without complying with the foregoing requirements, provided that Lessee shall provide Lessor with a true and complete copy, as executed, of each purchase money security agreement, related financing document and equipment lease, and all amendments thereto. Security interests granted by Lessee in full compliance with the provisions of this Section 6.1.2 are referred to as "Permitted Prior Security Interests".

     6.2 GUARANTIES. Completion of the Facility shall be unconditionally and irrevocably guaranteed by the Guarantor pursuant to the Completion Guaranty and the Pledgor's obligations under the Note shall be unconditionally and irrevocably guaranteed by the Lessee pursuant to the Lessee's Guaranty.


                                    ARTICLE 7

                      CONDITION AND USE OF LEASED PROPERTY;
                              MANAGEMENT AGREEMENTS

     7.1 CONDITION OF THE LEASED PROPERTY. Lessee acknowledges receipt and delivery of possession of the Leased Property and that Lessee has examined and otherwise has acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "AS-IS" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY, EITHER AS TO ITS FITNESS FOR ANY PARTICULAR PURPOSE OR USE, ITS DESIGN OR CONDITION OR OTHERWISE, OR AS TO DEFECTS IN THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT; IT BEING AGREED THAT ALL RISKS RELATING TO THE DESIGN, CONDITION AND/OR USE OF THE LEASED PROPERTY ARE TO BE BORNE BY LESSEE. LESSEE HEREBY ASSUMES ALL RISK OF THE PHYSICAL CONDITION OF THE LEASED PROPERTY, THE SUITABILITY OF THE LEASED PROPERTY FOR LESSEE'S PURPOSES, AND THE COMPLIANCE OR NON-COMPLIANCE OF THE LEASED PROPERTY WITH ALL APPLICABLE REQUIREMENTS OF LAW, INCLUDING BUT NOT LIMITED TO ENVIRONMENTAL LAWS AND ZONING OR LAND USE LAWS.

     Upon the request of Lessor, accompanied by an explanation reasonably establishing a justification for such request, at any time and from time to time during the Term, Lessee shall engage one (1) or more independent professional consultants, engineers and inspectors, qualified to do business in the State and acceptable to Lessor to perform any environmental and/or structural investigations and/or other inspections of the Leased Property and the Facility as Lessor may reasonably request in order to detect (a) any structural deficiencies in the Leased Improvements or the utilities servicing the Leased Property or (b) the presence of any condition that (i) may be harmful or present a health hazard to the patients, residents and other occupants of the Leased Property or (ii) constitutes a breach or violation of any of the Lease Documents. In the event that Lessor reasonably determines that the results of such testing or inspections are unsatisfactory, within thirty (30) days of notice from Lessor, Lessee shall commence such appropriate remedial actions as may be reasonably requested by Lessor to correct such unsatisfactory conditions and, thereafter, shall diligently and continuously prosecute such remedial actions to completion within the time limits prescribed in this Lease or the other Lease Documents.

     7.2 USE OF THE LEASED PROPERTY; COMPLIANCE; MANAGEMENT.

          7.2.1 OBLIGATION TO OPERATE. From and after the Conversion Date, Lessee shall continuously operate the Leased Property in accordance with the Primary Intended Use and maintain its qualifications for licensure and accreditation as required by all applicable Legal Requirements and Insurance Requirements.

          7.2.2 PERMITTED USES. From and after the Conversion Date, Lessee shall use the Leased Property, or permit the Leased Property to be used, only for the Primary Intended Use and, prior to the Conversion Date, the Leased Property may only be used for the completion of the construction of the Project in accordance with the terms of the Leasehold Improvement Agreement. Lessee shall not use the Leased Property or permit the Leased Property to be used for any other use without the prior written consent of Lessor, which consent may be withheld in Lessor's sole and absolute discretion.

          7.2.3 COMPLIANCE WITH INSURANCE REQUIREMENTS. No use shall be made or permitted to be made of the Leased Property and no acts shall be done which will cause the cancellation of any insurance policy covering the Leased Property, nor shall Lessee, any Manager or any other Person sell or otherwise provide to any patients, residents, other occupants or invitees therein, or permit to be kept, used or sold in or about the Leased Property, any article which may be prohibited by any Legal Requirement or by any of the Insurance Requirements. Furthermore, Lessee shall, at its sole cost and expense, take whatever other actions that may be necessary to comply with and to insure that the Leased Property complies with all Insurance Requirements.

          7.2.4 NO WASTE. Lessee shall not commit or suffer to be committed any waste on, in or under the Leased Property, nor shall Lessee cause or permit any nuisance thereon.

          7.2.5 NO IMPAIRMENT. Lessee shall neither suffer nor permit the Leased Property to be used in such a manner as (a) might reasonably tend to impair Lessor's title thereto or (b) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public or of implied dedication of the Leased Property.

          7.2.6 NO LIENS. Except as permitted pursuant to Section 6.1.2, Lessee shall not permit or suffer any Lien to exist on the Tangible Personal Property and shall in no event cause, permit or suffer any Lien to exist with respect to the Leased Property other than as set forth in Section 11.5.2.

     7.3 COMPLIANCE WITH LEGAL REQUIREMENTS. Lessee covenants and agrees that the Leased Property shall not be used for any unlawful purpose and that Lessee, at its sole cost and expense, will promptly (a) comply with, and shall cause every other member of the Leasing Group to comply with, all Legal Requirements relating to the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Property or interfere with the use and enjoyment of the Leased Property and (b) procure, maintain and comply with (in all material respects), and shall cause every other member of the Leasing Group to procure, maintain and comply with (in all material respects), all Contracts and Permits necessary in order to operate the Leased Property for the Primary Intended Use, and for compliance with all of the terms and conditions of this Lease. Unless a Lease Default has occurred or any event has occurred which, with the passage of time and/or the giving of notice would constitute a Lease Default, Lessee may, upon prior written notice to Lessor, contest any Legal Requirement to the extent permitted by, and in accordance with, Article 15.

     7.4 MANAGEMENT AGREEMENTS. From and after the Commencement Date, Lessee shall not enter into any Management Agreement without the prior written approval of Lessor, in each instance, which approval shall not be unreasonably withheld. Lessee shall not, without the prior written approval of Lessor, in each instance, which approval shall not be unreasonably withheld, agree to or allow:
(a) any change in the Manager or change in the ownership or control of the Manager, (b) any change in the Management Agreement, (c) the termination of any Management Agreement (other than in connection with the exercise by Lessee of any of its remedies under any Management Agreement as a result of any default by any Manager thereunder), (d) any assignment by the Manager of its interest under the Management Agreement or (e) any material amendment of the Management Agreement. In addition, Lessee shall, at its sole cost and expense, promptly and fully perform or cause to be performed every covenant, condition, promise and obligation of the licensed operator of the Leased Property under any Management Agreement. Notwithstanding the foregoing, in the event that Lessee enters into any Management Agreement with an Affiliate of Lessee, Lessor shall consent to the execution and delivery of such Management Agreement provided, that, concurrently with the execution and delivery of such Management Agreement, the Affiliated Party Subordination Agreement is amended so as to add as a party thereto the applicable Affiliate of Lessee that is to be the Manager (so that the payments to be made under such Management Agreement are fully subordinated to the Lease Obligations).

     Each Management Agreement shall provide that Lessor shall be provided notice of any defaults thereunder and, at Lessor's option, an opportunity to cure such default. Lessee shall furnish to Lessor, within three (3) days after receipt thereof, or after the mailing or service thereof by Lessee, as the case may be, a copy of each notice of default which Lessee shall give to, or receive from any Person, based upon the occurrence, or alleged occurrence, of any default in the performance of any covenant, condition, promise or obligation under any Management Agreement.

     Whenever and as often as Lessee shall fail to perform, promptly and fully, at its sole cost and expense, any covenant, condition, promise or obligation on the part of the licensed operator of the Leased Property under and pursuant to any Management Agreement, Lessor, or a lawfully appointed receiver of the Leased Property, may, at their respective options (and without any obligation to do so), after five (5) days' prior notice to Lessee (except in the case of an emergency) enter upon the Leased Property and perform, or cause to be performed, such work, labor, services, acts or things, and take such other steps and do such other acts as they may deem advisable, to cure such defaulted covenant, condition, promise or obligation, and any amount so paid or advanced by Lessor or such receiver and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of Lessee to Lessor or such receiver, and, Lessor shall have the same rights and remedies for failure to pay such costs on demand as for Lessee's failure to pay any other sums due hereunder.


                                    ARTICLE 8

                              REPAIRS; RESTRICTIONS

     8.1 MAINTENANCE AND REPAIR.

          8.1.1 LESSEE'S RESPONSIBILITY. Lessee, at its sole cost and expense, shall keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto which are under Lessee's control in good order and repair (whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of the Leased Property or such private roadways, sidewalks and curbs or any other cause whatsoever) and, subject to Articles 9, 13 and 14, Lessee shall promptly, with the exercise of all reasonable efforts, undertake and diligently complete all necessary and appropriate repairs, replacements, renovations, restorations, alterations and modifications thereof of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition (concealed or otherwise) existing prior to the commencement of, or during, the Term and thereafter until Lessee surrenders the Leased Property in the manner required by this Lease. In addition, Lessee, at its sole cost and expense, shall make all repairs, modifications, replacements, renovations and alterations of the Leased Property (and such private roadways, sidewalks and curbs) that are necessary to comply with all applicable Legal Requirements and Insurance Requirements so that, from and after the Conversion Date, the Leased Property can be legally operated for the Primary Intended Use. All repairs, replacements, renovations, alterations, and modifications required by the terms of this Section 8.1 shall be (a) performed in a good and workmanlike manner in compliance with all Legal Requirements, Insurance Requirements and the requirements of
     Article 9 hereof, using new materials well suited for their intended purpose and (b) consistent with the operation of the Leased Property in a first class manner. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property for the Primary Intended Use. To the extent that any of the repairs, replacements, renovations, alterations or modifications required by the terms of this Section 8.1 constitute Material Structural Work, Lessee shall obtain Lessor's prior written approval (which approval shall not be unreasonably withheld) of the specific repairs, replacements, renovations, alterations and modifications to be performed by or on behalf of Lessee in connection with such Material Structural Work. Notwithstanding the foregoing, in the event of a bona fide emergency during which Lessee is unable to contact the appropriate representatives of Lessor, Lessee may commence such Material Structural Work as may be necessary in order to address such emergency without Lessor's prior approval, provided, however, that Lessee shall immediately thereafter advise Lessor of such emergency and the nature and scope of the Material Structural Work commenced and shall obtain Lessor's approval of the remaining Material Structural Work to be completed.

          8.1.2 NO LESSOR OBLIGATION. Lessor shall not, under any circumstances, be required to build or rebuild any improvements on the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto), or to make any repairs, replacements, renovations, alterations, restorations, modifications, or renewals of any nature or description to the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto), whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto) in any way.

          8.1.3 LESSEE MAY NOT OBLIGATE LESSOR. Nothing contained herein nor any action or inaction by Lessor shall be construed as (a) constituting the consent or request of Lessor, express or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services for any construction, alteration, addition, repair or demolition of or to the Leased Property or (b) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor for the payment thereof or to make any agreement that may create, or in any way be the basis for, any right, title or interest in, or Lien or claim against, the estate of Lessor in the Leased Property. Without limiting the generality of the foregoing, the right title and interest of Lessor in and to the Leased Property shall not be subject to liens or encumbrances for the performance of any labor or services or the furnishing of any materials or other property furnished to the Leased Property at or by the request of Lessee or any other Person other than Lessor. Lessee shall notify any contractor, subcontractor, laborer, materialman or vendor providing any labor, services or materials to the Leased Property of this provision.

     8.2 ENCROACHMENTS; TITLE RESTRICTIONS. If any of the Leased Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other Lien now or hereafter affecting the Leased Property, or shall impair the rights of others under any easement, right-of-way or other Lien to which the Leased Property is now or hereafter subject, then promptly upon the request of Lessor, Lessee shall, at its sole cost and expense, subject to Lessee's right to contest the existence of any encroachment, violation or impairment as set forth in Article 15, (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment or (b) make such alterations to the Leased Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements. Notwithstanding the foregoing, Lessee shall, in any event, take all such actions as may be reasonably necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent that the Leased Improvements were operated prior to the assertion of such encroachment, violation or impairment as contemplated by this Lease, the Leasehold Improvement Agreement and the other Lease Documents and nothing contained herein shall limit Lessee's obligations to operate the Leased Property, from and after the Conversion Date, in accordance with its Primary Intended Use. Any such alteration made pursuant to the terms of this Section 8.2 shall be completed in conformity with the applicable requirements of Section 8.1 and Article 9. Lessee's obligations under this Section 8.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance.


                                    ARTICLE 9

                          MATERIAL STRUCTURAL WORK AND
                                CAPITAL ADDITIONS

     9.1 LESSOR'S APPROVAL. Without the prior written consent of Lessor, which consent may be withheld by Lessor, in its sole and absolute discretion, Lessee shall make no Capital Addition or Material Structural Work to the Leased Property (including, without limitation, any change in the size or unit or bed capacity of the Facility), except as may be otherwise expressly required pursuant to Article 8.

     9.2 GENERAL PROVISIONS AS TO CAPITAL ADDITIONS AND CERTAIN MATERIAL STRUCTURAL WORK. As to any Capital Addition or Material Structural Work (other than such Material Structural Work that is required to be performed pursuant to the terms of Section 8.1) for which Lessor has granted its prior written approval, the following terms and conditions shall apply unless otherwise expressly set forth in Lessor's written approval.

          9.2.1 NO LIENS. Lessee shall not be permitted to create any Lien on the Leased Property in connection with any Capital Addition or Material Structural Work.

          9.2.2 LESSEE'S PROPOSAL REGARDING CAPITAL ADDITIONS AND MATERIAL STRUCTURAL WORK. If Lessee desires to undertake any Capital Addition or Material Structural Work, Lessee shall submit to Lessor in writing a proposal setting forth in reasonable detail any proposed Capital Addition or Material Structural Work and shall provide to Lessor copies of, or information regarding, the applicable plans and specifications, Permits, Contracts and any other materials concerning the proposed

     Capital Addition or Material Structural Work, as the case may be, as Lessor may reasonably request. Without limiting the generality of the foregoing, each such proposal pertaining to any Capital Addition shall indicate the approximate projected cost of constructing such Capital Addition, the use or uses to which it will be put and a good faith estimate of the change, if any, in the gross revenues that Lessee anticipates will result from the construction of such Capital Addition.

          9.2.3 LESSOR'S OPTIONS REGARDING CAPITAL ADDITIONS AND MATERIAL STRUCTURAL WORK. Lessor shall have the options of: (a) denying permission for the construction of the applicable Capital Addition or Material Structural Work, (b) offering to finance the construction of the Capital Addition or Material Structural Work pursuant to Section 9.3, (c) allowing Lessee to pay for or separately finance the construction of the Capital Addition or Material Structural Work, subject to compliance with the terms and conditions of Section 9.2.1, Section 9.4, Section 13.1, all Legal Requirements and all other requirements of this Lease and to such other terms and conditions as Lessor may in its discretion impose or (d) any combination of the foregoing. Unless Lessor notifies Lessee in writing of a contrary election within forty-five (45) days of Lessee's request, Lessor shall be deemed to have denied the request for the Capital Addition or Material Structural Work.

          9.2.4 LESSOR MAY ELECT TO FINANCE CAPITAL ADDITIONS OR MATERIAL STRUCTURAL WORK. If Lessor elects to offer financing for the proposed Capital Addition or Material Structural Work, the provisions of Section 9.3 shall apply.

     9.3 CAPITAL ADDITIONS AND MATERIAL STRUCTURAL WORK FINANCED BY LESSOR.

          9.3.1 LESSEE'S FINANCING REQUEST. Lessee may request that Lessor provide or arrange financing for a Capital Addition or Material Structural Work by providing to Lessor such information about the Capital Addition or Material Structural Work as Lessor may reasonably request, including, without limitation, all information referred to in Section 9.2 above. Lessee understands, however, that Lessor shall be under no obligation to agree to such request. Nevertheless, Lessor shall use reasonable efforts to notify Lessee, within forty-five (45) days of receipt of such information, as to whether Lessor will finance the proposed Capital Addition or Material Structural Work and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease (including, without limitation, an increase in Base Rent based on Lessor's then existing terms and prevailing conditions to compensate Lessor for the additional funds advanced by it). Lessee may withdraw its request by notice to Lessor at any time before such time as Lessee accepts Lessor's terms and conditions. All advances of funds for any such financing shall be made in accordance with Lessor's then standard construction loan requirements and procedures, which may include, without limitation, the requirements and procedures applicable to Work under Section 13.1.

          9.3.2 LESSOR'S GENERAL REQUIREMENTS. If Lessor agrees to finance the proposed Capital Addition or Material Structural Work and Lessee accepts Lessor's proposal therefor, in addition to all other items which Lessor or any applicable Financing Party may reasonably require, Lessee shall provide to Lessor the following:

               (a) prior to any advance of funds, (i) any information, opinions, certificates, Permits or documents reasonably requested by Lessor or any applicable Financing Party which are necessary to confirm that Lessee will be able to use the Capital Addition upon the completion thereof or the applicable portion of the Facility upon the completion of the Material Structural Work in accordance with the Primary Intended Use and (ii) evidence satisfactory to Lessor and any applicable Financing Party that all Permits required for the construction and use of the Capital Addition or the applicable portion of the Facility have been obtained, are in full force and effect and are not subject to appeal, except only for those Permits which cannot in the normal course be obtained prior to commencement or completion of the construction; provided, that Lessor and any applicable Financing Party are furnished with reasonable evidence that the same will be available in the normal course of business without unusual condition;

               (b) prior to any advance of funds, an Officer's Certificate and, if requested, a certificate from Lessee's architect, setting forth in reasonable detail the projected (or actual, if available) Capital Addition Cost or the cost of the Material Structural Work;

               (c) bills of sale, instruments of transfer and other documents required by Lessor so as to vest title to the Capital Addition or the applicable Material Structural Work in Lessor free and clear of all Liens, and amendments to this Lease and any recorded notice or memorandum thereof, duly executed and acknowledged, in form and substance reasonably satisfactory to Lessor, providing for any changes required by Lessor including, without limitation, changes in the Base Rent and the legal description of the Land;

               (d) upon payment therefor, a deed conveying to Lessor title to any land acquired for the purpose of constructing the Capital Addition or the applicable Material Structural Work ("Additional Land") free and clear of any Liens except those approved by Lessor;

               (e) upon completion of the Capital Addition or the Material Structural Work, a final as-built survey thereof reasonably satisfactory to Lessor, if required by Lessor;

               (f) during and following the advance of funds and the completion of the Capital Addition or the Material Structural Work, endorsements to any outstanding policy of title insurance covering the Leased Property satisfactory in form and substance to Lessor and any Financing Party (i) updating the same without any additional exception except as may be reasonably permitted by Lessor, (ii) if applicable, including the Additional Land in the premises covered by such title insurance policy and (iii) increasing the coverage thereof by an amount equal to any amount paid by Lessor for the Additional Land plus the Fair Market Value of the Capital Addition or the Fair Market Value of the Material Structural Work (except to the extent covered by the owner's policy of title insurance referred to in subparagraph (g) below);

               (g) simultaneous with the initial advance of funds, if appropriate, (i) an owner's policy of title insurance insuring fee simple title to any Additional Land conveyed to Lessor pursuant to subparagraph (d) free and clear of all Liens except those approved by Lessor and (ii) a lender's policy of title insurance reasonably satisfactory in form and substance to any applicable Financing Party;

               (h) following the completion of the Capital Addition or the Material Structural Work, if reasonably deemed necessary by Lessor, an appraisal of the Leased Property by an M.A.I. appraiser acceptable to Lessor, which states that the Fair Market Value of the Leased Property upon completion of the Capital Addition or the Material Structural Work exceeds the Fair Market Value of the Leased Property prior to the commencement of the construction of such Capital Addition or Material Structural Work by an amount not less than one hundred five percent (105%) of the Capital Addition Cost or the cost of the Material Structural Work; and

               (i) during or following the advancement of funds, prints of architectural and engineering drawings relating to the Capital Addition or the Material Structural Work and such other materials, including, without limitation, endorsements to the title insurance policies (insuring Lessor and any applicable Financing Party with respect to the Leased Property) contemplated by subsection (f) above, opinions of counsel, appraisals, surveys, certified copies of duly adopted resolutions of the board of directors of Lessee authorizing the execution and delivery of the lease amendment and any other documents and instruments as may be reasonably required by Lessor and any applicable Financing Party.

          9.3.3 PAYMENT OF COSTS. By virtue of making a request to finance a Capital Addition or any Material Structural Work, whether or not such financing is actually consummated, Lessee shall be deemed to have agreed to pay, upon demand, all costs and expenses reasonably incurred by Lessor and any Person participating with Lessor in any way in the financing of the Capital Addition or Material Structural Work, including, but not limited to
     (a) fees and expenses of their respective attorneys, (b) all photocopying expenses, if any, (c) the amount of any filing, registration and recording taxes and fees, (d) documentary stamp taxes and intangible taxes and (E) title insurance charges and appraisal fees.

     9.4 GENERAL LIMITATIONS. Without in any way limiting Lessor's options with respect to proposed Capital Additions or Material Structural Work: (a) no Capital Addition or Material Structural Work shall be completed that could, upon completion, significantly alter the character or purpose or detract from the value or operating efficiency of the Leased Property, or significantly impair the revenue-producing capability of the Leased Property, or adversely affect the ability of Lessee to comply with the terms of this Lease, (b) no Capital Addition or Material Structural Work shall be completed which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the Land covered by this Lease) including, without limitation, tie-ins of buildings or other structures or utilities, unless Lessee shall have obtained the prior written approval of Lessor, which approval may be withheld in Lessor's sole and absolute discretion and (c) all proposed Capital Additions and Material Structural Work shall be architecturally integrated and consistent with the Leased Property.

     9.5 NON-CAPITAL ADDITIONS. Lessee shall have the obligation and right to make repairs, replacements and alterations which are not Capital Additions as required by the other Sections of this Lease, but in so doing, Lessee shall always comply with and satisfy the conditions of Section 9.4, mutatis, mutandis. Lessee shall have the right, from time to time, to make additions, modifications or improvements to the Leased Property which do not constitute Capital Additions or Material Structural Work as it may deem to be desirable or necessary for its uses and purposes, subject to the same limits and conditions imposed under
Section 9.4. The cost of any such repair, replacement, alteration, addition, modification or improvement shall be paid by Lessee and the results thereof shall be included under the terms of this Lease and become a part of the Leased Property, without payment therefor by Lessor at any time. Notwithstanding the foregoing, all such additions, modifications and improvements which affect the structure of any of the Leased Improvements, or which involve the expenditure of more than TWENTY-FIVE THOUSAND DOLLARS ($25,000.00), shall be undertaken only upon compliance with the provisions of Section 13.1, all Legal Requirements and all other applicable requirements of this Lease; provided, however, that in the event of a bona fide emergency during which Lessee is unable to contact the appropriate representatives of Lessor, Lessee may commence such additions, modifications and improvements as may be necessary in order to address such emergency without Lessor's prior approval, as long as Lessee immediately thereafter advises Lessor of such emergency and the nature and scope of the additions, modifications and improvements performed and obtains Lessor's approval of the remaining work to be completed.


                                   ARTICLE 10

                         WARRANTIES AND REPRESENTATIONS

     10.1 REPRESENTATIONS AND WARRANTIES. Lessee hereby represents and warrants to, and covenants and agrees with, Lessor that:

          10.1.1 EXISTENCE; POWER; QUALIFICATION.

          Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Lessee has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as presently conducted and as proposed to be conducted. As of the date of this Agreement, Lessee does not have any Subsidiaries and Lessee is not a member of any partnership or joint venture. Attached hereto as EXHIBIT C is a true and correct list of all of the shareholders of Lessee and their respective ownership interests in Lessee.

          10.1.2 VALID AND BINDING. Lessee is duly authorized to make and enter into all of the Lease Documents to which Lessee is a party and to carry out the transactions contemplated therein. All of the Lease Documents to which Lessee is a party have been duly executed and delivered by Lessee, and each is a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.

          10.1.3 SINGLE PURPOSE. Lessee is, and during the entire time that this Lease remains in force and effect shall be, engaged in no business, trade or activity other than the construction of the Project in accordance with the terms of the Leasehold Improvement Agreement and, from and after the Conversion Date, operation of the Leased Property for the Primary Intended Use. The fiscal year of Lessee and the Guarantor is the Fiscal Year.

          10.1.4 NO VIOLATION. The execution, delivery and performance of the Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of any member of the Leasing Group under any of the Permits or Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any member of the Leasing Group is a party or by which any member of the Leasing Group or the Leased Property may be bound or affected and do not violate or contravene any Legal Requirement.

          10.1.5 CONSENTS AND APPROVALS. Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution and delivery of any of the Lease Documents, the Construction Contract or the Architect's Agreement by any member of the Leasing Group and the performance of such member's obligations thereunder or as a condition to the validity (assuming the due authorization, execution and delivery by Lessor of the Lease Documents to which it is a party) and the first priority of any Liens granted under the Lease Documents, except the filing of the Financing Statements.

          10.1.6 NO LIENS OR INSOLVENCY PROCEEDINGS. Each member of the Leasing Group is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency or bankruptcy proceedings, pending or, to the best of Lessee's knowledge and belief, threatened:

               (a) against or affecting any member of the Leasing Group, which if adversely resolved to such member of the Leasing Group, would materially adversely affect the ability of any of the foregoing to perform their respective obligations under the Lease Documents;

               (b) against or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or

               (c) which may involve or affect the validity, priority or enforceability of any of the Lease Documents, at law or in equity, or before or by any arbitrator or Governmental Authority.

          10.1.7 NO BURDENSOME AGREEMENTS. No member of the Leasing Group is a party to any agreement the terms of which now have, or, as far as can be reasonably foreseen, may have, a material adverse affect on its respective financial condition or business or on the operation of the Leased Property.

          10.1.8 COMMERCIAL ACTS. Lessee's performance of and compliance with the obligations and conditions set forth herein and in the other Lease Documents will constitute commercial acts done and performed for commercial purposes.

          10.1.9 ADEQUATE CAPITAL, NOT INSOLVENT. After giving effect to the consummation of the transactions contemplated by the Lease Documents, each member of the Leasing Group:

               (a) will be able to pay its debts as they become due;

               (b) will have sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of the Lease Documents);

               (c) will own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due; and

               (d) will not be rendered insolvent as determined by applicable law.

          10.1.10 NOT DELINQUENT. No member of the Leasing Group is delinquent or claimed to be delinquent under any obligation for the payment of borrowed money.

          10.1.11 NO AFFILIATE DEBT. Lessee has not created, incurred, guaranteed, endorsed, assumed or suffered to exist any liability (whether direct or contingent) for borrowed money from the Guarantor (or any of its Affiliates) or any Affiliate of Lessee that is not fully subordinated to the Lease Obligations pursuant to the Affiliated Party Subordination Agreement or the Subordination and Standstill Agreement.

          10.1.12 TAXES CURRENT. Each member of the Leasing Group has filed all federal, state and local tax returns which are required to be filed as to which extensions are not currently in effect and have paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by each such member of the Leasing Group. No tax liability has been asserted by the Internal Revenue Service against any member of the Leasing Group or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid.

          10.1.13 FINANCIALS COMPLETE AND ACCURATE. The financial statements of each member of the Leasing Group given to Lessor in connection with the execution and delivery of the Lease Documents were true, complete and accurate, in all material respects, and fairly presented the financial condition of each such member of the Leasing Group as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP and such financial statements disclosed all liabilities, including, without limitation, contingent liabilities, of each such member of the Leasing Group. There has been no material adverse change since such date with respect to the Tangible Net Worth of any member of the Leasing Group or with respect to any other matters contained in such financial statements, nor have any additional material liabilities, including, without limitation, contingent liabilities, of any member of the Leasing Group arisen or been incurred or asserted since such date. The projections heretofore delivered to Lessor continue to be reasonable (with respect to the material assumptions upon which such projections are based) and Lessee reasonably anticipates the results projected therein will be achieved, there having been (a) no material adverse change in the business, assets or condition, financial or otherwise of any member of the Leasing Group or the Leased Property and (b) no material depletion of the cash or decrease in working capital of any member of the Leasing Group.

          10.1.14 PENDING ACTIONS, NOTICES AND REPORTS.

          (a) There is no action or investigation pending or, to the best knowledge and belief of Lessee, threatened, anticipated or contemplated (nor, to the knowledge of Lessee, is there any reasonable basis therefor) against or affecting the Leased Property or any member of the Leasing Group (or any Affiliate thereof) before any Governmental Authority, Accreditation Body or Third Party Payor which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Lease Documents or any action taken or to be taken in connection with the transactions contemplated thereunder or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of any member of the Leasing Group or the Leased Property (including, without limitation, any action to revoke, withdraw or suspend any Permit necessary or desirable for the operation of the Leased Property in accordance with its Primary Intended Use and any action to transfer or relocate any such Permit to a location other than the Leased Property) or any material impairment of the right or ability of any member of the Leasing Group to carry on its operations as presently conducted or proposed to be conducted or which may materially adversely impact reimbursement to any member of the Leasing Group for services rendered to beneficiaries of Third Party Payor Programs.

          (b) Neither the Facility nor any member of the Leasing Group has received any notice of any claim, requirement or demand of any Governmental Authority, Accreditation Body, Third Party Payor or any insurance body having or claiming any licensing, certifying, supervising, evaluating or accrediting authority over the Leased Property to rework or redesign the Leased Property, its professional staff or its professional services, procedures or practices in any material respect or to provide additional furniture, fixtures, equipment or inventory or to otherwise take action so as to make the Leased Property conform to or comply with any Legal Requirement;

          (c) [Intentionally deleted]; and

          (d) Lessee has delivered or caused to be delivered to Lessor true and correct copies of all licenses, inspection surveys and accreditation reviews relating to the Leased Property, issued by any Governmental Authority or Accreditation Body during the most recent licensing period, together with all plans of correction relating thereto.

          10.1.15 COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS.

          (a) Lessee and the Leased Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession and operation thereof comply with all applicable Legal Requirements and there is no claim of any violation thereof known to Lessee. Without limiting the foregoing, Lessee has obtained all Permits that are necessary or desirable to operate the Leased Property in accordance with its Primary Intended Use and all such Permits are in full force and effect.

          (b) Except as previously delivered to Lessor pursuant to Section 10.1.14(d)
     hereof, there are no outstanding notices of deficiencies, notices of proposed action or orders of any kind relating to the Leased Property issued by any Governmental Authority, Accreditation Body or Third Party Payor requiring conformity to any of the Legal Requirements.

          (c) Lessee knows of no impediments to Lessee and the Facility becoming licensed by the Pennsylvania Department of Public Welfare (and/or any appropriate Governmental Authority with jurisdiction over the operation of the Facility), on or before the Conversion Date to operate seventy (70) licensed beds (located in forty-four (44) units) at the Facility.

          10.1.16 NO ACTION BY GOVERNMENTAL AUTHORITY. There is no action pending or, to the best knowledge and belief of Lessee, recommended, by any Governmental Authority or Accreditation Body to revoke, repeal, cancel, modify, withdraw or suspend any Permit or Contract or to take any other action of any other type which could have a material adverse effect on the Leased Property.

          10.1.17 PROPERTY MATTERS.

          (a) The Leased Property is free and clear of agreements, covenants and Liens, except those agreements, covenants and Liens to which this Lease is expressly subject, whether presently existing, as are listed on EXHIBIT B or were listed on the UCC lien search results delivered to Lessor at or prior to the execution and delivery of this Lease (and were not required to be terminated as a condition of the execution and delivery of this Lease), or which may hereafter be created in accordance with the terms hereof, including, without limitation, the Leasehold Mortgage (collectively referred to herein as the "Permitted Encumbrances"); and Lessee shall warrant and defend Lessor's title to the Leased Property against any and all claims and demands of every kind and nature whatsoever;

          (b) There is no Condemnation or similar proceeding pending with respect to or affecting the Leased Property, and Lessee is not aware, to the best of Lessee's knowledge and belief, that any such proceeding is contemplated;

          (c) To the actual knowledge of Lessee, no part of the Collateral or the Leased Property has been damaged by any fire or other casualty;

          (d) None of the Permitted Encumbrances has or is likely to have a material adverse impact upon, nor interfere with or impede, in any material respect, the operation of the Leased Property in accordance with the Primary Intended Use;

          (e) Upon the completion of construction of the Project, all buildings, facilities and other improvements necessary, both legally and practically, for the proper and efficient operation of the Facility are located upon the Leased Property and all real property and personal property currently utilized by Lessee is included within the definition of the Leased Property or the Collateral;

          (f) The Leased Property abuts on and has direct vehicular access to a public road or access to a public road via permanent, irrevocable, appurtenant easements;

          (g) The Leased Property constitutes a separate parcel for real estate tax purposes and no portion of any real property that does not constitute a portion of the Leased Property is part of the same tax parcel as any part of the Leased Property; and

          (h) Prior to the completion of construction of the Project, all utilities necessary for the use and operation of the Facility will be available to the lot lines of the Leased Property:

               (i) in sufficient supply and capacity;

               (ii) through validly created and existing easements of record appurtenant to or encumbering the Leased Property (which easements shall not impede or restrict the construction of the Project or the operation of the Facility); and

               (iii) without need for any Permits and/or Contracts to be issued by or entered into with any Governmental Authority, except as already obtained or executed, as the case may be, or as otherwise shown to the satisfaction of Lessor to be readily obtainable.

          10.1.18 THIRD PARTY PAYOR AGREEMENTS.

          (a) [Intentionally Deleted].

          (b) Attached hereto as EXHIBIT D is a list of national accounts and local discount agreements, which constitute all of the agreements between Lessee or the Facility, on the one hand, and Third Party Payors on the other hand, pursuant to which Lessee or the Facility agrees to provide services based on a discount factor from the rates regularly charged for services rendered by Lessee or the Facility.

          (c) No member of the Leasing Group, nor the Facility has any rate appeal currently pending before any Governmental Authority or any administrator of any Third Party Payor Program or any other referral source other than such appeals which, if determined adversely to any member of the Leasing Group or the Facility would not have a materially adverse effect, either singly or in the aggregate, on the financial condition of any member of the Leasing Group or the Facility.

          10.1.19 RATE LIMITATIONS. Except as disclosed on EXHIBIT F, the State currently imposes no restrictions or limitations on rates which may be charged to private pay residents receiving services at the Facility.

          10.1.20 FREE CARE. Except as disclosed on EXHIBIT G, there are no Contracts, Permits or Legal Requirements which require that, upon completion of construction of the Project, a percentage of beds or slots in any program at the Facility be reserved for Medicaid or Medicare eligible patients (or residents) or that the Facility provide a certain amount of welfare, free or charity care or discounted or government assisted patient (or resident) care.

          10.1.21 NO PROPOSED CHANGES. Lessee has no actual knowledge of any Legal Requirements which have been enacted, promulgated or issued within the eighteen (18) months preceding the date of this Lease or any proposed Legal Requirements currently pending in the State which may materially adversely affect rates at the Facility (or any program operated in conjunction with the Facility) or may result in the likelihood of increased competition at the Facility or the imposition of Medicaid, Medicare, charity, free care, welfare or other discounted or government assisted patients (or residents) at the Facility or require that Lessee or the Facility obtain a certificate of need, Section 1122 approval or the equivalent, which Lessee or the Facility does not currently possess.

          10.1.22 ERISA. No employee pension benefit plan maintained by any member of the Leasing Group has any accumulated funding deficiency within the meaning of the ERISA, nor does any member of the Leasing Group have any material liability to the PBGC established under ERISA (or any successor thereto) in connection with any employee pension benefit plan (or other class of benefit which the PBGC has elected to insure), and there have been no "reportable events" (not waived) or "prohibited transactions" with respect to any such plan, as those terms are defined in Section 4043 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as now or hereafter amended, respectively.

          10.1.23 NO BROKER. No member of the Leasing Group nor any of their respective Affiliates has dealt with any broker or agent in connection with the transactions contemplated by the Lease Documents.

          10.1.24 NO IMPROPER PAYMENTS. No member of the Leasing Group nor any of their respective Affiliates has:

               (a) made any contributions, payments or gifts of its funds or property to or for the private use of any government official, employee, agent or other Person where either the payment or the purpose of such contribution, payment or gifts is illegal under the laws of the United States, any state thereof or any other jurisdiction (foreign or domestic);

               (b) established or maintained any unrecorded fund or asset for any purpose or has made any false or artificial entries on any of its books or records for any reason;

               (c) made any payments to any Person with the intention or understanding that any part of such payment was to be used for any other purpose other than that described in the documents supporting the payment; or

               (d) made any contribution, or has reimbursed any political gift or contribution made by any other Person, to candidates for public office, whether federal, state or local, where such contribution would be in violation of applicable law.

          10.1.25 NOTHING OMITTED. Neither this Lease, nor any of the other Lease Documents, nor any certificate, agreement, statement or other document, including, without limitation, any financial statements concerning the financial condition of any member of the Leasing Group, furnished to or to be furnished to Lessor or its attorneys in connection with the transactions contemplated by the Lease Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to prevent all statements contained herein and therein from being misleading. There is no fact within the special knowledge of Lessee which has not been disclosed herein or in writing to Lessor that materially adversely affects, or in the future, insofar as Lessee can reasonably foresee, may materially adversely affect the business, properties, assets or condition, financial or otherwise, of any member of the Leasing Group or the Leased Property.

          10.1.26 NO MARGIN SECURITY. Lessee is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Meditrust Investment will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System. Lessee is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          10.1.27 NO DEFAULT. No event or state of facts which constitutes, or which, with notice or lapse of time, or both, could constitute, a Lease Default has occurred and is continuing.

          10.1.28 PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of Lessee is located at 65 Allerton Street, Boston, Massachusetts 02119 (the "Principal Place of Business").

          10.1.29 LABOR MATTERS. There are no proceedings now pending, nor, to the best of Lessee's knowledge, threatened with respect to the operation of the Facility before the National Labor Relations Board, State Commission on Human Rights and Opportunities, State Department of Labor, U.S. Department of Labor or any other Governmental Authority having jurisdiction of employee rights with respect to hiring, tenure and conditions of employment, and no member of the Leasing Group has experienced any material controversy with any Facility administrator or other employee of similar stature or with any labor organization.

               10.1.30 INTELLECTUAL PROPERTY. Lessee is duly licensed or authorized to use all (if any) copyrights, rights of reproduction, trademarks, trade-names, trademark applications, service marks, patent applications, patents and patent license rights, (all whether registered or unregistered, U.S. or foreign), inventions, franchises, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how and trade secrets which are used in or necessary for the operation of the Facility in accordance with its Primary Intended Use, without conflict with or infringement of any, and subject to no restriction, lien, encumbrance, right, title or interest in others.

               10.1.31 MANAGEMENT AGREEMENTS. There is no Management Agreement in force and effect as of the date hereof other than the Current Management Agreement, a true and correct copy of which has been furnished to Lessor.

               10.1.32 OPTION PURCHASE DOCUMENTS. True and correct copies of the Option Agreement and other Option Purchase Documents have been delivered to Lessor and the transactions related to the Land contemplated by the Option Purchase Documents have closed in accordance with the terms thereof and in compliance with all applicable Legal Requirements.

               10.1.33 WORKING CAPITAL LOAN DOCUMENTS. True and correct copies of the Shortfall Agreement and the other Working Capital Loan Documents have been delivered to Lessor and the transaction contemplated by the Working Capital Loan Documents has closed in accordance with the terms thereof and in compliance with all applicable Legal Requirements. Attached hereto as EXHIBIT H is a true and correct list of all of the Working Capital Loan Documents. There are no agreements in force and effect between Lessee and the Guarantor or any Affiliate of the Guarantor, other than (i) the Leasehold Improvement Agreement, (ii) the Affiliated Party Subordination Agreement, (iii) the Current Management Agreement and (iv) the Working Capital Loan Documents. The Lessee shall not terminate, amend, abridge, modify or otherwise limit any of the Working Capital Loan Documents without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion. Notwithstanding anything to the contrary set forth herein, from and after the date hereof, the Lessee shall not enter into any contractual arrangement with the Guarantor, the Developer, the Current Manager or any of their Affiliates without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion.

     10.2 CONTINUING EFFECT OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Lease and the other Lease Documents shall constitute continuing representations and warranties which shall remain true, correct and complete throughout the Term. Notwithstanding the provisions of the foregoing sentence but without derogation from any other terms and provisions of this Lease, including, without limitation, those terms and provisions containing covenants to be performed or conditions to be satisfied on the part of Lessee, the representations and warranties contained in Sections 10.1.6, 10.1.7, 10.1.10, 10.1.14, 10.1.15, 10.1.17(b), 10.1.17(c), 10.1.18(b), 10.1.18(c),
10.1.19, 10.1.20, 10.1.21, 10.1.22, 10.1.28, 10.1.29, in the second sentence of
Section 10.1.12, and in the second and third sentences of Section 10.1.13 shall not constitute continuing representations and warranties throughout the Term.


                                   ARTICLE 11

                          FINANCIAL AND OTHER COVENANTS

     11.1 STATUS CERTIFICATES. At any time, and from time to time, upon request from Lessor, Lessee shall furnish to Lessor, within ten (10) Business Days' after receipt of such request, an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any Officer's Certificate furnished pursuant to this Section shall be addressed to any prospective purchaser or mortgagee of the Leased Property as Lessor may request and may be relied upon by Lessor and any such prospective purchaser or mortgagee of the Leased Property.

     11.2 FINANCIAL STATEMENTS; REPORTS; NOTICE AND INFORMATION.

          11.2.1 OBLIGATION TO FURNISH. Lessee will furnish and shall cause to be furnished to Lessor the following statements, information and other materials:

               (a) ANNUAL STATEMENTS. Within one hundred (100) days after the end of each of their respective fiscal years, (i) a copy of the Consolidated Financials for each of (x) the Lessee and the Guarantor and (y) any Sublessee for the preceding fiscal year, certified and audited by, and with the unqualified opinion of, independent certified public accountants acceptable to Lessor and certified as true and correct by Lessee and the Guarantor or the applicable Sublessee, as the case may be (and, without limiting anything else contained herein, the Consolidated Financials for Lessee and for each Sublessee shall include a detailed balance sheet for Leased Property as of the last day of such fiscal year and a statement of earnings from the Leased Property for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of the Leased Property); (ii) separate statements, certified as true and correct by Lessee, the Guarantor and each Sublessee, stating whether, to the best of the signer's knowledge and belief after making due inquiry, Lessee, the Guarantor or such Sublessee, as the case may be, is in default in the performance or observance of any of the terms of this Lease or any of the other Lease Documents and, if so, specifying all such defaults, the nature thereof and the steps being taken to immediately remedy the same; (iii) a copy of all letters from the independent certified accountants engaged to perform the annual audits referred to above, directed to the management of Lessee, the Guarantor or the applicable Sublessee, as the case may be, regarding the existence of any reportable conditions or material weaknesses, (iv) a statement certified as true and correct by Lessee setting forth all Subleases (excluding Residence Agreements) as of the last day of such fiscal year, the respective areas demised thereunder, the names of the Sublessees thereunder, the respective expiration dates of such Subleases, the respective rentals provided for therein, and such other information pertaining to the Subleases as may be reasonably requested by Lessor and (v) evidence satisfactory to Lessor that Lessee has fulfilled its obligation to make the Annual Facility Upgrade Expenditure in accordance with the provisions of Section 11.4.11.

               (b) MONTHLY STATEMENTS OF LESSEE. Within thirty (30) days after the end of each calendar month during the pendency of this Lease, from and after the Conversion Date, an unaudited, detailed month and year to date income and expense statement for the Leased Property which shall include a comparison to corresponding budget figures, occupancy statistics [including the actual number of patients and residents and the number of units and beds available] and patient/resident mix breakdowns (for each patient or resident day during such month classifying patients and residents by the type of care required and source of payment).

               (c) QUARTERLY STATEMENTS. (i) Within thirty (30) days after the end of each of their respective fiscal quarters, unaudited Consolidated Financials for each of (i) Lessee and (ii) each Sublessee certified as true and correct by Lessee or the applicable Sublessee, as the case may be and (ii) within thirty (30) days after the end of each Fiscal Quarter, an express written calculation showing the compliance or non-compliance, as the case may be, with the specific financial covenants set forth in Section 11.3 for the applicable period, including, with respect to the calculation of Lessee's Rent Coverage Ratio, a schedule substantially in the form attached hereto as EXHIBIT I.

               (d) QUARTERLY STATEMENTS OF THE GUARANTOR. Within fifty (50) days after the end of each Fiscal Quarter, unaudited Consolidated Financials for the Guarantor certified as true and correct by the Guarantor.

               (e) PERMITS AND CONTRACTS. Promptly after the issuance or the execution thereof, as the case may be, true and complete copies of (i) all Permits which constitute operating licenses for the Facility issued by any Governmental Authority having jurisdiction over health care or senior housing matters and (ii) Contracts (involving payments in the aggregate in excess of $100,000 per annum), including, without limitation, all Provider Agreements.

               (f) CONTRACT NOTICES. Promptly after the receipt thereof, true and complete copies of any notices, consents, terminations or statements of any kind or nature relating to any of the Contracts (involving payments in the aggregate in excess of $100,000 per annum) other than those issued in the ordinary course of business.

               (g) PERMIT OR CONTRACT DEFAULTS. Promptly after the receipt thereof, true and complete copies of all surveys, follow-up surveys, licensing surveys, complaint surveys, examinations, compliance certificates, inspection reports, statements (other than those statements that are issued in the ordinary course of business), terminations and notices of any kind (other than those notices that are furnished in the ordinary course of business) issued or provided to Lessee or any Sublessee by any Governmental Authority, Accreditation Body or any Third Party Payor, including, without limitation, any notices pertaining to any delinquency in, or proposed revision of, Lessee's or any Sublessee's obligations under the terms and conditions of any Permits or Contracts now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor and the response(s) thereto made by or on behalf of Lessee or any Sublessee.

               (h) OFFICIAL REPORTS. Upon completion or filing thereof, complete copies of all applications (other than those that are furnished in the ordinary course of business), notices (other than those that are furnished in the ordinary course of business), statements, annual reports, cost reports and other reports or filings of any kind (other than those that are furnished in the ordinary course of business) provided by Lessee or any Sublessee to any Governmental Authority, Accreditation Body or any Third Party Payor with respect to the Leased Property.

               (i) OTHER INFORMATION. With reasonable promptness, such other information as Lessor may from time to time reasonably request respecting (i) the financial condition and affairs of each member of the Leasing Group and the Leased Property and (ii) the licensing and operation of the Leased Property; including, without limitation, audited financial statements, certificates and consents from accountants and all other financial and licensing/operational information as may be required or requested by any Governmental Authority.

               (j) DEFAULT CONDITIONS. As soon as possible, and in any event within five (5) days after the occurrence of any Lease Default, or any event or circumstance which, with the giving of notice or the passage of time, or both, could constitute a Lease Default, a written statement of Lessee setting forth the details of such Lease Default, event or circumstance and the action which Lessee proposes to take with respect thereto.

               (k) OFFICIAL ACTIONS. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority or Accreditation Body which could have a material adverse effect on (i) any member of the Leasing Group to perform any of its obligations under any of the Lease Documents or (ii) the Leased Property.

               (l) AUDIT REPORTS. Promptly after receipt, a copy of all audits or reports submitted to any member of the Leasing Group by any independent public accountant in connection with any annual, special or interim audits of the books of any such member of the Leasing Group and, if requested by Lessor, any letter of comments directed by such accountant to the management of any such member of the Leasing Group.

               (m) ADVERSE DEVELOPMENTS. Within five (5) days after Lessee acquires knowledge thereof, written notice of:

                    (i) the potential termination of any Permit or Provider
               Agreement necessary for the construction of the Project and/or operation of the Leased Property;

                    (ii) any loss, damage or destruction to or of the Leased
               Property in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000) (regardless of whether the same is covered by insurance);

                    (iii) any material controversy involving Lessee or any
               Sublessee and (x) Facility administrator or Facility employee of similar stature or (y) any labor organization;

                    (iv) any controversy that calls into question the
               eligibility of Lessee or the Facility for the participation in any Medicaid, Medicare or other Third Party Payor Program;

                    (v) any refusal of reimbursement by any Third Party Payor
               which, singularly or together with all other such refusals by any Third Party Payors, could have a material adverse effect on the financial condition of Lessee or any Sublessee; and

                    (vi) any fact within the special knowledge of any member of the Leasing Group, or any other development in the business or affairs of any member of the Leasing Group, which may be materially adverse to the business, properties, assets or condition, financial or otherwise, of any member of the Leasing Group or the Leased Property.

               (n) LINE OF CREDIT DEFAULT. Within ten (10) days after becoming aware of a claim by any Person that Lessee is in default of any agreement in connection with the borrowing of money which is not prohibited hereunder, notice of any such claim or default.

               (o) RESPONSES TO INSPECTION REPORTS. Within thirty (30) days after receipt of an inspection report relating to the Leased Property from Lessor, a written response describing in detail prepared plans to address concerns raised by the inspection report.

               (p) PUBLIC INFORMATION. Upon the completion or filing, mailing or other delivery thereof, complete copies of all financial statements, reports, notices and proxy statements, if any, sent by any member of the Leasing Group (which is a publicly held corporation) to its shareholders and of all reports, if any, filed by any member of the Leasing Group (which is a publicly held corporation) with any securities exchange or with the Securities Exchange Commission.

               (q) ANNUAL BUDGETS. At least thirty (30) days prior to the end of each Fiscal Year, Lessee, any Sublessee and/or any Manager shall submit to Lessor a preliminary annual financial budget for the Facility for the next Fiscal Year, a preliminary capital expenditures budget for the Facility for the next Fiscal Year and a report detailing the capital expenditures made in the then current Fiscal Year and on or before the end of the first month of each Fiscal Year, Lessee, any Sublessee and/or any Manager shall submit to Lessor revised finalized versions of such budgets and report.

          11.2.2 RESPONSIBLE OFFICER. Any certificate, instrument, notice, or other document to be provided to Lessor hereunder by any member of the Leasing Group shall be signed by an executive officer of such member (in the event that any of the foregoing is not an individual), having a position of Vice President or higher and with respect to financial matters, any such certificate, instrument, notice or other document shall be signed by the chief financial officer of such member.

          11.2.3 NO MATERIAL OMISSION. No certificate, instrument, notice or other document, including without limitation, any financial statements furnished or to be furnished to Lessor pursuant to the terms hereof or of any of the other Lease Documents shall contain any untrue statement of a material fact or shall omit to state any material fact necessary in order to prevent all statements contained therein from being misleading.

          11.2.4 CONFIDENTIALITY. Lessor shall afford any information received pursuant to the provisions of the Lease Documents the same degree of confidentiality that Lessor affords similar information proprietary to Lessor; provided, however, that Lessor does

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     not in any way warrant or represent that such information received from any member of the Leasing Group shall remain confidential (and shall not be liable in any way for any subsequent disclosure of such information by any Person that Lessor has provided such information in accordance with the terms hereof) and provided, further, that Lessor shall have the unconditional right to (a) disclose any such information as Lessor deems necessary or appropriate in connection with any sale, transfer, conveyance, participation or assignment of the Leased Property or any of the Lease Documents or any interest therein and (b) use such information in any litigation or arbitration proceeding between Lessor and any member of the Leasing Group. Without limiting the foregoing, Lessor may also utilize any information furnished to it hereunder as and to the extent (i) counsel to Lessor determines that such utilization is necessary pursuant to 15 U.S.C. 77a-77aa or 15 U.S.C. 78a-78jj and the rules and regulations promulgated thereunder, (ii) Lessor is required or requested by any Governmental Authority to disclose any such information and/or (iii) Lessor is requested to disclose any such information by any of the Meditrust Entities' lenders or potential lenders. Lessor shall not be liable in any way for any subsequent disclosure of such information by any Person to whom Lessor provided such information in accordance with the terms hereof.
     Nevertheless, in connection with any such disclosure, Lessor shall inform all recipients of any such information of the confidential nature thereof. Lessor additionally shall observe any prohibitions or limitations on the disclosure of any such information under applicable confidentiality law or regulations, to the extent that the same are applicable to such information, including, without limitation, any duly enacted "Patients'
     Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privilege.

     11.3 FINANCIAL COVENANTS. Lessee covenants and agrees that, throughout the Term and as long as Lessee is in possession of the Leased Property:

          11.3.1 RENT COVERAGE RATIO OF LESSEE. Commencing with the first full Fiscal Quarter after the first day of the second Lease Year, and for each Fiscal Quarter thereafter through the end of the Term, Lessee shall maintain a Rent Coverage Ratio equal to or greater than 1.25 to 1.

          11.3.2 [INTENTIONALLY DELETED].

          11.3.3 [INTENTIONALLY DELETED].

          11.3.4 NO INDEBTEDNESS. Lessee shall not create, incur, assume or suffer to exist any liability for borrowed money except (i) Indebtedness to Lessor under the Lease Documents and, (ii) Impositions allowed pursuant to the provisions of the Lease, (iii) unsecured normal trade debt incurred upon customary terms in the ordinary course of business, (iv) Indebtedness created in connection with any financing of any Capital Addition, provided, that each such financing has been approved by Lessor in accordance with the terms of Article 9 hereof, (v) Indebtedness to any Affiliate, provided, that, such Indebtedness is fully subordinated to this Lease pursuant to the Affiliated Party Subordination Agreement, (vi) other Indebtedness of Lessee in the aggregate amount not to exceed TWO HUNDRED THOUSAND DOLLARS ($200,000) incurred, for the exclusive use of the Leased Property, on account of purchase money indebtedness or finance lease arrangements, each of which shall not exceed the fair market value of the assets or property acquired or leased and shall not extend to any assets or property other than those purchased or leased and purchase money security interests in equipment and equipment leases which comply with the provisions of Section 6.1.2, and (vii) liability arising under the Working Capital Loan Documents.

          11.3.5 NO GUARANTIES. Lessee shall not assume, guarantee, endorse, contingently agree to purchase or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise to invest in any debtor or otherwise to assure any creditor against loss) in connection with any Indebtedness of any other Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     11.4 AFFIRMATIVE COVENANTS. Lessee covenants and agrees that throughout the Term and any periods thereafter that Lessee remains in possession of the Leased
Property:

          11.4.1 MAINTENANCE OF EXISTENCE. If Lessee is a corporation, trust or partnership, during the entire time that this Lease remains in full force and effect, Lessee shall keep in effect its existence and rights as a corporation, trust or partnership under the laws of the state of its incorporation or formation and its right to own property and transact business in the State.

          11.4.2 MATERIALS. Except as provided in Section 6.1.2, Lessee shall not suffer the use in connection with any renovations or other construction relating to the Leased Property of any materials, fixtures or equipment intended to become part of the Leased Property which are purchased upon lease or conditional bill of sale or to which Lessee does not have absolute and unencumbered title, and Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any such renovations or construction, subject to Lessee's right to contest to the extent provided for in Article 15.

          11.4.3 COMPLIANCE WITH LEGAL REQUIREMENTS AND APPLICABLE AGREEMENTS. Lessee and the Leased Property and all uses thereof shall comply with (i) all Legal Requirements, (ii) all Permits and Contracts, (iii) all Insurance Requirements, (iv) the Lease Documents, (v) the Permitted Encumbrances and
     (vi) the Appurtenant Agreements. Without limiting the foregoing (a) Lessee shall, on or before the Conversion Date, obtain all necessary Permits to operate the Facility for its Primary Intended Use and shall thereafter throughout the Term maintain such Permits in full force and effect and (b) prior to the issuance of such license, Lessee shall obtain the

     Department of Public Welfare's approval of all forms of Residence Agreements to be utilized by Lessee in connection with the operation of the Facility.

          11.4.4 BOOKS AND RECORDS. Lessee shall cause to be kept and maintained, and shall permit Lessor and its representatives to inspect at all reasonable times, accurate books of accounts in which complete entries will be made in accordance with GAAP reflecting all financial transactions of Lessee (showing, without limitation, all materials ordered and received and all disbursements, accounts payable and accounts receivable in connection with the operation of the Leased Property).

          11.4.5 PARTICIPATION IN THIRD PARTY PAYOR PROGRAMS. From and after the Conversion Date, Lessee and each Sublessee shall participate in all Third Party Payor Programs (which would be participated in by a prudent operator in the good faith exercise of commercially reasonable business judgment), in accordance with all requirements thereof (including, without limitation, all applicable Provider Agreements), and shall remain eligible to participate in such Third Party Payor Programs, all as shall be necessary for the prudent operation of the Facility in the good faith exercise of commercially reasonable business judgment.

          11.4.6 CONDUCT OF ITS BUSINESS. Lessee will maintain, and cause any Sublessee and any Manager to maintain, experienced and competent professional management with respect to its business and, from and after the Conversion Date, with respect to the Leased Property. Lessee, any Sublessee and any Manager shall conduct, in the ordinary course, the operation of the Facility, and Lessee and any Sublessee shall not enter into any other business or venture during the Term or such time as Lessee or any Sublessee is in possession of the Leased Property.

          11.4.7 ADDRESS. Lessee shall provide Lessor thirty (30) days' prior written notice of any change of its Principal Place of Business from its current Principal Place of Business. Lessee shall maintain the Collateral, including without limitation, all books and records relating to its business, solely at its Principal Place of Business and at the Leased Property. Lessee shall not (a) remove the Collateral, including, without limitation, any books or records relating to Lessee's business from either the Leased Property or Lessee's Principal Place of Business or (b) relocate its Principal Place of Business until after receipt of a certificate from Lessor, signed by an officer thereof, stating that Lessor has, to its satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and confirm the first priority security interests granted in the Lease Documents.

          11.4.8 SUBORDINATION OF CERTAIN TRANSACTIONS. Without limiting the provisions of any other Section of this Lease or the Affiliated Party Subordination Agreement, any payments to be made by Lessee to (a) any member of the Leasing Group (or any Affiliate of any member of the Leasing Group) or (b) any Affiliate of Lessee, in connection with any transaction between Lessee and such Person, including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or with any such Person (including, without limitation, all allocations of any so-called corporate or central office costs, expenses and charges of any kind or nature) or the making of any loan or other extension of credit or the making of any equity investment, shall be subordinate to the complete payment and performance of the Lease Obligations; provided, however, that all such subordinated payments may be paid at any time unless: (x) after giving effect to such payment, Lessee shall be unable to comply with any of its obligations under any of the Lease Documents or (y) a Lease Default has occurred and is continuing and has not been expressly waived in writing by Lessor or an event or state of facts exists, which, with the giving of notice or the passage of time, or both, would constitute a Lease Default.

          11.4.9 INSPECTION. At reasonable times and upon reasonable notice, Lessee shall permit Lessor and its authorized representatives (including, without limitation, the Consultants) to inspect the Leased Property as provided in Section 7.1 above.

          11.4.10 ADDITIONAL PROPERTY. In the event that at any time during the Term, Lessee holds the fee title to or a leasehold interest in any real property and/or personal property which is used as an integral part of the operation of the Leased Property (but is not subject to this Lease), Lessee shall (i) provide Lessor with prior notice of such acquisition and (ii) shall take such actions and enter into such agreements as Lessor shall reasonably request in order to grant Lessor a first priority mortgage or other security interest in such real property and personal property, subject only to the Permitted Encumbrances and other Liens reasonably acceptable to Lessor.

          11.4.11 ANNUAL FACILITY UPGRADE EXPENDITURES. Commencing with the third Lease Year to occur in the Term, Lessee shall make an Annual Facility Upgrade Expenditure in the Facility in an amount no less than TWO HUNDRED FIFTY DOLLARS ($250) multiplied by the number of units in the Facility, such amount to be increased as of the first day of the fourth Lease Year, and as of the first day of each subsequent Lease Year, by an amount equal to the product of (i) TWO HUNDRED FIFTY DOLLARS ($250) multiplied by (ii) the Consumer Price Adjustment Factor.

     11.5 ADDITIONAL NEGATIVE COVENANTS. Lessee covenants and agrees that, throughout the Term and such time as Lessee remains in possession of the Leased
Property:

          11.5.1 RESTRICTIONS RELATING TO LESSEE. Except as may otherwise be expressly provided in Section 19.4 or in any of the other Lease Documents, Lessee shall not, without the prior written consent of Lessor, in each instance, which consent may be withheld in the sole and absolute discretion of Lessor:

               (a) convey, assign, hypothecate, transfer, dispose of or encumber, or permit the conveyance, assignment, transfer, hypothecation, disposal or encumbrance of all or any part of any legal or beneficial interest in this Lease, its other assets or the Leased Property; provided, however, that this restriction shall not apply to
          (i) the Permitted Encumbrances that may be created on or after the date hereof pursuant to the Lease Documents; (ii) Liens created in accordance with Section 6.1.2 against Tangible Personal Property securing Indebtedness permitted under Section 11.3.4(vi) relating to equipment leasing or financing for the exclusive use of the Leased Property; (iii) the sale, conveyance, assignment, hypothecation, lease or other transfer of any material asset or assets (whether now owned or hereafter acquired), the fair market value of which equals or is less than THIRTY-FIVE THOUSAND DOLLARS ($35,000), individually, or ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) collectively; (iv) without limitation as to amount, the disposition in the ordinary course of business of any obsolete, worn out or defective fixtures, furnishings or equipment used in the operation of the Leased Property provided that the same are replaced with fixtures, furnishings or equipment of equal or greater utility or value or Lessee provides Lessor with an explanation (reasonably satisfactory to Lessor) as to why such fixtures, furnishings or equipment is no longer required in connection with the operation of the Leased Property; (v) without limitation as to amount, any sale of inventory by Lessee in the ordinary course of business; and (vi) subject to the terms of the Pledge Agreement and the Affiliated Party Subordination Agreement, distributions to the shareholders of Lessee;

               (b) permit the use of the Facility, from and after the Conversion Date, for any purpose other than the Primary Intended Use; or

               (c) liquidate, dissolve or merge or consolidate with any other Person.

          11.5.2 NO LIENS. Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any Lien, title retention agreement or claim upon or against the Leased Property (including Lessee's interest therein) or Lessee's interest in this Lease or any of the other Lease Documents, or in respect of the Rent, excluding (a) this Lease and any permitted Subleases, (b) the Permitted Encumbrances, (c) Liens which are consented to in writing by Lessor, (d) Liens for those taxes of Lessor which Lessee is not required to pay hereunder, (e) Liens of mechanics, laborers, materialmen, suppliers or vendors for sums either not yet due or being contested in strict compliance with the terms and conditions of Article 15, (f) any Liens which are the responsibility of Lessor pursuant to the provisions of Article 20, (g) Liens for Impositions which are either not yet due and payable or which are in the process of being contested in strict compliance with the terms and conditions of
     Article 15, and (h) involuntary Liens caused by the actions or omissions of Lessor.

          11.5.3 LIMITS ON CERTAIN TRANSACTIONS. Lessee shall not enter into any transaction with any Affiliate or any member of the Leasing Group (or any Affiliate thereof), including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or with any Affiliate and the making of any loan or other extension of credit, except in the ordinary course of, and pursuant to the reasonable requirements of, Lessee's business and upon fair and reasonable terms no less favorable to the Lessee than would be obtained in a comparable arms'-length transaction with any Person that is not an Affiliate.

          11.5.4 NON-COMPETITION. Lessee acknowledges that upon and after any termination of this Lease, any competition by any member of the Leasing Group with any subsequent owner or subsequent lessee of the Leased Property (the "Purchaser") would cause irreparable harm to Lessor and any such Purchaser. To induce Lessor to enter into this Lease, Lessee agrees that, from and after the date hereof and thereafter until the fifth (5th) anniversary of the termination hereof, no member of the Leasing Group nor any Person holding or controlling, directly or indirectly, any interest in any member of the Leasing Group (collectively, the "Limited Parties") shall be involved in any capacity in or lend any of their names to or engage in any capacity in any personal care home or other similar senior housing facility (or any other facility included within the definition of Primary Intended Use), center, unit or program (or in any Person engaged in any such activity or any related activity competitive therewith), whether such competitive activity shall be as an officer, director, owner, employee, agent, advisor, independent contractor, developer, lender, sponsor, venture capitalist, administrator, manager, investor, partner, joint venturer, consultant or other participant in any capacity whatsoever with respect to a personal care home or other similar senior housing facility (or any other facility included within the definition of Primary Intended Use), center, unit or program located within a ten (10) mile radius of the Leased Property.

          Lessee hereby acknowledges and agrees that none of the time span, scope or area covered by the foregoing restrictive covenants is or are unreasonable and that it is the specific intent of Lessee that each and all of the restrictive covenants set forth hereinabove shall be valid and enforceable as specifically set forth herein. Lessee further agrees that these restrictions are special, unique, extraordinary and reasonably necessary for the protection of Lessor and any Purchaser and that the violation of any such covenant by any of the Limited Parties would cause irreparable damage to Lessor and any Purchaser for which a legal remedy alone would not be sufficient to fully protect such parties.

          Therefore, in addition to and without limiting any other remedies available at law or hereunder, in the event that any of the Limited Parties breaches any of the restrictive covenants hereunder or shall threaten breach of any of such covenants, then Lessor and any Purchaser shall be entitled to obtain equitable remedies, including specific performance and injunctive relief, to prevent or otherwise restrain a breach of this
     Section 11.5.4 (without the necessity of posting a bond) and to recover any and all costs and expenses (including, without limitation, attorneys' fees and expenses and court costs) reasonably incurred in enforcing the provisions of this Section 11.5.4. The existence of any claim or cause of action of any of the Limited Parties or any member of the Leasing Group against Lessor or any Purchaser, whether predicated on this Lease or otherwise, shall not constitute a defense to the enforcement by Lessor or any Purchaser of the foregoing restrictive covenants and the Limited Parties shall not defend on the basis that there is an adequate remedy at law.

          Without limiting any other provision of this Lease, the parties hereto acknowledge that the foregoing restrictive covenants are severable and separate. If at any time any of the foregoing restrictive covenants shall be deemed invalid or unenforceable by a court having jurisdiction over this Lease, by reason of being vague or unreasonable as to duration, or geographic scope or scope of activities restricted, or for any other reason, such covenants shall be considered divisible as to such portion and such covenants shall be immediately amended and reformed to include only such covenants as are deemed reasonable and enforceable by the court having jurisdiction over this Lease to the full duration, geographic scope and scope of restrictive activities deemed reasonable and thus enforceable by said court; and the parties agree that such covenants as so amended and reformed, shall be valid and binding as through the invalid or unenforceable portion has not been included therein.

          The provisions of this Section 11.5.4 shall survive the termination of the Lease and any satisfaction of the Lease Obligations in connection therewith or subsequent thereto. The parties hereto acknowledge and agree that any Purchaser may enforce the provisions of this Section 11.5.4 as a third party beneficiary.

          11.5.5 NO DEFAULT. Lessee shall not commit any default or breach under any of the Lease Documents.

          11.5.6 RESTRICTIONS RELATING TO THE GUARANTOR AND THE DEVELOPER. Except as may otherwise be expressly provided herein or in any of the other Lease Documents, neither the Guarantor nor the Developer shall, without the prior written consent of Lessor, in each instance, which consent may be withheld in the sole and absolute discretion of Lessor, convey, assign, donate, sell, mortgage or pledge any real or personal property or take any other action which would have a materially adverse effect upon the Tangible Net Worth or general financial condition of the Guarantor or the Developer, as the case may be. Notwithstanding the foregoing, but subject to the provisions of Section 11.3, the Guarantor may guaranty obligations of any of its present or future Affiliates.

          11.5.7 [INTENTIONALLY DELETED].

          11.5.8 ERISA. Lessee shall not establish or permit any Sublessee to establish any new pension or defined benefit plan or modify any such existing plan for employees subject to ERISA, which plan provides any benefits based on past service without the advance consent of Lessor to the amount of the aggregate past service liability thereby created, which consent shall not be unreasonably withheld.

          11.5.9 FORGIVENESS OF INDEBTEDNESS. Lessee will not waive, or permit any sublessee or Manager which is an Affiliate to waive any debt or claim, except in the ordinary course of its business.

          11.5.10 VALUE OF ASSETS. Except as disclosed in the financial statements provided to Lessor as of the date hereof, Lessee will not write up (by creating an appraisal surplus or otherwise) the value of any assets of Lessee above their cost to Lessee, less the depreciation regularly allowable thereon.

          11.5.11 CHANGES IN FISCAL YEAR AND ACCOUNTING PROCEDURES. Lessee shall not, without the prior written consent of Lessor, in each instance, which consent may be withheld in Lessor's reasonable discretion (a) change its fiscal year or capital structure (except as may be otherwise permitted by Lessor in connection with any transfer permitted under Section 19.4 and, even then, only after the complete satisfaction of all requirements of Lessor relating to such transfers) or (b) change, alter, amend or in any manner modify, except in accordance with GAAP, any of its current accounting procedures related to the method of revenue recognition, billing procedures or determinations of doubtful accounts or bad debt expenses nor will Lessee permit any of its Subsidiaries to change its fiscal year or suffer or permit any circumstance to exist in which any Subsidiary is not wholly-owned, directly or indirectly, by Lessee.

     11.6 ACCESS TO RECORDS. To the extent required by applicable law, the Lessor shall (and, if the Lessor carries out any of the duties under this Lease, whether on the Lessor's or the Lessee's behalf, through a subcontract with a related organization and such subcontract has a value or cost of Ten Thousand Dollars ($10,000) or more during any twelve (12) month period, such subcontract shall contain a clause to the effect that the subcontractor shall) until the expiration of four (4) years after the furnishing of services pursuant to this Lease, make available, upon request by the Secretary of Health and Human Services or upon the request by the U.S. Comptroller General, or any duly authorized representative of either of them, the books, documents and records of the Lessor (or such subcontractor) that are necessary to verify the nature and extent of such costs in connection with said services.


                                   ARTICLE 12

                             INSURANCE AND INDEMNITY

     12.1 GENERAL INSURANCE REQUIREMENTS. During the Term of this Lease and thereafter until Lessee surrenders the Leased Property in the manner required by this Lease, Lessee shall at its sole cost and expense keep the Leased Property and the Tangible Personal Property located thereon and the business operations conducted on the Leased Property insured as set forth below.

          12.1.1 TYPES AND AMOUNTS OF INSURANCE. Lessee's insurance shall include the following:

               (a) property loss and physical damage insurance on an all-risk basis (with only such exceptions as Lessor may in its reasonable discretion approve) covering the Leased Property (exclusive of Land) for its full replacement cost, which cost shall be reset once a year at Lessor's option, with an agreed-amount endorsement and a deductible not in excess of TEN THOUSAND DOLLARS ($10,000.00). Such insurance shall include, without limitation, the following coverages: (i) increased cost of construction, (ii) cost of demolition, (iii) the value of the undamaged portion of the Facility and (iv) contingent liability from the operation of building laws, less exclusions provided in the normal "All Risk" insurance policy. During any period of construction, such insurance shall be on a builder's-risk, completed value, non-reporting form with permission to occupy and may be maintained by the Developer as long as Lessor and Lessee are named as additional named insureds on any insurance policy maintained by the Developer and all other requirements set forth herein that are applicable to such insurance are met;

               (b) flood insurance (if the Leased Property or any portion thereof is situated in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development or any other Governmental Authority that may in the future have jurisdiction over flood risk analysis) in limits acceptable to Lessor;

               (c) boiler and machinery insurance (including related electrical apparatus and components) under a standard comprehensive form, providing coverage against loss or damage caused by explosion of steam boilers, pressure vessels or similar vessels, now or hereafter installed on the Leased Property, in limits acceptable to Lessor;

               (d) earthquake insurance (if deemed necessary by Lessor) in limits and with deductibles acceptable to Lessor;

               (e) environmental impairment liability insurance (if available) in limits and with deductibles acceptable to Lessor;

               (f) business interruption and/or rent loss insurance in an amount equal to the annual Base Rent due hereunder plus the aggregate sum of the Impositions relating to the Leased Property due and payable during one year;

               (g) comprehensive general public liability insurance including coverages commonly found in the Broad Form Commercial Liability Endorsements with amounts not less than FIVE MILLION DOLLARS ($5,000,000) per occurrence with respect to bodily injury and death and THREE MILLION DOLLARS ($3,000,000) for property damage and with all limits based solely upon occurrences at the Leased Property without any other impairment;

               (h) professional liability insurance in an amount not less than TEN MILLION DOLLARS ($10,000,000) for each medical incident;

               (i) physical damage insurance on an all-risk basis (with only such exceptions as Lessor in its reasonable discretion shall approve) covering the Tangible Personal Property for the full replacement cost thereof and with a deductible not in excess of one percent (1%) of the full replacement cost thereof;

               (j) Workers' Compensation and Employers' Liability Insurance providing protection against all claims arising out of injuries to all employees of Lessee or of any Sublessee (employed on the Leased Property or any portion thereof) in amounts equal for Workers' Compensation, to the statutory benefits payable to employees in the State and for Employers' Liability, to limits of not less than ONE HUNDRED THOUSAND DOLLARS ($100,000) for injury by accident, ONE HUNDRED THOUSAND DOLLARS ($100,000) per employee for disease and FIVE HUNDRED THOUSAND DOLLARS ($500,000) disease policy limit;

               (k) subsidence insurance (if deemed necessary by Lessor) in limits acceptable to Lessor; and

               (l) such other insurance as Lessor from time to time may reasonably require and also, as may from time to time be required by applicable Legal Requirements and/or by any Fee Mortgagee.

          12.1.2 INSURANCE COMPANY REQUIREMENTS. All such insurance required by this Lease or the other Lease Documents shall be issued and underwritten by insurance companies licensed to do insurance business by, and in good standing under the laws of, the State and which companies have and maintain a rating of A:X or better by A.M. Best Co.

          12.1.3 POLICY REQUIREMENTS. Every policy of insurance from time to time required under this Lease or any of the other Lease Documents (other than worker's compensation) shall name Lessor as owner, loss payee, secured party (to the extent applicable) and additional named insured as its interests may appear. If an insurance policy covers properties other than the Leased Property, then Lessor shall be so named with respect only to the Leased Property. Each such policy, where applicable or appropriate, shall:

               (a) include an agreed amount endorsement and loss payee, additional named insured and secured party endorsements, in forms acceptable to Lessor in its sole and absolute discretion;

               (b) include mortgagee, secured party, loss payable and additional named insured endorsements reasonably acceptable to each Fee Mortgagee;

               (c) provide that the coverages may not be cancelled or materially modified except upon thirty (30) days' prior written notice to Lessor and any Fee Mortgagee;

               (d) be payable to Lessor and any Fee Mortgagee notwithstanding any defense or claim that the insurer may have to the payment of the same against any other Person holding any other interest in the Leased Property;

               (e) be endorsed with standard noncontributory clauses in favor of and in form reasonably acceptable to Lessor and any Fee Mortgagee;

               (f) expressly waive any right of subrogation on the part of the insurer against Lessor, any Fee Mortgagee or the Leasing Group; and

               (g) otherwise be in such forms as shall be reasonably acceptable to Lessor.

          12.1.4 NOTICES; CERTIFICATES AND POLICIES. Lessee shall promptly provide to Lessor copies of any and all notices (including notice of non-renewal but excluding invoices for premiums due but not delinquent), claims and demands which Lessee receives from insurers of the Leased Property. At least ten (10) days prior to the expiration of any insurance policy required hereunder, Lessee shall deliver to Lessor certificates and evidence of insurance relating to all renewals and replacements thereof, together with evidence, satisfactory to Lessor, of payment of the premiums thereon. Lessee shall deliver to Lessor original counterparts or copies certified by the insurance company to be true and complete copies, of all insurance policies required hereunder not later than the earlier to occur of (a) thirty (30) days after the effective date of each such policy and
     (b) ten (10) days after receipt thereof by Lessee.

          12.1.5 LESSOR'S RIGHT TO PLACE INSURANCE. If Lessee shall fail to obtain any insurance policy required hereunder by Lessor, or shall fail to deliver the certificate and evidence of insurance relating to any such policy to Lessor, or if any insurance policy required hereunder (or any part thereof) shall expire or be cancelled or become void or voidable by reason of any breach of any condition thereof, or if Lessor determines that such insurance coverage is unsatisfactory by reason of the failure or impairment of the capital of any insurance company which wrote any such policy, upon demand by Lessor, Lessee shall promptly obtain new or additional insurance coverage on the Leased Property, or for those risks required to be insured by the provisions hereof, satisfactory to Lessor, and, at its option, Lessor may obtain such insurance and pay the premium or premiums therefor; in which event, any amount so paid or advanced by Lessor and all costs and expenses incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of Lessee to Lessor, payable as an Additional Charge.

          12.1.6 PAYMENT OF PROCEEDS. All insurance policies required hereunder (except for general public liability, professional liability and workers' compensation and employers liability insurance) shall provide that in the event of loss, injury or damage, subject to the rights of any Fee Mortgagee, all proceeds shall be paid to Lessor alone (rather than jointly to Lessee and Lessor). Lessor is hereby authorized to adjust and compromise any such loss with the consent of Lessee or, following any Lease Default, whether or not cured, without the consent of Lessee, and to collect and receive such proceeds in the name of Lessor and Lessee, and Lessee appoints Lessor (or any agent designated by Lessor) as Lessee's attorney-in-fact with full power of substitution, to endorse Lessee's name upon any check in payment thereof. Subject to the provisions of Article 13, such insurance proceeds shall be applied first toward reimbursement of all costs and expenses reasonably incurred by Lessor in collecting said insurance proceeds, then toward payment of the Lease Obligations or any portion thereof, then due and payable, in such order as Lessor determines, and then in whole or in part toward restoration, repair or reconstruction of the Leased Property for which such insurance proceeds shall have been paid.

          12.1.7 IRREVOCABLE POWER OF ATTORNEY. The power of attorney conferred on Lessor pursuant to the provisions of this Section 12.1, being coupled with an interest, shall be irrevocable for as long as this Lease is in effect or any Lease Obligations are outstanding, shall not be affected by any disability or incapacity which Lessee may suffer and shall survive the same. Such power of attorney, is provided solely to protect the interests of Lessor and shall not impose any duty on Lessor to exercise any such power, and neither Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct.

          12.1.8 BLANKET POLICIES. Notwithstanding anything to the contrary contained herein, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee and its Affiliates; provided, however, that the coverage afforded to Lessor shall not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided, further that the requirements of this Section 12.1 are otherwise satisfied.

          12.1.9 NO SEPARATE INSURANCE. Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any other Person, take out separate insurance concurrent in form or contributing in the event of loss with the insurance required hereunder to be furnished by Lessee, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless (a) all parties having an insurable interest in the subject matter of the insurance, including Lessor, are included therein as additional insureds and (b) losses are payable under said insurance in the same manner as losses are required to be payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional insurance policy or policies.

          12.1.10 ASSIGNMENT OF UNEARNED PREMIUMS. Lessee hereby assigns to Lessor all rights of Lessee in and to any unearned premiums on any insurance policy required hereunder to be furnished by Lessee which may become payable or are refundable after the occurrence of an Event of Default hereunder, which amounts may be utilized by Lessor for any purposes allowed hereunder or credited against the Lease Obligations. In the event that this Lease is terminated for any reason (other than the purchase of the Leased Property by Lessee), the insurance policies required to be maintained hereunder, including all right, title and interest of Lessee thereunder, shall become the absolute property of Lessor.

     12.2 INDEMNITY.

          12.2.1 INDEMNIFICATION. Except with respect to the gross negligence or wilful misconduct of Lessor or any of the other Indemnified Parties, as to which no indemnity is provided, Lessee hereby agrees to defend with counsel acceptable to Lessor, indemnify and hold harmless Lessor and each of the other Indemnified Parties from and against all damages, losses, claims, liabilities, obligations, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees, court costs and other expenses of litigation) suffered by, or claimed or asserted against, Lessor or any of the other Indemnified Parties, directly or indirectly, based on, arising out of or resulting from (a) the use and occupancy of the Leased Property or any business conducted therein, (b) any act, fault, omission to act or misconduct by (i) any member of the Leasing Group, (ii) any Affiliate of Lessee or (iii) any employee, agent, licensee, business invitee, guest, customer, contractor or sublessee of any of the foregoing parties, relating to, directly or indirectly, the Leased Property, (c) any accident, injury or damage whatsoever caused to any Person, including, without limitation, any claim of malpractice, or to the property of any Person in or about the Leased Property or outside of the Leased Property where such accident, injury or damage results or is claimed to have resulted from any act, fault, omission to act or misconduct by any member of the Leasing Group or any Affiliate of Lessee or any employee, agent, licensee, contractor or sublessee of any of the foregoing parties, (d) any Lease Default, (e) any claim brought or threatened against any of the Indemnified Parties by any member of the Leasing Group or by any other Person on account of (i) Lessor's relationship with any member of the Leasing Group pertaining in any way to the Leased Property and/or the transaction evidenced by the Lease Documents and/or (ii) Lessor's negotiation of, entering into and/or performing any of its obligations and/or exercising any of its right and remedies under any of the Lease Documents, (f) any attempt by any member of the Leasing Group or any Affiliate of Lessee to transfer or relocate any of the Permits to any location other than the Leased Property and/or (g) the enforcement of this indemnity. Any amounts which become payable by Lessee under this Section
     12.2.1 shall be a demand obligation of Lessee to Lessor, payable as an Additional Charge. The indemnity provided for in this Section 12.2.1 shall survive any termination of this Lease.

          12.2.2 INDEMNIFIED PARTIES. As used in this Lease the term "Indemnified Parties" shall mean the Meditrust Entities, any Fee Mortgagee and their respective successors, assigns, employees, servants, agents, attorneys, officers, directors, shareholders, partners and owners.

          12.2.3 LIMITATION ON LESSOR LIABILITY. Neither Lessor nor any Affiliate of Lessor shall be liable to any member of the Leasing Group or any Affiliate of any member of the Leasing Group, or to any other Person whatsoever for any damage, injury, loss, compensation, or claim (including, but not limited to, any claim for the interruption of or loss to any business conducted on the Leased Property) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, the following: (a) repairs to the Leased Property, (b) interruption in use of the Leased Property; (c) any accident or damage resulting from the use or operation of the Leased Property or any business conducted thereon; (d) the termination of this Lease by reason of Casualty or Condemnation, (e) any fire, theft or other casualty or crime, (f) the actions, omissions or misconduct of any other Person, (g) damage to any property, or (h) any damage from the flow or leaking of water, rain or snow. All Tangible Personal Property and the personal property of any other Person on the Leased Property shall be at the sole risk of Lessee and Lessor shall not in any manner be held responsible therefor. Notwithstanding the foregoing, Lessor shall not be released from liability for any injury, loss, damage or liability suffered directly by Lessee to the extent caused directly by the gross negligence or willful misconduct of Lessor, its servants, employees or agents acting within the scope of their authority on or about the Leased Property or in regards to the Lease; provided, however, that in no event shall Lessor, its servants, employees or agents have any liability based on any loss with respect to or interruption in the operation of any business at the Leased Property or for any indirect or consequential damages.

          12.2.4 RISK OF LOSS. During the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of any damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, levies or executions of Liens (other than those created by Lessor in accordance with the provisions of Article 20) is assumed by Lessee and, in the absence of the gross negligence or willful misconduct as set forth in Section 12.2.3, Lessor shall in no event be answerable or accountable therefor (except for the obligation to account for insurance proceeds and Awards to the extent provided for in Articles 13 and 14) nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent (except for an abatement, if any, as specifically provided for in Section 3.8).


                                   ARTICLE 13

                                FIRE AND CASUALTY

     13.1 RESTORATION FOLLOWING FIRE OR OTHER CASUALTY.

          13.1.1 FOLLOWING FIRE OR CASUALTY. In the event of any damage or destruction to the Leased Property by reason of fire or other hazard or casualty (a "Casualty"), Lessee shall give immediate written notice thereof to Lessor and, subject to the terms of this Article 13, Lessee shall proceed with reasonable diligence, in full compliance with all applicable Legal Requirements, to perform such repairs, replacement and reconstruction work (referred to herein as the "Work") to restore the Leased Property to the condition it was in immediately prior to such damage or destruction and to a condition adequate to operate the Facility for the Primary Intended Use and in compliance with Legal Requirements. All Work shall be performed and completed in accordance with all Legal Requirements and the other requirements of this Lease within one hundred and eighty (180) days following the occurrence of the damage or destruction plus a reasonable time to compensate for Unavoidable Delays (including for the purposes of this Section, delays in obtaining Permits and in adjusting insurance losses), but in no event beyond three-hundred and sixty-five (365) days following the occurrence of the Casualty.

          13.1.2 PROCEDURES. In the event that any Casualty results in non-structural damage to the Leased Property in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000) or in any structural damage to the Leased Property, regardless of the extent of such structural damage, prior to commencing the Work, Lessee shall comply with the following requirements:

               (a) Lessee shall furnish to Lessor complete plans and specifications for the Work (collectively, the "Plans and Specifications"), for Lessor's approval, in each instance, which approval shall not be unreasonably withheld. The Plans and Specifications shall bear the signed approval thereof by an architect, licensed to do business in the State, reasonably satisfactory to Lessor and shall be accompanied by a written estimate from the architect, bearing the architect's seal, of the entire cost of completing the Work, and to the extent feasible, the Plans and Specifications shall provide for Work of such nature, quality and extent, that, upon the completion thereof, the Leased Property shall be at least equal in value and general utility to its value and general utility prior to the Casualty and shall be adequate to operate the Leased Property for the Primary Intended Use;

               (b) Lessee shall furnish to Lessor certified or photostatic copies of all Permits and Contracts required by all applicable Legal Requirements in connection with the commencement and conduct of the Work;

               (c) Lessee shall furnish to Lessor a cash deposit or a payment and performance bond sufficient to pay for completion of and payment for the Work in an amount not less than the architect's estimate of the entire cost of completing the Work, less the amount of property insurance proceeds, if any, then held by Lessor and which Lessor shall be required to apply toward restoration of the Leased Property as provided in Section 13.2;

               (d) Lessee shall furnish to Lessor such insurance with respect to the Work (in addition to the insurance required under Section 12.1 hereof) in such amounts and in such forms as is reasonably required by Lessee; and

               (e) Lessee shall not commence any of the Work until Lessee shall have complied with the requirements set forth in clauses (a) through
          (d) immediately above, as applicable, and, thereafter, Lessee shall perform the Work diligently, in a good and workmanlike fashion and in good faith in accordance with (i) the Plans and Specifications referred to in clause (a) immediately above, (ii) the Permits and Contracts referred to in clause (b) immediately above and (iii) all applicable Legal Requirements and other requirements of this Lease; provided, however, that in the event of a bona fide emergency during which Lessee is unable to contact the appropriate representatives of Lessor, Lessee may commence such Work as may be necessary in order to address such emergency without Lessor's prior approval, as long as Lessee immediately thereafter advises Lessor of such emergency and the nature and scope of the Work performed and obtains Lessor's approval of the remaining Work to be completed.

          13.1.3 DISBURSEMENT OF INSURANCE PROCEEDS. If, as provided in Section 13.2, Lessor is required to apply any property insurance proceeds toward repair or restoration of the Leased Property, then as long as the Work is being diligently performed by Lessee in accordance with the terms and conditions of this Lease, Lessor shall disburse such insurance proceeds from time to time during the course of the Work in accordance with and subject to satisfaction of the following provisions and conditions. Lessor shall not be required to make disbursements more often than at thirty (30) day intervals. Lessee shall submit a written request for each disbursement at least ten (10) Business Days in advance and shall comply with the following requirements in connection with each disbursement:

               (a) Prior to the commencement of any Work, Lessee shall have received Lessor's written approval of the Plans and Specifications (which approval shall not be unreasonably withheld) and the Work shall be supervised by an experienced construction manager with the consultation of an architect or engineer qualified and licensed to do business in the State.

               (b) Each request for payment shall be accompanied by (x) a certificate of the architect or engineer, bearing the architect's or engineer's seal, and (y) a certificate of the general contractor, qualified and licensed to do business in the State, that is performing the Work (collectively, the "Work Certificates"), each dated not more than ten (10) days prior to the application for withdrawal of funds, and each stating:

                    (i) that all of the Work performed as of the date of the
               certificates has been completed in compliance with the approved Plans and Specifications, applicable Contracts and all applicable Legal Requirements;

                    (ii) that the sum then requested to be withdrawn has been
               paid by Lessee or is justly due to contractors, subcontractors, materialmen, engineers, architects or other Persons, whose names and addresses shall be stated therein, who have rendered or furnished certain services or materials for the Work, and the certificate shall also include a brief description of such services and materials and the principal subdivisions or categories thereof and the respective amounts so paid or due to each of said Persons in respect thereof and stating the progress of the Work up to the date of said certificate;

                    (iii) that the sum then requested to be withdrawn, plus all sums previously withdrawn, does not exceed the cost of the Work insofar as actually accomplished up to the date of such certificate;

                    (iv) that the remainder of the funds held by Lessor will be sufficient to pay for the full completion of the Work in accordance with the Plans and Specifications;

                    (v) that no part of the cost of the services and materials described in the applicable Work Certificate has been or is being made the basis of the withdrawal of any funds in any previous or then pending application; and

                    (vi) that, except for the amounts, if any, specified in the applicable Work Certificate to be due for services and materials, there is no outstanding indebtedness known, after due inquiry, which is then due and payable for work, labor, services or materials in connection with the Work which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or other similar Lien upon the Leased Property.

               (c) Lessee shall deliver to Lessor satisfactory evidence that the Leased Property and all materials and all property described in the Work Certificates are free and clear of Liens, except (i) Liens, if any, securing indebtedness due to Persons (whose names and addresses and the several amounts due them shall be stated therein) specified in an applicable Work Certificate, which Liens shall be discharged upon disbursement of the funds then being requested, (ii) any Fee Mortgage and (iii) the Permitted Encumbrances.

          Lessor shall accept as satisfactory evidence of the foregoing lien waivers in customary form from the general contractor and all subcontractors performing the Work, together with an endorsement of its title insurance policy (relating to the Leased Property) in form acceptable to Lessor, dated as of the date of the making of the then current disbursement, confirming the foregoing.

               (d) If the Work involves alteration or restoration of the exterior of any Leased Improvement that changes the footprint of any Leased Improvement, Lessee shall deliver to Lessor, upon the request of Lessor, an "as-built" survey of the Leased Property dated as of a date within ten (10) days prior to the making of the first and final advances (or revised to a date within ten (10) days prior to each such advance) showing no encroachments other than such encroachments, if any, by the Leased Improvements upon or over the Permitted Encumbrances as are in existence as of the date hereof.

               (e) Lessee shall deliver to Lessor (i) an opinion of counsel (satisfactory to Lessor both as to counsel and as to the form of opinion) prior to the first advance opining that all necessary Permits for the repair, replacement and/or restoration of the Leased Property have been obtained and that the Leased Property, if repaired, replaced or rebuilt in accordance, in all material respects, with the approved Plans and Specifications and such Permits, shall comply with all applicable Legal Requirements and (ii) an architect's certificate (satisfactory to Lessor both as to the architect and as to the form of the certificate) prior to the final advance, certifying that the Leased Property was repaired, replaced or rebuilt in accordance, in all material respects, with the approved Plans and Specifications and complies with all applicable Legal Requirements, including, without limitation, all Permits referenced in the foregoing clause (i).

               (f) There shall be no Lease Default or any state of facts or circumstance existing which, with the giving of notice and/or the passage of time, would constitute any Lease Default.

     Lessor, at its option, may waive any of the foregoing requirements in whole or in part in any instance. Upon compliance by Lessee with the foregoing requirements (except for such requirements, if any, as Lessor may have expressly elected to waive), and to the extent of (x) the insurance proceeds, if any, which Lessor may be required to apply to restoration of the Leased Property pursuant to the provisions of this Lease and (y) all other cash deposits made by Lessee, Lessor shall make available for payment to the Persons named in the Work Certificate the respective amounts stated in said certificate(s) to be due, subject to a retention of ten percent (10%) as to all hard costs of the Work (the "Retainage"). It is understood that the Retainage is intended to provide a contingency fund to assure Lessor that the Work shall be fully completed in accordance with the Plans and Specifications and the requirements of Lessor. Upon the full and final completion of all of the Work in accordance with the provisions hereof, the

     Retainage shall be made available for payment to those Persons entitled thereto.

     Upon completion of the Work, and as a condition precedent to making any further advance, in addition to the requirements set forth above, Lessee shall promptly deliver to Lessor:

          (i) written certificates of the architect or engineer, bearing the architect's or engineer's seal, and the general contractor, certifying that the Work has been fully completed in a good and workmanlike manner in material compliance with the Plans and Specifications and all Legal Requirements;

          (ii) an endorsement of its title insurance policy (relating to the Leased Property) in form reasonably acceptable to Lessor insuring the Leased Property against all mechanic's and materialman's liens accompanied by the final lien waivers from the general contractor and all subcontractors;

          (iii) a certificate by Lessee in form and substance reasonably satisfactory to Lessor, listing all costs and expenses in connection with the completion of the Work and the amount paid by Lessee with respect to the Work; and

          (iv) a temporary certificate of occupancy (if obtainable) and all other applicable Permits and Contracts (that have not previously been delivered to Lessor) issued by or entered into with any Governmental Authority with respect to the Leased Property and the Primary Intended Use and by the appropriate Board of Fire Underwriters or other similar bodies acting in and for the locality in which the Leased Property is situated; provided, that within thirty (30) days after completion of the Work, Lessee shall obtain and deliver to Lessor a permanent certificate of occupancy for the Leased Property.

          Upon completion of the Work and delivery of the documents required pursuant to the provisions of this Section 13.1, Lessor shall pay the Retainage to Lessee or to those Persons entitled thereto and if there shall be insurance proceeds or cash deposits, other than the Retainage, held by Lessor in excess of the amounts disbursed pursuant to the foregoing provisions, then provided that no Lease Default has occurred and is continuing, nor any state of facts or circumstances which, with the giving of notice and/or the passage of time would constitute a Lease Default, Lessor shall pay over such proceeds or cash deposits to Lessee.

          No inspections or any approvals of the Work during or after construction shall constitute a warranty or representation by Lessor, or any of its agents or Consultants, as to the technical sufficiency, adequacy or safety of any structure or any of its component parts, including, without limitation, any fixtures, equipment or furnishings, or as to the subsoil conditions or any other physical condition or feature pertaining to the Leased Property. All acts described in this paragraph, including any failure to act, relating to Lessor are performed solely for the benefit of Lessor to assure the payment and performance of the Lease Obligations and are not for the benefit of Lessee or the benefit of any other Person.

     13.2 DISPOSITION OF INSURANCE PROCEEDS.

          13.2.1 PROCEEDS TO BE RELEASED TO PAY FOR WORK. In the event of any Casualty, except as provided for in Section 13.2.2, Lessor shall release proceeds of property insurance held by it to pay for the Work in accordance with the provisions and procedures set forth in this Article 13, only if:

               (a) all of the terms, conditions and provisions of Sections 13.1 and 13.2.1 are satisfied;

               (b) there does not then exist any Lease Default or any state of facts or circumstance which, with the giving of notice and/or the passage of time, would constitute such a Lease Default;

               (c) Lessee demonstrates to Lessor's satisfaction that Lessee has the financial ability to satisfy the Lease Obligations during such repair or restoration; and

               (d) no Sublease (excluding Residence Agreements) material to the operation of the Facility immediately prior to such damage or taking shall have been cancelled or terminated, nor contain any still exercisable right to cancel or terminate, due to such Casualty if and to the extent that the income from such Sublease is necessary in order to avoid the violation of any of the financial covenants set forth in this Lease or otherwise to avoid the creation of an Event of Default.

          13.2.2 PROCEEDS NOT TO BE RELEASED. If, as the result of any Casualty, the Leased Property is damaged to the extent it is rendered Unsuitable For Its Primary Intended Use and if either: (a) Lessee, after exercise of diligent efforts, cannot within a reasonable time (not in excess of ninety
     (90) days) obtain all necessary Permits in order to be able to perform all required Work and to again operate the Facility for its Primary Intended Use within three hundred and sixty-five (365) days from the occurrence of the damage or destruction in substantially the manner as immediately prior to such damage or destruction or (b) such Casualty occurs during the last twenty-four (24) months of the Term and would reasonably require more than nine (9) months to obtain all Permits and complete the Work, then Lessee may either (i) acquire the Leased Property from Lessor for a purchase price equal to the greater of (x) the Meditrust Investment or (y) the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market Value and the Fair Market Added Value to be determined as of the day immediately prior to such Casualty and prior to any other Casualty which has not been fully repaired, restored or replaced, in which event, Lessee shall be entitled upon payment of the full purchase price to receive all property insurance proceeds (less any costs and expenses incurred by Lessor in collecting the same), or (ii) terminate this Lease, in which event (subject to the provisions of the last sentence of this Section 13.2.2) Lessor shall be entitled to receive and retain the insurance proceeds; provided, however, that Lessee shall only have such right of termination effective upon payment to Lessor of all Rent and other sums due under this Lease and the other Lease Documents through the date of termination plus an amount, which when added to the sum of (1) the Fair Market Value of the Leased Property as affected by all unrepaired or unrestored damage due to any Casualty (and giving due regard for delays, costs and expenses incident to completing all repair or restoration required to fully repair or restore the same) plus (2) the amount of insurance proceeds actually received by Lessor (net of costs and expenses incurred by Lessor in collecting the same) equals (3) the greater of the Meditrust Investment or the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market Value and the Fair Market Added Value to be determined as of the day immediately prior to such Casualty and prior to any other Casualty which has not been fully repaired. Any acquisition of the Leased Property pursuant to the terms of this
     Section 13.2.2 shall be consummated in accordance with the provisions of
     Article 18, mutatis, mutandis. If such termination becomes effective, Lessor shall assign to Lessee any outstanding insurance claims.

          13.2.3 LESSEE RESPONSIBLE FOR SHORT-FALL. If the cost of the Work exceeds the amount of proceeds received by Lessor from the property insurance required under Article 12 (net of costs and expenses incurred by Lessor in collecting the same), Lessee shall be obligated to contribute any excess amount needed to repair or restore the Leased Property and pay for the Work. Such amount shall be paid by Lessee to Lessor together with any other property insurance proceeds for application to the cost of the Work.

          13.3 TANGIBLE PERSONAL PROPERTY. All insurance proceeds payable by reason of any loss of or damage to any of the Tangible Personal Property shall be paid to Lessor as secured party, subject to the rights of the holders of any Permitted Prior Security Interests, and, thereafter, provided that no Lease Default, nor any fact or circumstance which with the giving of notice and/or the passage of time could constitute a Lease Default, has occurred and is continuing, Lessor shall pay such insurance proceeds to Lessee to reimburse Lessee for the cost of repairing or replacing the damaged Tangible Personal Property, subject to the terms and conditions set forth in the other provisions of this Article 13, mutatis mutandis.

          13.4 RESTORATION OF CERTAIN IMPROVEMENTS AND THE TANGIBLE PERSONAL PROPERTY. If Lessee is required or elects to restore the Facility, Lessee shall either (a) restore (i) all alterations and improvements to the Leased Property made by Lessee and (ii) the Tangible Personal Property or (b) replace such alterations and improvements and the Tangible Personal Property with improvements or items of the same or better quality and utility in the operation of the Leased Property.

     13.5 NO ABATEMENT OF RENT. In no event shall any Rent abate as a result of any Casualty.

     13.6 TERMINATION OF CERTAIN RIGHTS. Any termination of this Lease pursuant to this Article 13 shall cause any right of Lessee to extend the Term of this Lease, granted to Lessee herein and any right of Lessee to purchase the Leased Property contained in this Lease to be terminated and to be without further force or effect.

     13.7 WAIVER. Lessee hereby waives any statutory rights of termination which may arise by reason of any damage or destruction to the Leased Property due to any Casualty which Lessee is obligated to restore or may restore under any of the provisions of this Lease.

     13.8 APPLICATION OF RENT LOSS AND/OR BUSINESS INTERRUPTION INSURANCE. All proceeds of rent loss and/or business interruption insurance (collectively, "Rent Insurance Proceeds") shall be paid to Lessor and dealt with as follows:

          (a) if the Work has been promptly and diligently commenced by Lessee and is in the process of being completed in accordance with this Lease and no fact or condition exists which constitutes, or which with the giving of notice and/or the passage of time would constitute, a Lease Default, Lessor shall each month pay to Lessee out of the Rent Insurance Proceeds a sum equal to that amount, if any, of the Rent Insurance Proceeds paid by the insurer which is allocable to the rental loss and/or business interruption for the preceding month minus an amount equal to the sum of the Rent due hereunder for such month plus any Impositions relating to the Leased Property then due and payable;

          (b) if the Work has not been promptly and diligently commenced by Lessee or is not in the process of being completed in accordance with this Lease, the Rent Insurance Proceeds shall be applied to any Rent then due, and, to the extent sufficient therefor, an amount equal to Base Rent, Impositions and insurance premiums payable for the next twelve (12) months, as reasonably projected by Lessor, shall be held by Lessor as security for the Lease Obligations and applied to the payment of Rent as it becomes due; and

          (c) if such Rent Insurance Proceeds received by Lessor (net of costs and expenses incurred by Lessor in collecting the same) exceed the amounts required under clauses (a) and (b) above, the excess shall be paid to Lessee, provided no fact or circumstance exists which constitutes, or with notice, or passage of time, or both, would constitute, a Lease Default.

Notwithstanding the foregoing, Lessor may at its option use or release the Rent Insurance Proceeds to pay for the Work and, if a Lease Default exists, Lessor may apply all such insurance proceeds towards the Lease Obligations or hold such proceeds as security therefor.

     13.9 OBLIGATION TO ACCOUNT. Upon Lessee's written request, which may not be made not more than once in any three (3) month period, Lessor shall provide Lessee with a written accounting of the application of all insurance proceeds received by Lessor.


                                   ARTICLE 14

                                  CONDEMNATION

     14.1 PARTIES' RIGHTS AND OBLIGATIONS. If during the Term there is any Taking of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of the parties shall be determined by this Article 14.

     14.2 TOTAL TAKING. If there is a permanent Taking of all or substantially all of the Leased Property, this Lease shall terminate on the Date of Taking.

     14.3 PARTIAL OR TEMPORARY TAKING. If there is a Permanent Taking of a portion of the Leased Property, or if there is a temporary Taking of all or a portion of the Leased Property, this Lease shall remain in effect so long as the Leased Property is not thereby rendered permanently Unsuitable For Its Primary Intended Use or, from and after the Conversion Date, temporarily Unsuitable For Its Primary Intended Use for a period not likely to, or which does not, exceed three hundred and sixty-five (365) days. If, however, the Leased Property is thereby so rendered permanently or temporarily Unsuitable For Its Primary Intended Use: (a) Lessee shall have the right to restore the Leased Property, at its own expense, (subject to the right under certain circumstances as provided for in Section 14.5 to receive the net proceeds of an Award for reimbursement) to the extent possible, to substantially the same condition as existed immediately before the partial or temporary Taking or (b) Lessee shall have the right to acquire the Leased Property from Lessor (i) upon payment of all Rent due through the date that the purchase price is paid, for a purchase price equal to the greater of (x) the Meditrust Investment or (y) the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market Value of the Leased Property and the Fair Market Added Value to be determined as of the day immediately prior to such partial or temporary Taking and (ii) in accordance with the terms and conditions set forth in Article 18; in which event, this Lease shall terminate upon payment of such purchase price and the consummation of such acquisition. Notwithstanding the foregoing, Lessor may overrule Lessee's election under clause (a) or (b) and instead either (1) terminate this Lease as of the date when Lessee is required to surrender possession of the portion of the Leased Property so taken or (2) compel Lessee to keep the Lease in full force and effect and to restore the Leased Property as provided in clause (a) above, but only if the Leased Property may be operated for at least eighty percent (80%) of the licensed bed capacity of the Facility if operated in accordance with its Primary Intended Use. Lessee shall exercise its election under this Section 14.3 by giving Lessor notice thereof ("Lessee's Election Notice") within sixty (60) days after Lessee receives notice of the Taking. Lessor shall exercise its option to overrule Lessee's election under this Section 14.3 by giving Lessee notice of Lessor's exercise of its rights under Section 14.3 within thirty (30) days after Lessor receives Lessee's Election

Notice. If, as the result of any such partial or temporary Taking, this Lease is not terminated as provided above, Lessee shall be entitled to an abatement of Rent, but only to the extent, if any, provided for in Section 3.7, effective as of the date upon which the Leased Property is rendered Unsuitable For Its Primary Intended Use.

     14.4 RESTORATION. If there is a partial or temporary Taking of the Leased Property and this Lease remains in full force and effect pursuant to Section 14.3, Lessee shall accomplish all necessary restoration and Lessor shall release the net proceeds of such Award to reimburse Lessee for the actual reasonable costs and expenses thereof, subject to all of the conditions and provisions set forth in Article 13 as though the Taking was a Casualty and the Award was insurance proceeds. If the cost of the restoration exceeds the amount of the Award (net of costs and expenses incurred in obtaining the Award), Lessee shall be obligated to contribute any excess amount needed to restore the Facility or pay for such costs and expenses. To the extent that the cost of restoration is less than the amount of the Award (net of cost and expenses incurred in obtaining the Award), the remainder of the Award shall be retained by Lessor and Rent shall be abated as set forth in Section 3.7.

     14.5 AWARD DISTRIBUTION. In the event Lessee completes the purchase of the Leased Property, as described in Section 14.3, the entire Award shall, upon payment of the purchase price and all Rent and other sums due under this Lease and the other Lease Documents, belong to Lessee and Lessor agrees to assign to Lessee all of Lessor's rights thereto. In any other event, the entire Award shall belong to and be paid to Lessor.

     14.6 CONTROL OF PROCEEDINGS. Subject to the rights of any Fee Mortgagee, unless and until Lessee completes the purchase of the Leased Property as provided in Section 14.3, all proceedings involving any Taking and the prosecution of claims arising out of any Taking against the Condemnor shall be conducted, prosecuted and settled by Lessor; provided, however, that Lessor shall keep Lessee apprised of the progress of all such proceedings and shall solicit Lessee's advice with respect thereto and shall give due consideration to any such advice. In addition, Lessee shall reimburse Lessor (as an Additional Charge) for all costs and expenses, including reasonable attorneys' fees, appraisal fees, fees of expert witnesses and costs of litigation or dispute resolution, in relation to any Taking, whether or not this Lease is terminated; provided, however, if this Lease is terminated as a result of a Taking, Lessee's obligation to so reimburse Lessor shall be diminished by the amount of the Award, if any, received by Lessor which is in excess of the Meditrust Investment.


                                   ARTICLE 15

                               PERMITTED CONTESTS

     15.1 LESSEE'S RIGHT TO CONTEST. To the extent of the express references made to this Article 15 in other Sections of this Lease, Lessee, any Sublessee or any Manager on their own or on Lessor's behalf (or in Lessor's name), but at their sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence (until the resolution thereof), the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, the decision of any Governmental Authority related to the operation of the Leased Property for its Primary Intended Use or any Lien or claim relating to the Leased Property not otherwise permitted by this Agreement; provided, that (a) prior written notice of such contest is given to Lessor, (b) in the case of an unpaid Imposition, Lien or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and/or compliance by any applicable member of the Leasing Group with the contested Legal Requirement or other matter may be legally delayed pending the prosecution of any such proceeding without the occurrence or creation of any Lien, charge or liability of any kind against the Leased Property, (c) neither the Leased Property nor any rent therefrom would be in any immediate danger of being sold, forfeited, attached or lost as a result of such proceeding, (d) in the case of a Legal Requirement, neither Lessor nor any member of the Leasing Group would be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (e) in the event that any such contest shall involve a sum of money or potential loss in excess of TEN THOUSAND DOLLARS ($10,000), Lessee shall deliver to Lessor an Officer's Certificate and opinion of counsel, if Lessor deems the delivery of an opinion to be appropriate, certifying or opining, as the case may be, as to the validity of the statements set forth to the effect set forth in clauses (b), (c) and (d), to the extent applicable, (f) Lessee shall give such cash security (or letter of credit) as may be demanded in good faith by Lessor to insure ultimate payment of any fine, penalty, interest or cost and to prevent any sale or forfeiture of the affected portion of the Leased Property by reason of such non-payment or non-compliance, (g) if such contest is finally resolved against Lessor or any member of the Leasing Group, Lessee shall promptly pay, as Additional Charges due hereunder, the amount required to be paid, together with all interest and penalties accrued thereon and/or comply (and cause any Sublessee and any Manager to comply) with the applicable Legal Requirement, and (h) no state of facts or circumstance exists which constitutes, or with the passage of time and/or the giving of notice, could constitute a Lease Default; provided, however, the provisions of this Article 15 shall not be construed to permit Lessee to contest the payment of Rent or any other sums payable by Lessee to Lessor under any of the Lease Documents.

     15.2 LESSOR'S COOPERATION. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, so long as the same does not expose Lessor to any civil or criminal liability, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein.

     15.3 LESSEE'S INDEMNITY. Lessee, as more particularly provided for in
Section 12.2, shall indemnify, defend (with counsel acceptable to Lessor) and save Lessor harmless against any liability, cost or expense of any kind, including, without limitation, attorneys' fees and expenses that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom and in the enforcement of this indemnification.


                                   ARTICLE 16

                                     DEFAULT

     16.1 EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder and shall entitle Lessor to exercise its remedies hereunder and under any of the other Lease Documents:

          (a) any failure of Lessee to pay any amount due hereunder or under any of the other Lease Documents within ten (10) days following the date when such payment was due;

          (b) any failure in the observance or performance of any other covenant, term, condition or warranty provided in this Lease or any of the other Lease Documents, other than the payment of any monetary obligation and other than as specified in subsections (c) through (x) below (a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by Lessor to Lessee specifying the nature of the Failure to Perform; except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (i) Lessee commences the cure thereof within thirty (30) days after the giving of such notice by Lessor to Lessee, (ii) Lessee continuously prosecutes such cure to completion,
     (iii) such cure is completed within ninety (90) days after the giving of such notice by Lessor to Lessee and (iv) such Failure to Perform does not impair the value of, or Lessor's rights with respect to, the Leased Property or otherwise impair the Collateral or Lessor's security interest therein;

          (c) the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, under any of the other Lease Documents;

          (d) if any representation, warranty or statement contained herein or in any of the other Lease Documents proves to be untrue in any material respect as of the date when made or at any time during the Term if such representation or warranty, other than the representations and warranties contained in Section 10.1.16, is a continuing representation or warranty pursuant to Section 10.2;

          (e) if any representation or warranty contained in Section 10.1.16 proves to be untrue in any material respect at any time during the Term and remains untrue for thirty (30) days after the date such representation or warranty proved to be untrue; except as to matters not susceptible to cure within such thirty (30) day period, provided that with respect to such matters, (i) Lessee commences the cure thereof within such thirty (30) day period, (ii) Lessee continuously prosecutes such cure to completion, (iii) such cure is completed within ninety (90) days after the date such representation or warranty proved to be untrue and (iv) the failure of such representation or warranty to remain true does not impair the value of, or Lessor's rights with respect to, the Leased Property or otherwise impair the Collateral or Lessor's security interest therein;

          (f) if any member of the Leasing Group shall (i) voluntarily be adjudicated a bankrupt or insolvent, (ii) seek or consent to the appointment of a receiver or trustee for itself or for the Leased Property,
     (iii) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (iv) make a general assignment for the benefit of creditors, (v) make or offer a composition of its debts with its creditors or (vi) be unable to pay its debts as such debts mature;

          (g) if any court shall enter an order, judgment or decree appointing, without the consent of any member of the Leasing Group, a receiver or trustee for such member or for any of its property and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty (60) days after it is entered;

          (h) if a petition is filed against any member of the Leasing Group which seeks relief under the bankruptcy or other similar laws of the United States, any state or any other jurisdiction, and such petition is not dismissed within sixty (60) days after it is filed;

          (i) in the event that, without the prior written consent of Lessor, in each instance, which consent may be withheld by Lessor in its sole and absolute discretion:

          i. except as expressly permitted under Sections 19.4 and 19.5 hereof, there shall be a change in the Person or Persons presently in control of any member of the Leasing Group (whether by operation of law or otherwise);

          ii. all or any portion of the interest of any partner or member of any member of the Leasing Group shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a partnership, joint venture, syndicate or other group;

          iii. except as expressly permitted under Sections 19.4 and 19.5 hereof, the shares of the issued and outstanding capital stock of any member of the Leasing Group shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a corporation; or

          iv. all or any portion of the beneficial interest in any member of the Leasing Group shall be, directly or indirectly, sold or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a trust;

          (j) the death, incapacity, liquidation, dissolution or termination of existence of any member of the Leasing Group or, except as expressly permitted under Section 19.5, the merger or consolidation of any member of the Leasing Group with any other Person;

          (k) except as otherwise permitted pursuant to Section 11.5.2 and/or
     Section 19.2 and/or Section 19.4 hereof, if, without the prior written consent of Lessor, in each instance, which consent may be withheld by Lessor in its sole and absolute discretion, Lessee's or any Sublessee's interest in the Leased Property shall be, directly or indirectly, mortgaged, encumbered (by any voluntary or involuntary Lien other than the Permitted Encumbrances), subleased, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise);

          (l) the occurrence of a default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, in connection with the payment or performance of any other material obligation of Lessee or any Sublessee, whether or not the applicable creditor or obligee elects to declare the obligations of Lessee or the applicable Sublessee under the applicable agreement due and payable or to exercise any other right or remedy available to such creditor or obligee, if such creditor's or obligee's rights and remedies may involve or result in (i) the taking of possession of the Leased Property or (ii) the assertion of any other right or remedy that, in Lessor's reasonable opinion, may impair Lessee's ability punctually to perform all of its obligations under this Lease and the other Lease Documents, may impair such Sublessee's ability punctually to perform all of its obligations under its Sublease or may materially impair Lessor's security for the Lease Obligations; provided, however, that in any event, the election by the applicable creditor or obligee to declare the obligations of Lessee under the applicable agreement due and payable or to exercise any other right or remedy available to such creditor or obligee shall be an Event of Default hereunder only if such obligations, individually or in the aggregate, are in excess of FIVE HUNDRED THOUSAND DOLLARS ($500,000);

          (m) the occurrence of a Related Party Default or a Third Party
     Default;

          (n) without limiting the provisions of 16.1(m), the occurrence of a Lease Default under any of the Related Leases, notwithstanding the consummation of the Stock Transfer as defined herein or as defined under any of the Related Leases;

          (o) the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, under any credit agreement, loan agreement or other agreement establishing a major line of credit (or any documents executed in connection with such lines of credit) on behalf of any member of the Leasing Group whether or not the applicable creditor has elected to declare the indebtedness due and payable under such line of credit or to exercise any other right or remedy available to it. For the purposes of this provision, a major line of credit shall mean and include any line of credit established in an amount equal to or greater than ONE MILLION DOLLARS ($1,000,000);

          (p) except as a result of Casualty or a partial or complete Condemnation, if Lessee or any Sublessee ceases operation of the Facility, from and after the Conversion Date, for a period in excess of thirty (30) days;

          (q) if one or more judgments against Lessee or any Sublessee or attachments against Lessee's interest or any Sublessee's interest in the Leased Property, which in the aggregate exceed ONE HUNDRED THOUSAND DOLLARS ($100,000) or which may materially and adversely interfere with the operation of the Facility, remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days;

          (r) if, from and after the Conversion Date, any malpractice award or judgment exceeding any applicable professional liability insurance coverage by more than FIVE HUNDRED THOUSAND DOLLARS ($500,000) shall be rendered against any member of the Leasing Group and either (i) enforcement proceedings shall have been commenced by any creditor upon such award or judgment or (ii) such award or judgment shall continue unsatisfied and in effect for a period of ten (10) consecutive days without an insurance company satisfactory to Lessor (in its sole and absolute discretion) having agreed to fund such award or judgment in a manner satisfactory to Lessor (in its sole and absolute discretion) and in either case such award or judgment shall, in the reasonable opinion of Lessor, have a material adverse affect on the ability of any member of the Leasing Group to operate the Facility;

          (s) if, from and after the Conversion Date, any Provider Agreement material to the operation or financial condition of any member of the Leasing Group shall be terminated prior to the expiration of the term thereof or, without the prior written consent of Lessor, in each instance, which consent may be withheld in Lessor's reasonable discretion, shall not be renewed or extended upon the expiration of the stated term thereof;

          (t) if, after Lessee or any Sublessee has obtained approval for participation in the Medicare and/or Medicaid programs with regard to the operation of the Facility, a final unappealable determination is made by the applicable Governmental Authority that Lessee or any Sublessee shall have failed to comply with applicable Medicare and/or Medicaid regulations in the operation of the Facility, as a result of which failure Lessee or such Sublessee is declared ineligible to continue its participation in the Medicare and/or Medicaid programs;

          (u) if any member of the Leasing Group receives notice of a final unappealable determination by applicable Governmental Authorities of the revocation of any Permit required for the lawful construction or operation of the Facility in accordance with the Primary Intended Use or the loss of any Permit under any other circumstances under which any member of the Leasing Group is required to cease (i) the construction of the Project in excess of ten (10) days or (ii) after the Conversion Date, the operation of the Facility in accordance with the Primary Intended Use; and

          (v) any failure to maintain the insurance required pursuant to Section 12 of this Lease in force and effect at all times until the Lease Obligations are fully paid and performed;

          (w) the appointment of a temporary manager (or operator) for the Leased Property by any Governmental Authority;

          (x) the entry of an order by a court with jurisdiction over the Leased Property to close the Facility, to transfer one or more patients (or residents) from the Facility as a result of a finding or determination of abuse or neglect or to take any action to eliminate an emergency situation then existing at the Facility; or

          (y) any failure to deliver the Cash Collateral to Lessor when required under Section 1 of the Deposit Pledge Agreement.

     16.2 REMEDIES.

     (a) If any Lease Default shall have occurred, Lessor may at its option terminate this Lease by giving Lessee not less than ten (10) days' notice of such termination, or exercise any one or more of its rights and remedies under this Lease or any of the other Lease Documents, or as available at law or in equity and upon the expiration of the time fixed in such notice, the Term shall terminate (but only if Lessor shall have specifically elected by a written notice to so terminate the Lease) and all rights of Lessee under this Lease shall cease. Notwithstanding the foregoing, in the event of Lessee's failure to pay Rent, if such Rent remains unpaid beyond ten (10) days from the due date thereof, Lessor shall not be obligated to give ten (10) days notice of such termination or exercise of any of its other rights and remedies under this Lease, or the other Lease Documents, or otherwise available at law or in equity, and Lessor shall be at liberty to pursue any one or more of such rights or remedies without further notice. No taking of possession of the Leased Property by or on behalf of Lessor, and no other act done by or on behalf of Lessor, shall constitute an acceptance of surrender of the Leased Property by Lessee or reduce Lessee's obligations under this Lease or the other Lease Documents, unless otherwise expressly agreed to in a written document signed by an authorized officer or agent of Lessor.

     (b) To the extent permitted under applicable law, Lessee shall pay as Additional Charges all costs and expenses (including, without limitation, attorneys' fee and expenses) reasonably incurred by or on behalf of Lessor as a result of any Lease Default.

     (c) If any Lease Default shall have occurred, whether or not this Lease has been terminated pursuant to Paragraph (a) of this Section, Lessee shall, to the extent permitted under applicable law, if required by Lessor so to do, upon not less than ten (10) days' prior notice from Lessor, immediately surrender to Lessor the Leased Property pursuant to the provisions of Paragraph (a) of this Section and quit the same, and Lessor may enter upon and repossess the Leased Property by reasonable force, summary unlawful detainer proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any and all of the Tangible Personal Property from the Leased Property, subject to the rights of any residents or patients of the Facility and any Sublessees who are not Affiliates of any member of the

Leasing Group and to any requirements of applicable law, or Lessor may claim ownership of the Tangible Personal Property as set forth in Section 5.2.3 hereof or Lessor may exercise its rights as secured party under the Security Agreement. Lessor shall use reasonable, good faith efforts to relet the Leased Property or otherwise mitigate damages suffered by Lessor as a result of Lessee's breach of this Lease.

     (d) In addition to all of the rights and remedies of Lessor set forth in this Lease and the other Lease Documents, if Lessee shall fail to pay any rental or other charge due hereunder (whether denominated as Base Rent, Additional Charges or otherwise) within ten (10) days after same shall have become due and payable, then and in such event Lessee shall also pay to Lessor (i) a late payment service charge (in order to partially defray Lessor's administrative and other overhead expenses) equal to two hundred-fifty ($250) dollars and (ii) to the extent permitted by applicable law, interest on such unpaid sum at the Overdue Rate; it being understood, however, that nothing herein shall be deemed to extend the due date for payment of any sums required to be paid by Lessee hereunder or to relieve Lessee of its obligation to pay such sums at the time or times required by this Lease.

     (e) LESSOR SHALL HAVE THE FOLLOWING RIGHTS TO CONFESS JUDGMENT AGAINST LESSEE AND ALL PERSONS CLAIMING THROUGH LESSEE, FOR POSSESSION OF THE LEASED PROPERTY AND/OR FOR MONIES OWED TO LESSOR:

     (i) IF ANY LEASE DEFAULT SHALL HAVE OCCURRED, LESSEE HEREBY EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR LESSEE IN ANY AND ALL SUITS, ACTIONS OR ACTIONS IN ASSUMPSIT WHICH MAY BE BROUGHT FOR RENT OR ANY CHARGES HEREBY RESERVED AS RENT, OR DAMAGES BY REASON THEREOF, OR ANY ADDITIONAL CHARGES, INCLUDING, WITHOUT LIMITATION, ANY LATE FEES OR INTEREST ACCRUED OR ACCRUING THEREON (COLLECTIVELY, THE "AMOUNTS DUE"), OR ANY PORTION THEREOF. IN SUCH SUITS OR ACTIONS, LESSEE EMPOWERS SUCH PROTHONOTARY, CLERK OF COURT OR ATTORNEY TO CONFESS JUDGMENT AGAINST LESSEE FOR ALL OR ANY PART OF THE RENT SPECIFIED IN THIS LEASE AND THEN UNPAID AND ALL OTHER AMOUNTS DUE UNDER THIS LEASE. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY RENT OR ANY OTHER AMOUNT DUE SHALL FALL DUE OR BE IN ARREARS, INCLUDING WITHOUT LIMITATION, FOR THE SAME AMOUNTS DUE AS PREVIOUSLY CONFESSED IF AND TO THE EXTENT THAT A PREVIOUS CONFESSION OF JUDGMENT SHALL BE STRICKEN OR OTHERWISE INVALIDATED WITHOUT A FINAL DECISION ON THE MERITS OF THE CLAIM. SUCH POWERS MAY BE EXERCISED AS

           WELL AFTER THE EXPIRATION OF THE INITIAL TERM, DURING ANY EXTENSION TERM, AND/OR AFTER THE TERMINATION OF THIS LEASE.

     (ii) WHEN THIS LEASE SHALL BE TERMINATED BY REASON OF A LEASE DEFAULT OR ANY OTHER REASON WHATSOEVER, EITHER DURING THE INITIAL TERM OR ANY EXTENSION TERM, AND ALSO WHEN THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY TO APPEAR FOR LESSEE IN ANY AND ALL SUITS OR ACTIONS WHICH MAY BE BROUGHT FOR POSSESSION AND/OR EJECTMENT; AND AS ATTORNEY FOR LESSEE TO CONFESS JUDGMENT IN EJECTMENT AGAINST LESSEE AND ALL PERSONS CLAIMING UNDER LESSEE FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE LEASED PROPERTY, FOR WHICH THIS LEASE SHALL BE LESSOR'S SUFFICIENT WARRANT. UPON SUCH CONFESSION OF JUDGMENT FOR POSSESSION, IF LESSOR SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER. IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE LEASED PROPERTY SHALL REMAIN IN OR BE RESTORED TO LESSEE, THEN LESSOR SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT OR CONTINUING LEASE DEFAULT, OR AFTER EXPIRATION OF THIS LEASE, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE LEASED PROPERTY.

     (iii) In any action of ejectment and/or for Rent in arrears or other Amount Due, Lessor shall cause to be filed in such action an affidavit made by Lessor or someone acting for Lessor setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence. If a true copy of this Lease shall be filed in such action (and the truth of the copy as asserted in the affidavit of Lessor shall be sufficient evidence of same), it shall not be necessary to file the original Lease as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

     (iv) Lessee expressly agrees, to the extent not prohibited by law, that any judgment, order or decree entered against it by or in any court or magistrate by virtue of the powers of attorney contained in this Lease shall be final, and that Lessee will not take an appeal, certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike off or open or to stay execution of the same, and releases to Lessor and to any and all attorneys who may appear for Lessee all errors in such proceedings and all liability therefor.

     (v) The right to enter judgment against Lessee and to enforce all of the other provisions of this Lease herein provided for, at the option of any assignee of this Lease, may be exercised by any assignee of Lessor's right, title and interest in this Lease in Lessee's own name, notwithstanding the fact that any or all assignments of such right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28,1715,1 Sm. L. 94, and all supplements and amendments thereto that have been or may hereafter be passed. Lessee hereby expressly waives the requirements of such Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

     (vi) LESSEE ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE NEGOTIATION OF THIS LEASE, THAT IT HAS READ AND DISCUSSED WITH SUCH COUNSEL THE PROVISIONS HEREIN RELATING TO CONFESSION OF JUDGMENT, AND THAT IT UNDERSTANDS THE NATURE AND CONSEQUENCES OF SUCH PROVISIONS.

     16.3 DAMAGES. None of (a) the termination of this Lease pursuant to Section 16.2, (b) the eviction of Lessee or the repossession of the Leased Property, (c) the failure or inability of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property, (d) the reletting of the Leased Property or (e) the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In any such event, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination, repossession or eviction. Thereafter, Lessee shall forthwith pay to Lessor, at Lessor's option, either:

     (i) the sum of: (x) all Rent that is due and unpaid at the later to occur of termination, repossession or eviction, together with interest thereon at the Overdue Rate to the date of payment, plus (y) the worth (calculated in the manner stated below) of the amount by which the unpaid Rent for the balance of the Term after the later to occur of the termination, repossession or eviction exceeds the fair market rental value of the Leased Property for the balance of the Term, plus
           (z) any other amount necessary to compensate Lessor for all damage proximately caused by Lessee's failure to perform the Lease Obligations or which in the ordinary course would be likely to result therefrom; or

     (ii) each payment of Rent as the same would have become due and payable if Lessee's right of possession or other rights under this Lease had not been terminated, or if Lessee had not been evicted, or if the Leased Property had not been repossessed; which Rent, to the extent permitted by law, shall bear interest at the Overdue Rate from the date when due until the date paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease. There shall be credited against Lessee's obligation under this Clause (ii) amounts actually collected by Lessor from another tenant to whom the Leased Property may have actually been leased or, if Lessor is operating the Leased Property for its own account, the actual Cash Flow of the Leased Property.

     In making the determinations described in subparagraph (i) above, the "worth" of unpaid Rent shall be determined by a court having jurisdiction thereof using the lowest rate of capitalization (highest present worth) reasonably applicable at the time of such determination and allowed by applicable law.

     16.4 LESSEE WAIVERS. If this Lease is terminated pursuant to Section 16.2, Lessee waives, to the extent not prohibited by applicable law, (a) any right of redemption, re-entry or repossession, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article 16, and (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

     16.5 APPLICATION OF FUNDS. Any payments otherwise payable to Lessee which are received by Lessor under any of the provisions of this Lease during the existence or continuance of any Lease Default shall be applied to the Lease Obligations in the order which Lessor may reasonably determine or as may be required by the laws of the State.

     16.6 [INTENTIONALLY DELETED].

     16.7 LESSOR'S RIGHT TO CURE. If Lessee shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 16.1, Lessor, after five (5) Business Days' prior notice to Lessee (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred shall be paid by Lessee to Lessor on demand as an Additional Charge. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

     16.8 NO WAIVER BY LESSOR. Lessor shall not by any act, delay, omission or otherwise (including, without limitation, the exercise of any right or remedy hereunder) be deemed to have waived any of its right or remedies hereunder or under any of the other Lease Documents unless such waiver is in writing and signed by Lessor, and then, only to the extent specifically set forth therein. No waiver at any time of any of the terms, conditions, covenants, representations or warranties set forth in any of the Lease Documents (including, without limitation, any of the time periods set forth therein for the performance of the Lease Obligations) shall be construed as a waiver of any other term, condition, covenant, representation or warranty of any of the Lease Documents, nor shall such a waiver in any one instance or circumstances be construed as a waiver of the same term, condition, covenant, representation or warranty in any subsequent instance or circumstance. No such failure, delay or waiver shall be construed as creating a requirement that Lessor must thereafter, as a result of such failure, delay or waiver, give notice to Lessee or the Guarantor, the Developer or any other Person that Lessor does not intend to, or may not, give a further waiver or to refrain from insisting upon the strict performance of the terms, conditions, covenants, representations and warranties set forth in the Lease Documents before Lessor can exercise any of its rights or remedies under any of the Lease Documents or before any Lease Default can occur, or as establishing a course of dealing for interpreting the conduct of and agreements between Lessor and Lessee, the Guarantor, the Developer or any other Person.

     The acceptance by Lessor of any payment that is less than payment in full of all amounts then due under any of the Lease Documents at the time of the making of such payment shall not: (a) constitute a waiver of the right to exercise any of Lessor's remedies at that time or at any subsequent time, (b) constitute an accord and satisfaction or (c) nullify any prior exercise of any remedy, without the express written consent of Lessor. Any failure by Lessor to take any action under this Lease or any of the other Lease Documents by reason of a default hereunder or thereunder, any acceptance of a past due installment, or any indulgence granted from time to time shall not be construed (i) as a novation of this Lease or any of the other Lease Documents, (ii) as a waiver of any right of Lessor thereafter to insist upon strict compliance with the terms of this Lease or any of the other Lease Documents or (iii) to prevent the exercise of any right of acceleration or any other right granted hereunder or under applicable law; and to the maximum extent not prohibited by applicable law, Lessor hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

     16.9 RIGHT OF FORBEARANCE. Whether or not for consideration paid or payable to Lessor and, except as may be otherwise specifically agreed to by Lessor in writing, no forbearance on the part of Lessor, no extension of the time for the payment of the whole or any part of the Obligations, and no other indulgence given by Lessor to Lessee or any other Person, shall operate to release or in any manner affect the original liability of Lessee or such other Persons, or to limit, prejudice or impair any right of Lessor, including, without limitation, the right to realize upon any collateral, or any part thereof, for any of the Obligations evidenced or secured by the Lease Documents; notice of any such extension, forbearance or indulgence being hereby waived by Lessee and all those claiming by, through or under Lessee.

     16.10 CUMULATIVE REMEDIES. The rights and remedies set forth under this Lease are in addition to all other rights and remedies afforded to Lessor under any of the other Lease Documents or at law or in equity, all of which are hereby reserved by Lessor, and this Lease is made and accepted without prejudice to any such rights and remedies. All of the rights and remedies of Lessor under each of the Lease Documents shall be separate and cumulative and may be exercised concurrently or successively in Lessor's sole and absolute discretion.


                                   ARTICLE 17

               SURRENDER OF LEASED PROPERTY OR LEASE; HOLDING OVER

     17.1 SURRENDER. Lessee shall, upon the expiration or prior termination of the Term (unless Lessee has concurrently purchased the Leased Property in accordance with the terms hereof), vacate and surrender the Leased Property to Lessor in good repair and condition, in compliance with all Legal Requirements, all Insurance Requirements, and in compliance with the provisions of Article 8, except for: (a) ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair during the entire Term of the Lease), (b) damage caused by the gross negligence or willful acts of Lessor, and (c) any damage or destruction resulting from a Casualty or Taking that Lessee is not required by the terms of this Lease to repair or restore.

     17.2 TRANSFER OF PERMITS AND CONTRACTS. In connection with the expiration or any earlier termination of this Lease (unless Lessee has concurrently purchased the Leased Property in accordance with the terms hereof), upon any request made from time to time by Lessor, Lessee shall (a) promptly and diligently use its best efforts to (i) transfer and assign all Permits and Contracts necessary or desirable for the operation of the Leased Property in accordance with its Primary Intended Lease to Lessor or its designee and/or (ii) arrange for the transfer or assignment of such Permits and Contracts to Lessor or its designee, all to the extent the same may be transferred or assigned under applicable law and (b) cooperate in every respect (and to the fullest extent possible) and assist Lessor or its designee in obtaining such Permits and Contracts (whether by transfer, assignment or otherwise). Such efforts and cooperation on the part of Lessee shall include, without limitation, the execution, delivery and filing with appropriate Governmental Authorities and Third Party Payors of any applications, petitions, statements, notices, requests, assignments and other documents or instruments requested by Lessor. Furthermore, Lessee shall not take any action or refrain from taking any action which would defer, delay or jeopardize the process of Lessor or its designee obtaining said Permits and Contracts (whether by transfer, assignment or otherwise). Without limiting the foregoing, Lessee shall not seek to transfer or relocate any of said Permits or Contracts to any location other than the Leased Property. The provisions of this Section 17.2 shall survive the expiration or earlier termination of this Lease.

     Lessee hereby appoints Lessor as its attorney-in-fact, with full power of substitution to take such actions, in the event that Lessee fails to comply with any request made by Lessor hereunder, as Lessor (in its sole absolute discretion) may deem necessary or desirable to effectuate the intent of this
Section 17.2. The power of attorney conferred on Lessor by the provisions of this Section 17.2, being coupled with an interest, shall be irrevocable until the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which Lessee may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of Lessor and shall not impose any duty on Lessor to exercise any such power and neither Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

     17.3 NO ACCEPTANCE OF SURRENDER. Except at the expiration of the Term in the ordinary course, no surrender to Lessor of this Lease or of the Leased Property or any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

     17.4 HOLDING OVER. If, for any reason, Lessee shall remain in possession of the Leased Property after the expiration or any earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month, one and one-half times the aggregate of (i) one-twelfth of the aggregate Base Rent payable at the time of such expiration or earlier termination of the Term; (ii) all Additional Charges accruing during the month and (iii) all other sums, if any, payable by Lessee pursuant to the provisions of this Lease with respect to the Leased Property. During such period of tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.


                                   ARTICLE 18

                         PURCHASE OF THE LEASED PROPERTY

     18.1 PURCHASE OF THE LEASED PROPERTY. In the event Lessee purchases the Leased Property from Lessor pursuant to any of the terms of this Lease, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee a deed with covenants only against acts of Lessor conveying the entire interest of Lessor in and to the Leased Property to Lessee subject to all Legal Requirements, all of the matters described in clauses (a), (b), (e) and (g) of Section 11.5.2, Impositions, any Liens created by Lessee, any Liens created in accordance with the terms of this Lease or consented to by Lessee, the claims of all Persons claiming by through or under Lessee, any other matters assented to by Lessee and all matters for which Lessee has responsibility under any of the Lease Documents, but otherwise not subject to any other Lien created by Lessor from and after the Commencement Date (other than an Encumbrance permitted under Article 20 which Lessee elects to assume). The applicable purchase price shall be paid in cash to Lessor, or as Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by Lessor and Lessee. All expenses of such conveyance, including, without limitation, title examination costs, standard (and extended) coverage title insurance premiums, attorneys' fees incurred by Lessor in connection with such conveyance, recording and transfer taxes and recording fees and other similar charges shall be paid by Lessee.

     18.2 APPRAISAL.

          18.2.1 DESIGNATION OF APPRAISERS. In the event that it becomes necessary to determine the Fair Market Value of the Leased Property for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a Person selected to act as appraiser on its behalf. Within ten (10) days after receipt of any such notice, Lessor (or Lessee, as the case may be) shall by notice to Lessee (or Lessor, as the case may be) appoint a second Person as appraiser on its behalf.

          18.2.2 APPRAISAL PROCESS. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto), shall, within forty-five (45) days after the date of the notice appointing the first appraiser, proceed to appraise the Leased Property to determine the Fair Market Value of the Leased Property as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within fifty (50) days after the making of Lessee's or Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten per cent (10%) of the lesser of such amounts, then the Fair Market Value of the Leased Property shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed ten percent (10%) of the lesser of such amounts, then such two appraisers shall have twenty (20) days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within twenty (20) days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. If no such appraiser shall have been appointed within such twenty (20) days or within ninety (90) days of the original request for a determination of Fair Market Value of the Leased Property, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers, by the American Arbitration Association or by such court shall be instructed to determine the Fair Market Value of the Leased Property within thirty
     (30) days after appointment of such Appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and fifty percent (50%) of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value of the Leased Property.

          18.2.3 SPECIFIC ENFORCEMENT AND COSTS. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

     18.3 LESSEE'S LIMITED RIGHT OF REFUSAL. At any time during the Term, as long as, at the time of exercise and on the date of closing, this Lease is then in full force and effect, and there exists no Lease Default, nor any state of facts or circumstances which would constitute a Lease Default, or which, with the passage of time and/or the giving of notice, would constitute a Lease Default, Lessee shall have a "Right of First Refusal" subject to the following terms and conditions: (a) if Lessor receives a bona fide written offer to purchase the Leased Property from a Person which is not a member of the Leasing Group or an Affiliate of any member of the Leasing Group (the "Offer"), acceptable to Lessor in Lessor's sole and absolute discretion and Lessor elects, in Lessor's sole and absolute discretion, to sell the Leased Property in accordance with the Offer, Lessee shall have thirty (30) days following notice of the Offer to elect to purchase the Leased Property on the same terms and conditions as specified in the Offer; (b) unless Lessor receives notice from Lessee within such thirty (30) day period setting forth Lessee's election to so purchase the Leased Property and unless thereafter Lessee completes the acquisition of the Leased Property exactly as provided for, and by the date specified, in the Offer, Lessor shall be at liberty, and shall have the absolute and unconditional right, to sell the Leased Property to any Person within the next twelve (12) months substantially on the terms and conditions set forth in the Offer or on any other terms and conditions more favorable to Lessor; and (c) any such sale consummated in accordance with the provisions of the foregoing clause (b) shall extinguish all rights granted to Lessee under this Section
18.3. Lessee's Right of First Refusal shall not apply to and shall survive: (a) any sale or transfer of the Leased Property to any Affiliate of Lessor; (b) any sale or transfer of the Leased Property occasioned by the exercise of any rights or remedies of any Fee Mortgagee; or (c) a deed or transfer in lieu of foreclosure to any Fee Mortgagee or any Affiliate thereof. Lessee's Right of First Refusal shall in all events terminate upon the expiration or any earlier termination of this Lease.

     18.4 LESSEE'S OPTION TO PURCHASE.

          18.4.1 CONDITIONS TO OPTION. On the conditions (which conditions Lessor may waive, at its sole option, by notice to Lessee at any time) that
     (a) at the time of exercise of the Purchase Option and on the applicable Purchase Option Date, there then exists no Lease Default, nor any state of facts or circumstance which constitutes, or with the passage of time and/or the giving of notice, would constitute a Lease Default and (b) Lessee strictly complies with the provisions of this Section 18.4, then Lessee shall have the option to purchase the Leased Property, at the price and upon the terms hereinafter set forth (the "Purchase Option").

          18.4.2 EXERCISE OF OPTION. The Purchase Option shall permit Lessee to purchase the Leased Property (a) on the last day of the Initial Term or (b) on the last day of any Extended Term effectively exercised by Lessee (each of such dates are referred to herein as a "Purchase Option Date") and shall be exercised by notice given by Lessee to Lessor (the "Lessee's Purchase Option Notice") at least one hundred eighty (180) days (but not more than two hundred seventy (270) days) prior to the relevant Purchase Option Date. Notwithstanding anything to the contrary set forth in this Lease, Lessee's right to purchase the Leased Property is subject to the further conditions that (i) concurrently with the exercise of the option set forth under this
     Section 18.4, the Lessee shall have exercised its right to purchase the premises demised under each of the Related Leases in accordance with the provisions of Section 18.4 of each of the Related Leases and (ii) the conveyance of the Leased Property pursuant to the provisions of this
     Section 18.4 shall occur simultaneously with the conveyance of the premises demised under each of the Related Leases pursuant to Section 18.4 of each of the Related Leases and (iii) all of the conditions in the Agreement Regarding Related Lease Transactions pertaining to the Purchase Option are satisfied. Once given, Lessee shall have no right to rescind Lessee's Purchase Option Notice.

          18.4.3 CONVEYANCE. If the Purchase Option is exercised by Lessee in accordance with the terms hereof, the Leased Property shall be conveyed by a good and sufficient deed with covenants only against acts of Lessor (the "Deed") running to Lessee or to such grantee as Lessee may designate by notice to Lessor at least seven (7) days before the Time of Closing.

          18.4.4 CALCULATION OF PURCHASE PRICE. Subject to the terms of the Agreement Regarding Related Lease Transactions, the price to be paid by Lessee for the acquisition of the Leased Property pursuant to this Purchase Option (the "Purchase Price") shall be equal to the greater of (a) the Meditrust Investment or (b) an amount equal to the then Fair Market Value of the Leased Property minus the Fair Market Added Value.

          18.4.5 PAYMENT OF PURCHASE PRICE. Subject to the terms of the Agreement Regarding Related Lease Transactions, the Purchase Price shall be paid by Lessee at the Time of Closing by certified, cashier's, treasurer's or bank check(s) or wire transfer pursuant to instructions received from Lessor.

          18.4.6 PLACE AND TIME OF CLOSING. Subject to the terms of the Agreement Regarding Related Lease Transactions, if the Purchase Option is exercised, the closing shall occur and the Deed shall be delivered (the "Closing") at the office of Lessor at 12:00 o'clock noon (local time in Boston, Massachusetts) on the applicable Purchase Option Date (such time, as the same may be extended by mutual written agreement of Lessor and Lessee, being hereinafter referred to as the "Time of Closing"). It is agreed that time is of the essence of the Purchase Option.

          18.4.7 CONDITION OF LEASED PROPERTY. The Leased Property is to be purchased "AS IS" and "WHERE IS" as of the Time of Closing.

          18.4.8 QUALITY OF TITLE. If Lessor shall be unable to give title or to make conveyance, as stipulated in this Section 18.4, then, at Lessor's option, Lessor shall use reasonable efforts to remove all defects in title and the applicable Purchase Option Date and Time of Closing shall be extended for period of thirty (30) days. Lessor shall not be required to expend more than FIFTY THOUSAND DOLLARS ($50,000) (inclusive of attorney's fees) in order to have used "reasonable efforts."

          18.4.9 LESSOR'S INABILITY TO PERFORM. If at the expiration of the extended time Lessor shall have failed so to remove any such defects in title, then all other obligations of all parties hereto under Section 18.4 shall cease and Section 18.4 shall be void and without recourse to the parties hereto. Notwithstanding the foregoing, Lessee shall have the election, at either the original or extended Purchase Option Date and Time of Closing, to accept such title as Lessor can deliver to the Leased Property in its then condition and to pay therefor the Purchase Price without reduction, in which case Lessor shall convey such title; provided, that, in the event of such conveyance, if any portion of the Leased Property shall have been taken by Condemnation prior to the applicable Purchase Option Date and Time of Closing, Lessor shall pay over or assign to Lessee at the Time of Closing, all Awards recovered on account of such Taking, less any amounts reasonably expended by Lessor in obtaining such Awards, or, to the extent such Awards have not been recovered as of the applicable Purchase Option Date and Time of Closing, Lessor shall assign to Lessee all its rights with respect to any claim therefor.

          18.4.10 MERGER BY DEED. The acceptance of the Deed by Lessee or the grantee designated by Lessee, as the case may be, shall be deemed to be a full performance and discharge of every agreement and obligation to be performed by Lessor contained or expressed in this Lease.

          18.4.11 USE OF PURCHASE PRICE TO CLEAR TITLE. To enable Lessor to make conveyance as provided in this Section, Lessor may, at the Time of Closing, use the Purchase Price or any portion thereof to clear the title of any Lien, provided that all instruments so procured are recorded contemporaneously with the Closing or reasonable arrangements are made for a recording subsequent to the Time of Closing in accordance with customary conveyancing practices.

          18.4.12 LESSEE'S DEFAULT. If Lessee delivers Lessee's Purchase Option Notice and fails to consummate the purchase of the Leased Property in accordance with the terms hereof for any reason other than Lessor's willful and unexcused refusal to deliver the Deed, (a) Lessee shall thereafter have no further right to purchase the Leased Property pursuant to this Section, although this Lease shall otherwise continue in full force and effect and
     (b) Lessor shall have the right to sue for specific performance of Lessee's obligations to purchase the Leased Property provided such suit for specific performance is commenced within one (1) year after the applicable Purchase Option Date on which such sale was supposed to occur.


                                   ARTICLE 19

                            SUBLETTING AND ASSIGNMENT

     19.1 SUBLETTING AND ASSIGNMENT. Except as specifically set forth in Section
19.2 and Section 19.4 below, Lessee may not, without the prior written consent of Lessor, which consent may be withheld in Lessor's sole and absolute discretion, assign or pledge all or any portion of its interest in this Lease or any of the other Lease Documents (whether by operation of law or otherwise) or sublet all or any part of the Leased Property. For purposes of this Section 19.1, the term "assign" shall be deemed to include, but not be limited to, any one or more sales, pledges, hypothecations or other transfers (including, without limitation, any transfer by operation of law) of any of the capital stock of or partnership interest in Lessee or sales, pledges, hypothecations or other transfers (including, without limitation, any transfer by operation of law) of the capital or the assets of Lessee. Any such assignment, pledge, sale, hypothecation or other transfer made without Lessor's consent shall be void and of no force and effect.

     19.2 PERMITTED SUBLEASES. Notwithstanding the foregoing, Lessee shall have the right to enter into Residence Agreements without the prior consent of Lessor.

     19.3 ATTORNMENT. Lessee shall insert in each Sublease approved by Lessor provisions to the effect that (a) such Sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) in the event this Lease shall terminate before the expiration of such Sublease, the Sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the Sublessee may have to terminate the Sublease or to surrender possession thereunder, as a result of the termination of this Lease and (c) in the event the Sublessee receives a written notice from Lessor stating that Lessee is in default under this Lease, the Sublessee shall thereafter be obligated to pay all rentals accruing under said Sublease directly to Lessor or as Lessor may direct. All rentals received from the Sublessee by Lessor shall be credited against the amounts owing by Lessee under this Lease.

     19.4 PERMITTED ASSIGNMENTS. Notwithstanding the provisions of Section 19.1, the current holders of all of the issued and outstanding capital stock of the Lessee may transfer such capital stock of Lessee to the Guarantor (or, at the option of the Guarantor, to a wholly-owned Subsidiary of the Guarantor), subject to the Liens created by the Stock Pledge Agreement, pursuant to the terms and conditions of the BCC Option Agreement (the "Stock Transfer"); provided that:
(a) at the time of the consummation of the Stock Transfer, no Lease Default shall have occurred (excluding any Lease Default which has been waived, in writing, by Lessor), nor any event which, with the giving of notice and/or the passage of time, could result in a Lease Default and (b) prior to or simultaneously with the consummation of the Stock Transfer, the Guarantor shall have delivered to Lessor (i) a guaranty of the Lease

Obligations executed by the Guarantor (the "BCC Guaranty"), in form and substance acceptable to Lessor (and, without limiting the foregoing, the BCC Guaranty shall include the financial covenants set forth in Section 10.9 of the Working Capital Assurance Agreement), (ii) a fully-executed Stock Pledge Agreement, in a form substantially similar to the Pledge Agreement, executed by the Guarantor (or, if applicable, the wholly-owned Subsidiary of the Guarantor to which the issued and outstanding stock of the Lessee is to be transferred) granting to Lessor a first priority security interest in all of the issued and outstanding shares of capital stock of Lessee (the "BCC Stock Pledge"), (iii) the stock certificate(s) evidencing such pledged shares, along with stock power(s) (in a form acceptable to Lessor) duly endorsed in blank and (iv) a legal opinion, in form and substance satisfactory to Lessor (1) evidencing the authority of the Guarantor to execute and deliver the BCC Stock Pledge, the BCC Guaranty and such stock powers and the enforceability of such documents and (2) stating whether any notices to and/or approvals from any Governmental Authority (or other Person) are required for such transfer and, if so, that such notices and approvals have been sent and/or obtained, as the case may be. From and after the consummation of the Stock Transfer, in accordance with the terms hereof and the terms of the Working Capital Loan Agreement, and the satisfaction of the conditions set forth in this Section 19.4, the Related Party Obligations shall include all "Related Party Obligations" as defined under the State College Lease; provided, however, that, except as otherwise provided within the definition of the term "Related Parties" in Article 2 hereof, the consummation of the Stock Transfer shall have no effect whatsoever on the Related Leases, the Tenant Parties or any terms, conditions or other provisions set forth herein or in any of the other Lease Documents relating thereto.

     In connection with the consummation the Stock Transfer, the Lessee shall have the option, exercisable by written notice to the Lessor ten (10) Business Days prior to the Stock Transfer, to request that the Lessor advance, under the Leasehold Improvement Agreement, a lump sum payment (the "Working Capital Payoff") equal to the total outstanding principal amount and all accrued interest and other sums payable under the Note. The Working Capital Payoff shall be used to pay the entire principal balance then remaining unpaid, together with accrued and unpaid interest thereon and any costs, charges and other amounts due under the Note (without any penalty or premium) and, upon any such advance of the Working Capital Payoff by Lessor, Base Rent shall be adjusted accordingly and the Cash Collateral held under the Deposit Pledge Agreement shall also be adjusted to reflect the adjusted Base Rent hereunder (i.e., so that the Cash Collateral then held under the Deposit Pledge Agreement equals 3 monthly payments of Base Rent as adjusted). The Working Capital Payoff shall be due and payable simultaneously with the consummation of the Stock Transfer. In the event the Lessee does not elect to request Lessor to advance the Working Capital Payoff under the Leasehold Improvement Agreement, the Working Capital Payoff shall nevertheless be due and payable simultaneously with the consummation of the Stock Transfer (from other funds of Pledgor) so that the outstanding obligations under the Note may be paid in full (without penalty or premium), it being understood and agreed that all obligations under the Note are due and payable as of the date of the consummation of the Stock Transfer. If Lessor does not advance the Working Capital Payoff to satisfy the outstanding obligations under the Note, there shall be no adjustment to Base Rent in connection with the satisfaction of the outstanding obligations under the Note.

     19.5 OTHER PERMITTED TRANSFERS. Notwithstanding anything to the contrary set forth herein, from and after the date of the consummation of the Guarantor's initial public offering of shares of common stock, (i) subject to the provisions of the paragraph immediately following this paragraph, any transfer (whether by operation of law or otherwise) of any shares of the common stock of the Guarantor shall not constitute a Lease Default and (ii) any merger of the Guarantor with any other Person shall not constitute a Lease Default, provided, that, the Guarantor is the surviving entity and remains in compliance with all of the conditions, covenants and agreements set forth in the Lease Documents pertaining to the Guarantor (including, without limitation, any financial covenants).

     Notwithstanding anything to the contrary set forth herein, from and after the date of the consummation of the Guarantor's initial public offering of common stock, the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended), at any time, by any Person and its Affiliates, either individually or as a group, of an aggregate of fifty percent (50%) or more of the common stock of the Guarantor shall constitute a Lease Default.


                                   ARTICLE 20

                   TITLE TRANSFERS AND LIENS GRANTED BY LESSOR

     20.1 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby with the fee estate in the Leased Property by reason of the fact that the same Person may acquire, own or hold, directly or indirectly (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

     20.2 TRANSFERS BY LESSOR. If the original Lessor named herein or any successor in interest shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, and the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, the original Lessor named herein or the applicable successor in interest so conveying the Leased Property shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

     20.3 LESSOR MAY GRANT LIENS. Without the consent of Lessee, but subject to the terms and conditions set forth below in this Section 20.3, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property or any interest therein ("Encumbrance"), whether to secure any borrowing or other means of financing or refinancing, provided that Lessee shall have no obligation to make payments under such Encumbrances. Lessee shall subordinate this Lease to the lien of any such Encumbrance, on the condition that the beneficiary or holder of such Encumbrance executes a non-disturbance agreement in conformity with the provisions of Section 20.4. To the extent that any such Encumbrance consists of a mortgage or deed of trust on Lessor's interest in the Leased Property the same shall be referred to herein as a "Fee Mortgage" and the holder thereof shall be referred to herein as a "Fee Mortgagee".

     20.4 SUBORDINATION AND NON-DISTURBANCE. Concurrently with the execution and delivery of any Fee Mortgage entered into after the date hereof, provided that the Lessee executes and delivers an agreement of the type described in the following paragraph, Lessor shall obtain and deliver to Lessee an agreement by the holder of such Fee Mortgage, pursuant to which, (a) the applicable Fee Mortgagee consents to this Lease and (b) agrees that, notwithstanding the terms of the applicable Fee Mortgage held by such Fee Mortgagee, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under or pursuant to such Fee Mortgage or a transfer in lieu of foreclosure, (i) Lessee's rights under this Lease shall not be disturbed nor shall this Lease be terminated or cancelled at any time, except in the event that Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein, (ii) Lessee's option to purchase the Leased Property shall remain in force and effect pursuant to the terms hereof and (iii) in the event that Lessee elects its option to purchase the Leased Property and performs all of its obligations hereunder in connection with any such election, the holder of the Fee Mortgage shall release its Fee Mortgage upon payment by Lessee of the purchase price required hereunder, provided, that (1) such purchase price is paid to the holder of the Fee Mortgage, in the event that the Indebtedness secured by the applicable Fee Mortgage is equal to or greater than the purchase price or (2) in the event that the purchase price is greater than the Indebtedness secured by the Fee Mortgage, a portion of the purchase price equal to the Indebtedness secured by the Fee Mortgage is paid to the Fee Mortgagee and the remainder of the purchase price is paid to Lessor.

     At the request from time to time by any Fee Mortgagee, Lessee shall (a) subordinate this Lease and all of Lessee's rights and estate hereunder to the Fee Mortgage held by such Fee Mortgagee and (b) agree that Lessee will attorn to and recognize such Fee Mortgagee or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Fee Mortgage as Lessor under this Lease for the balance of the Term then remaining. To effect the intent and purpose of the immediately preceding sentence, Lessee agrees to execute and deliver such instruments in recordable form as are reasonably requested by Lessor or the applicable Fee Mortgagee; provided, however, that such Fee Mortgagee simultaneously executes, delivers and records a written agreement of the type described in the preceding paragraph.


                                   ARTICLE 21

                               LESSOR OBLIGATIONS

     21.1 QUIET ENJOYMENT. As long as Lessee shall pay all Rent and all other sums due under any of the Lease Documents as the same become due and shall fully comply with all of the terms of this Lease and the other Lease Documents and fully perform its obligations thereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property throughout the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to the Permitted Encumbrances and such Liens as may hereafter be consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease, or to fail to perform any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article 21.

     21.2 MEMORANDUM OF LEASE. Lessor and Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State, in which reference to this Lease and all options and the Right of First Refusal contained herein shall be made. Lessee shall pay all recording costs and taxes associated therewith.

     21.3 DEFAULT BY LESSOR. Lessor shall be in default of its obligations under this Lease only if Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of thirty (30) days after notice thereof from Lessee (or, from and after the Conversion Date, such shorter time as may be necessary in order to protect the health or welfare of any residents of the Facility or to insure the continuing compliance of the Facility with the applicable Legal Requirements), unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessor, within said thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay.


                                   ARTICLE 22

                                     NOTICES

     Any notice, request, demand, statement or consent made hereunder or under any of the other Lease Documents shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provision for a receipt, postage or delivery charges prepaid, and shall be deemed given when so personally delivered or postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to Lessee:               Black Box of Lewisburg, Inc.
                            65 Allerton Street
                            Boston, MA  02119
                            Attn: Walter K. McDonough

If to the Guarantor:        Balanced Care Corporation
                            5021 Louise Drive, Suite 200
                            Mechanicsburg, PA 17055
                            Attn:  President

With copies to:             Balanced Care Corporation
                            5021 Louise Drive, Suite 200
                            Mechanicsburg, PA 17055
                            Attn: General Counsel

                            and

                            Kirkpatrick & Lockhart
                            1500 Oliver Building
                            Pittsburgh, Pennsylvania 15222-2312
                            Attn: Donald Kortlandt, Esq.

If to Lessor:               Meditrust Acquisition Corporation II
                            197 First Avenue
                            Needham Heights, Massachusetts  02194
                            Attn: President

With copies to:             Meditrust Acquisition Corporation II
                            197 First Avenue
                            Needham Heights, Massachusetts  02194
                            Attn: General Counsel

                            and

                            Nutter, McClennen & Fish, LLP
                            One International Place
                            Boston, Massachusetts 02110-2699
                            Attn: Marianne Ajemian, Esq.


or such other address as Lessor, Lessee or the Guarantor shall hereinafter from time to time designate by a written notice to the others given in such manner. Any notice given to Lessee or the Guarantor by Lessor at any time shall not imply that such notice or any further or similar notice was or is required.

                                   ARTICLE 23

                             LIMITATION OF LIABILITY

     In no event shall Lessor ever be liable to Lessee or any other Person for any indirect or consequential damages incurred by Lessee or such other Person resulting from any cause whatsoever. Notwithstanding the foregoing, Lessee hereby acknowledges and agrees that Lessee shall look only to the assets of Lessor for the payment of any sum or performance of any obligation due by or from Lessor pursuant to the terms and provisions of the Lease Documents.


                                   ARTICLE 24

                            MISCELLANEOUS PROVISIONS

     24.1 BROKER'S FEE INDEMNIFICATION. Lessee shall and hereby agrees to indemnify, defend (with counsel acceptable to Lessor) and hold Lessor harmless from and against any and all claims for premiums or other charges, finder's fees, taxes, brokerage fees or commissions and other similar compensation due in connection with any of the transactions contemplated by the Lease Documents, except such claims by any Person with whom Lessor has dealt without Lessee's knowledge in connection with the transactions contemplated by the Lease Documents. Notwithstanding the foregoing, Lessor shall have the option of conducting its own defense against any such claims with counsel of Lessor's choice, but at the expense of Lessee, as aforesaid. This indemnification shall include all attorneys' fees and expenses and court costs reasonably incurred by Lessor in connection with the defense against any such claims and the enforcement of this indemnification agreement and shall survive the termination of this Lease.

     24.2 NO JOINT VENTURE OR PARTNERSHIP. Neither anything contained in any of the Lease Documents, nor the acts of the parties hereto, shall create, or be construed to create, a partnership or joint venture between Lessor and Lessee. Lessee is not the agent or representative of Lessor and nothing contained herein or in any of the other Lease Documents shall make, or be construed to make, Lessor liable to any Person for goods delivered to Lessee, services performed with respect to the Leased Property at the direction of Lessee or for debts or claims accruing against Lessee.

     24.3 AMENDMENTS, WAIVERS AND MODIFICATIONS. Except as otherwise expressly provided for herein or in any other Lease Document, none of the terms, covenants, conditions, warranties or representations contained in this Lease or in any of the other Lease Documents may be renewed, replaced, amended, modified, extended, substituted, revised, waived, consolidated or terminated except by an agreement in writing signed by (a) all parties to this

Lease or the other applicable Lease Document, as the case may be, with regard to any such renewal, replacement, amendment, modification, extension, substitution, revision, consolidation or termination and (b) the Person against whom enforcement is sought with regard to any waiver. The provisions of this Lease and the other Lease Documents shall extend and be applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of any of the Lease Documents, the Management Agreements, the Related Party Agreements, the Working Capital Loan Documents, the Permits and/or the Contracts. References herein and in the other Lease Documents to any of the Lease Documents, the Management Agreements, the Related Party Agreements, the Working Capital Loan Documents, the Permits and/or the Contracts shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof.

     Notwithstanding the foregoing, any reference contained in any of the Lease Documents, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revisions, consolidation or modification of any of the Lease Documents or any Management Agreement, Related Party Agreement, Working Capital Loan Documents, Permit and/or the Contract is not intended to constitute an agreement or consent by Lessor to any such renewal, replacement, amendment, substitution, revision, consolidation or modification; but, rather as a reference only to those instances where Lessor may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification as the same may be required pursuant to the terms, covenants and conditions of any of the Lease Documents.

     24.4 CAPTIONS AND HEADINGS. The captions and headings set forth in this Lease and each of the other Lease Documents are included for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Lease, any of the other Lease Documents or any parts hereof or thereof.

     24.5 TIME IS OF THE ESSENCE. Time is of essence of each and every term, condition, covenant and warranty set forth herein and in the other Lease Documents.

     24.6 COUNTERPARTS. This Lease and the other Lease Documents may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one in the same instrument.

     24.7 ENTIRE AGREEMENT. This Lease and the other Lease Documents set forth the entire agreement of the parties with respect to the subject matter and shall supersede in all respects those provisions of the letter of intent dated September 12, 1997 (and all prior iterations thereof), from Meditrust to the Guarantor, accepted by the Guarantor on September 15, 1997 relating to the Project.

     24.8 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT

PERMITTED BY APPLICABLE LAW, LESSOR AND LESSEE HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY HERETO MAY NOW OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LEASE OR ANY OF THE LEASE DOCUMENTS. Without limiting the foregoing, Lessee waives the right to trial by jury and any notices to quit as may be specified in the Lessor and Lessee Act of Pennsylvania, Act of April 6, 1951 (68 P.S.C.A. Section 250.101 et seq.), as the same may have been or may hereafter be amended, and agrees that the notices provided in this Lease shall be sufficient in any case where a longer period may be statutorily specified. Lessee hereby certifies that neither Lessor nor any of Lessor's representatives, agents or counsel has represented expressly or otherwise that Lessor would not, in the event of any such suit, action or proceeding seek to enforce this waiver to the right of trial by jury and acknowledges that Lessor has been induced by this waiver (among other things) to enter into the transactions evidenced by this Lease and the other Lease Documents and further acknowledges that Lessee (a) has read the provisions of this Lease, and in particular, the paragraph containing this waiver, (b) has consulted legal counsel, (c) understands the rights that it is granting in this Lease and the rights that it waiving in this paragraph in particular and (d) makes the waivers set forth herein knowingly, voluntarily and intentionally.

     24.9 SUCCESSORS AND ASSIGNS. This Lease and the other Lease Documents shall be binding and inure to the benefit of (a) upon Lessee and Lessee's legal representatives and permitted successors and assigns and (b) Lessor and any other Person who may now or hereafter hold the interest of Lessor under this Lease and their respective successors and assigns. Notwithstanding the foregoing, Lessee shall not assign any of its rights or obligations hereunder or under any of the other Lease Documents without the prior written consent of Lessor, in each instance, which consent may be withheld in Lessor's sole and absolute discretion.

     24.10 NO THIRD PARTY BENEFICIARIES. This Lease and the other Lease Documents are solely for the benefit of Lessor, its successors, assigns and participants (if any), the Meditrust Entities, the Indemnified Parties, Lessee, the Guarantor, the other members of the Leasing Group and their respective permitted successors and assigns, and, except as otherwise expressly set forth in any of the Lease Documents, nothing contained therein shall confer upon any Person other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations contained therein. All conditions to the obligations of Lessor to advance or make available proceeds of insurance or Awards, or to release any deposits held for Impositions or insurance premiums are imposed solely and exclusively for the benefit of Lessor, its successors and assigns. No other Person shall have standing to require satisfaction of such conditions in accordance with their terms, and no other Person shall, under any circumstances, be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lessor at any time, if, in Lessor's sole and absolute discretion, Lessor deems it advisable or desirable to do so.

     24.11 GOVERNING LAW. This Lease shall be construed, and the rights and obligations of Lessor and Lessee shall be determined, in accordance with the laws of the Commonwealth of Massachusetts, except (a) that the laws of the State shall govern this Lease to the extent necessary to obtain the benefit of and/or enforce the rights and remedies set forth herein with respect to the Leased Property and (b) for procedural requirements relating to the Leased Property which must be governed by the laws of the State.

     To the maximum extent permitted by applicable law, Lessee hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of, or with respect to any of the Lease Documents, the negotiation and/or consummation of the transactions evidenced by the Lease Documents, Lessor's relationship with any member of the Leasing Group in connection with the transactions evidenced by the Lease Documents and/or the performance of any obligation or the exercise of any remedy under any of the Lease Documents and expressly waives any and all objections Lessee may have as to venue in any of such courts.

     24.12 GENERAL. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease or any of the other Lease Documents shall survive such termination.

     If any provision of this Lease or any of the other Lease Documents or any application thereof shall be invalid or unenforceable, the remainder of this Lease or the other applicable Lease Document, as the case may be, and any other application of such term or provision shall not be affected thereby. Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of any of this Lease is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

     If any late charges provided for in any provision of this Lease or any of the other Lease Documents are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate.

     Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as to all of the foregoing as expressly provided for herein.

     THE UNDERSIGNED LESSEE ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSION OF JUDGMENT CONTAINED IN SECTION 16.2(e) HEREOF AND THAT THE LESSOR-LESSEE RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE AND THAT THE

UNDERSIGNED WAIVES ANY RIGHT TO A HEARING WHICH WOULD OTHERWISE BE A CONDITION TO LESSOR'S OBTAINING THE JUDGMENTS AUTHORIZED BY SECTION 16.2(e).

                                   ARTICLE 25

                            SUBSTITUTION OF PROPERTY

     25.1 SUBSTITUTION OF PROPERTY FOR THE LEASED PROPERTY. Provided that no default has occurred under this Lease (excluding any default which has been cured in accordance with the terms hereof or which has been waived, in writing, by the Lessor), nor any event which, with the giving of notice or the passage of time or both, would constitute such a default, Lessee shall have the right from time to time (referred to herein as the "Substitution Right"), exercisable upon not less than ninety (90) days' prior written notice to Lessor (referred to herein as a "Substitution Notice") to substitute, on a date specified in such Substitution Notice (such date, as the same may be extended by express written agreement of Lessor, shall be referred to herein as a "Substitution Date"), the Leased Property with a Comparable Facility. As used herein, the term "Comparable Facility" shall be defined as a personal care home, assisted living facility or other similar senior housing facility which Lessor determines (a) has an appraised Fair Market Value greater than or equal to the greater of (i) the appraised Fair Market Value of the Leased Property at the Commencement Date or
(ii) the appraised Fair Market Value of the Leased Property at the time that the applicable Substitution Notice is furnished to Lessor (based on appraisal criteria then in effect), (b) has a Rent Coverage Ratio greater than or equal to the greater of (i) the Rent Coverage Ratio of the Leased Property as of the Commencement Date or (ii) the Rent Coverage Ratio of the Leased Property at the time that the applicable Substitution Notice is furnished to Lessor, (c) provides a mix of services similar to the Leased Property and (d) is otherwise reasonably acceptable, in all respects, to Lessor (based on Lessor's usual and customary property evaluation criteria then in effect). Lessee may not exercise its Substitution Right more than once in any calendar year.

     25.2 CONDITIONS TO SUBSTITUTION. Without limiting the foregoing, as conditions precedent to the consummation of any proposed substitution:

          (a) as of the applicable Substitution Date, no Lease Default shall have occurred (excluding any Lease Default which has been waived, in writing, by Lessor), nor any event which with the giving of notice and/or the passage of time would constitute such a default;

          (b) Lessor shall have received engineering and inspection reports relating to the medical office building identified by Lessee in the applicable Substitution Notice (referred to herein as a "Proposed Facility"), reasonably satisfactory in all respects to Lessor;

          (c) Lessee shall have delivered to Lessor (i) an MAI appraisal of the

     Proposed Facility (prepared by an appraiser selected by Lessee and approved by Lessor), in form and substance reasonably satisfactory to Lessor and
     (ii) an instrument survey of the premises upon which the Proposed Facility is located acceptable to Lessor and the Title Company;

          (d) Lessor shall be satisfied as to compliance of Lessee, the Proposed Facility, the owner of the Proposed Facility (to the extent such owner is not Lessee as provided in subsection (l) below) and/or the proposed substitution, as the case may be, with (i) all applicable land use, zoning, subdivision and environmental laws and regulations, (ii) all applicable health-care and/or personal care, assisted living or other similar senior housing licensure laws and regulations and (iii) such other matters as Lessor reasonably deems relevant (including, without limitation, whether the conveyance of the property to Lessor in connection with the proposed substitution may be avoided under the Bankruptcy Code);

          (e) Lessee shall have delivered to Lessor a valid and binding owner's or lessee's (as applicable) title insurance commitment issued by a title insurer reasonably acceptable to Lessor (the "Title Company"), in an amount equal to the Fair Market Value of the Proposed Facility, with such endorsements and affirmative coverages, and in such form, as Lessor may reasonably require insuring Lessor's fee title or leasehold title to the Proposed Facility, subject to no Liens except those approved or assumed by Lessor and arrangements satisfactory to Lessor shall have been made for the issuance of a title insurance policy on the Substitution Date in accordance with such title insurance commitment;

          (f) Lessee shall have delivered an environmental site assessment report relating to the Proposed Facility, in form and substance reasonably acceptable to Lessor and prepared by an environmental consultant reasonably acceptable to Lessor;

          (g) Lessor shall have obtained, at Lessee's cost, an opinion of Lessor's counsel, in form and substance acceptable to Lessor, confirming that (i) the substitution of the Proposed Facility for the Leased Property will qualify as an exchange solely of property of a like-kind under Section 1031 of the Code, in which, generally, except for "boot" such as cash needed to equalize exchange values or discharge indebtedness, no gain or loss is recognized to Lessor, (ii) the substitution or sale will not result in ordinary recapture income to Lessor pursuant to Code Section 1250(d)(4) or any other Code provision, (iii) the substitution or sale will result in income, if any, to Lessor of a type described in Code Section 856(c)(2) or
     (3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code Section 857(b)(6) and
     (iv) the substitution or sale, together with all other substitutions and sales made or requested by Lessee or any Affiliate of Lessee or of any Guarantor pursuant to any other leases with Lessor (or any of its Affiliates) or any other transfers of the Leased Property or the properties leased under other such leases, during the relevant time period, will not jeopardize the qualification of Lessor as a real estate investment trust under Code Sections 856-860;

          (h) Lessor shall have received opinions of Lessee's counsel as to (i) the compliance of the Proposed Facility with land use, zoning, subdivision and environmental laws and regulations, (ii) the compliance of Lessee, the owner of the Proposed Facility (to the extent such owner is not Lessee as provided in subsection (l) below), the proposed substitution and the Proposed Facility with applicable health care, personal care, assisted living and/or other similar senior housing laws and regulations, (iii) the due authorization, execution and enforceability of the Substitution Documents and (iv) such other matters as are reasonably requested; in form and substance reasonably acceptable to Lessor;

          (i) Lessee and the Guarantor shall have executed and delivered, or caused to be executed and delivered, such documents as are reasonably required by Lessor to effectuate the substitution (collectively, the "Substitution Documents"), including, without limitation, (i) a deed with full warranties or assignment of a leasehold estate with full warranties (as applicable) conveying to Lessor title to the Proposed Facility free and clear of all Liens, except those approved or assumed by Lessor, (ii) a facility lease (the "Substitution Lease") duly executed, acknowledged and delivered by Lessee, containing the same terms and conditions as are contained herein except that (1) the legal description of the land shall refer to the Proposed Facility, (2) the Meditrust Investment in the Proposed Facility shall be an amount equal to the Meditrust Investment in the Leased Property increased by any Cash Adjustment paid by Lessor, (3) the Rent under the Substitution Lease in all respects shall provide Lessor with a substantially equivalent yield at the time of the substitution (i.e., annual return on its equity in such Proposed Facility) to that received (and reasonably expected to be received thereafter) from the Leased Property, taking into account the Cash Adjustment, if any, paid by Lessor and any other relevant factors and (4) such other changes therein as may be necessary or appropriate under the circumstances shall be made;
     (iii) a collateral assignment of permits, licenses, approvals and contracts relating to the Proposed Facility, substantially in the form of the Lessee Permits Assignment; (iv) UCC financing statements and (v) an affiliated party subordination agreement, substantially in the form of Affiliated Party Subordination Agreement, shall be executed by the parties to the Affiliated Party Subordination Agreement and such other Persons as are deemed necessary or appropriate by the Lessor. The Substitution Documents shall be based upon and contain the same terms and conditions as are set forth in Lessee Documents in effect prior to the substitution, except that such changes shall be made as may be necessary or reasonably appropriate under the circumstances to effectuate the substitution and secure the protection and priority of the property and security interests conveyed and/or granted to Lessor;

          (j) without limiting any other provision contained herein, Lessee shall have delivered to Lessor such other information and materials relating to Lessee, the owner of the Proposed Facility (to the extent that such owner is not Lessee as provided in subsection (l) below) and the Proposed Facility as Lessor may reasonably request, including, without limitation, leases, receipted bills, management agreements and other Contracts, Provider Agreements, cost reports, Permits, evidence of legal and actual access to the Proposed Facility, evidence of the availability and sufficiency of utilities servicing the Proposed Facility, historical and current operating statements, detailed budgets and financial statements and Lessor shall have found the same to be satisfactory in all respects;

          (k) without limiting Lessee's obligations to pay the Substitution Closing Costs in accordance with the provisions of Section 25.4, Lessee shall also pay to Lessor a fee equal to one percent (1%) of the Meditrust Investment;

          (l) the Proposed Facility shall be owned or leased by Lessee or an Affiliate of Lessee that is acceptable to Lessor; provided, however, that in the event that the Proposed Facility is owned by any such Affiliate, (i) said Affiliate shall execute and deliver to Lessor such Substitution Documents as may be reasonably required by Lessor and (ii) Lessor shall be provided with such evidence as it may require to determine that the conveyance of the Proposed Facility (or a leasehold interest therein) to Lessor does not constitute a fraudulent conveyance (under applicable federal or state law);

          (m) Lessee shall have delivered to Lessor an insurance certificate evidencing compliance with all of the insurance requirements set forth in the Substitution Documents;

          (n) Lessee shall have delivered to Lessor an Officer's Certificate certifying as of the Substitution Date that (i) the Proposed Facility has been accepted by Lessee for all purposes of the Substitution Lease and there has been no material damage to the improvements located on the Proposed Facility, nor is any condemnation or eminent domain proceeding pending with respect thereto; (ii) all Permits (including, but not limited to, a permanent, unconditional certificate of occupancy) which are necessary to permit the use of the Proposed Facility in accordance with the provisions of the Substitution Lease have been obtained and are in full force and effect; (iii) under applicable zoning and use laws, ordinances, rules and regulations, the Proposed Facility may be used for the purposes contemplated by Substitution Documents and all necessary subdivision approvals have been obtained; (iv) to the best knowledge of Lessee, there exists no Lease Default under this Lease, and no defense, offset or claim exists with respect to any sums to be paid by Lessee hereunder, and (v) any exceptions to Lessor's title to the Proposed Facility do not materially interfere with the intended use of the Proposed Facility by Lessee;

          (o) Lessor shall have determined that the Proposed Facility constitutes a Comparable Facility; and

          (p) Lessor shall have received all Rent due and payable hereunder through the Substitution Date.

     In the event that the equity value of the Proposed Facility (i.e., the Fair Market Value of the Proposed Facility minus the Liens to which Lessor will take the Proposed Facility subject) as of the Substitution Date is greater than the equity value of the Leased Property (i.e., the Fair Market Value of the Leased Property minus the Liens to which Lessee will take the Leased Property subject other than those Liens which Lessee is obligated to pay or discharge pursuant to the terms of this Lease) as of the Substitution Date, subject to the limitation set forth below, Lessor shall pay an amount equal to the difference to Lessee; provided, however, that Lessor shall not be obligated to consummate such substitution if Lessor would be required to make a payment to Lessee of an amount equal to or in excess of fifteen percent (15%) of said Fair Market Value of the Leased Property (the amount of cash paid by Lessor to Lessee being referred to herein as the "Cash Adjustment"). Without limiting the generality or effect of the preceding sentence, in the event that, on the Substitution Date, Lessor is obligated to pay a Cash Adjustment to Lessee and Lessor does not have sufficient funds available, or elects not to make such payment in cash, Lessor shall provide Lessee with (and Lessee shall accept) a purchase money note and mortgage for a term not to exceed eighteen (18) months from the Substitution Date and bearing interest, payable monthly, at a rate of interest equal to one hundred ten percent (100%) of the applicable federal rate (determined at the time of execution of such note pursuant to Section 1274 of the Code or any successor section thereto), compounded semi-annually, or, if no such rate exists or such rate is in excess of that permitted under applicable law, at the Prime Rate, which interest shall be payable monthly in arrears.

     25.3 CONVEYANCE TO LESSEE. If the Lessor shall have determined that the Proposed Facility constitutes a Comparable Facility, on the Substitution Date, after the consummation of a substitution in accordance with the terms hereof, Lessor will convey the Leased Property to Lessee in accordance with the provisions of Article 18 (except as to payment of any expenses in connection therewith which shall be governed by Section 25.4 below) and this Lease shall thereupon terminate as to the Leased Property. Upon completion of the purchase of the Leased Property, no Rent shall thereafter accrue with respect thereto.

     25.4 EXPENSES. Whether or not any proposed substitution is consummated, Lessee shall pay all of the out-of-pocket expenses and other costs incurred or expended by Lessor in connection with any proposed substitution (collectively referred to herein as "Substitution Closing Costs"), including, without limitation, reasonable attorneys' fees and expenses, engineering costs, consultants' fees, appraisal costs, audit and tax review costs, out-of-pocket travel expenses, inspection fees, title insurance premiums and other title fees, survey expenses, mortgage taxes, transfer, documentary stamp and other taxes, search charges of any nature, recording, registration and filing costs, broker's fees and commissions, if any, escrow fees, fees and expenses, if any, incurred in qualifying Lessor and maintaining its right to do business in the state where the Proposed Facility is located, the cost of obtaining, preparing and recording a release of the Leased Property from the lien of any Fee Mortgage (other than the amount necessary to payoff such Fee Mortgage) and any other costs expended or incurred by Lessor in connection with the preparation for and the documentation and/or the closing of the proposed substitution. The Substitution Closing Costs shall be a demand obligation of Lessee to Lessor and, if not paid within ten (10) days after demand, shall thereafter (to the extent permitted by applicable law) bear interest at the Overdue Rate until the date of payment.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

WITNESS:                               LESSEE:

                                       BLACK BOX OF LEWISBURG, INC.,
                                       a Delaware corporation



/s/ Signature Illegible                By: /s/ Signature Illegible
-----------------------                    -----------------------
Name:                                      Name:
                                           Title:


WITNESS:                               LESSOR:

                                       MEDITRUST ACQUISITION
                                       CORPORATION II, a Delaware corporation



/s/ Signature Illegible                By: /s/ Signature Illegible
-----------------------                ---------------------------
Name:                                      Name:
                                           Title:

Schedule to Exhibit 10.46 filed pursuant to Instruction 2 to Item 601(a) of Regulation S-K



                            Facility Lease Agreement

                                                      Date of
Project               Parties                        Agreement               Location
-------               -------                        ---------               --------
Chippewa, PA          Meditrust Acquisition             1/7/98               Chippewa, PA
                      Corporation II (Lessor)
                      TC Realty of Chippewa,
                      Inc. (Lessee)

Lewistown, PA         Meditrust Acquisition             1/7/98               Lewistown, PA
                      Corporation II (Lessor)
                      TC Realty of Lewistown,
                      Inc. (Lessee)

Berwick, PA           Meditrust Acquisition             1/7/98               Berwick, PA
                      Corporation II (Lessor)
                      TC Realty of Berwick,
                      Inc. (Lessee)

Martinsburg, WV       Meditrust Acquisition             12/31/97             Martinsburg, WV
                      Corporation II (Lessor)
                      Black Box of Martinsburg,
                      Inc. (Lessee)

Peckville, PA         Meditrust Acquisition             12/31/97             Peckville, PA
                      Corporation II (Lessor)
                      Black Box of Peckville,
                      Inc. (Lessee)

Dillsburg, PA         Meditrust Acquisition             12/31/97             Dillsburg, PA
                      Corporation II (Lessor)
                      Black Box of Dillsburg,
                      Inc. (Lessee)

                                                      Date of
Project               Parties                        Agreement               Location
-------               -------                        ---------               --------
Maumelle, AR*         Meditrust Acquisition            12/19/97             Maumelle, AR
                      Corporation II (Lessor)
                      TC Realty of Maumelle,
                      Inc.(lessee)

Reading, PA*          Meditrust Acquisition            12/19/97             Reading, PA
                      Corporation II (Lessor)
                      TC Realty of Reading,
                      Inc. (Lessee)

Sherwood, AR*         Meditrust Acquisition            12/19/97             Sherwood, AR
                      Corporation II (Lessor)
                      TC Realty of Sherwood,
                      Inc. (Lessee)

Mountain Home,        Meditrust Acquisition            12/19/97             Mountain Home, AR
AR*                   Corporation II (Lessor)
                      TC Realty of Mountain
                      Home, Inc. (Lessee)

Altoona, PA*          Meditrust Acquisition              12/19/97           Altoona, PA
                      Corporation II (Lessor)
                      TC Realty of Altoona,
                      Inc. (Lessee)

Blytheville, AR*      Meditrust Acquisition            12/19/97             Blytheville, AR
                      Corporation II (Lessor)
                      TC Realty of Blytheville,
                      Inc. (Lessee)

Pocahontas, AR*       Meditrust Acquisition            12/19/97             Pocahontas, AR
                      Corporation II (Lessor)
                      TC Realty of Pocahontas,
                      Inc. (Lessee)


*First Amended and Restated Facility Lease Agreement